                                     Securities Act Registration No. 333-117467

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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                               -----------------


                 [X] Pre-Effective         [_] Post-Effective
                  Amendment No. 2            Amendment No.


                       (Check appropriate box or boxes)

                     John Hancock Variable Series Trust I
        (Exact Name of Registrant as Specified in Declaration of Trust)

                             197 Clarendon Street
                          Boston, Massachusetts 02117
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (617) 572-9196

                               -----------------

                Name and Address of
                 Agent for Service:             Copy to:
                -------------------             --------
                 ARNOLD R. BERGMAN,       THOMAS C. LAUERMAN,
                      ESQUIRE                   ESQUIRE
                 John Hancock Life        Foley & Lardner LLP
                 Insurance Company
                197 Clarendon Street      3000 K Street, N.W.
                  Boston, MA 02117             Suite 500
                                         Washington, D.C. 20007

   Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933.



   Pursuant to Rule 429 under the Act, the prospectus in this registration statement also relates to registrant's currently effective registration statement on Form N-1A, File No. 33-2081. No filing fee is due, in reliance on
Section 24(f) of the Act.

   The title of the securities being registered is "shares of beneficial interest."

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Important Information

              [LOGO] John Hancock             September 10, 2004

Dear Contract or Certificate Owner:

   I am writing to ask for your vote on important matters concerning your investment in certain funds within your John Hancock variable annuity or variable life insurance contract.

   Your funds' trustees are proposing the merger of certain funds of the John Hancock Variable Series Trust I (the "Acquired Funds") into certain other very similar funds of the Trust (the "Acquiring Funds"). Each Acquired Fund is essentially identical to the Acquiring Fund into which it will merge, except for the respective sizes of the two Funds.

   These transactions are described in the enclosed proxy materials and summarized in the questions and answers on the following pages.

   The Board of Trustees considered the following matters, among others, in approving each proposal:

       The main purpose of combining the funds is to enable them to be managed more effectively and efficiently. In most cases, the Acquired Fund has failed to grow large enough to be operated as economically and as effectively as is desirable on a long-term basis.

       The combination of each Acquired Fund with its corresponding Acquiring Fund will not result in any increase in the total fees and other expenses borne by any shareholder. In fact, on a continuing basis, shareholders can expect to benefit from lower overall expenses than if the two funds remained separate. Combining the funds will not result in any dilution of the value of your interest or that of any shareholder of either fund.

       The investment objectives and policies of each Acquired Fund are the same as those of its corresponding Acquiring Fund. Each Acquired Fund also is currently managed in the same way and by the same sub-investment adviser as its corresponding Acquiring Fund.

   Each merger proposal has been unanimously approved by the funds' Board of Trustees, who believe the mergers will benefit you. This includes all of the trustees who are independent of John Hancock. The enclosed combined proxy statement and prospectus contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting.

                         YOUR VOTE MAKES A DIFFERENCE!

   No matter what size your investment may be, your vote is important. Please read the enclosed materials, and complete, sign and return the enclosed voting instruction (proxy) ballot(s) to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope. If you have any questions or need additional information, please contact your Investment Professional or call a John Hancock Service Representative at 1-800-824-0335, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                          Sincerely,

                                        /s/ Michele G. Van Leer
                                          Michele G. Van Leer
                                          Chairman

   Insurance products are issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117. Securities products are distributed by Signator Investors, Inc., Member NASD, SIPC.

                             Q&A FUND MERGER PROXY

Q: What are the changes being proposed?

A: Generally, these proposals would merge similar funds to create combined funds that will have significantly more assets and offer a greater opportunity for future growth.

   Specifically, the trustees of your fund(s) are proposing the following mergers:

                Acquired Fund                 Acquiring Fund
                -------------                 --------------
     PROPOSAL 1 Fundamental Growth            Large Cap Growth

     PROPOSAL 2 Large Cap Growth B (formerly  Large Cap Growth
                Large Cap Aggressive Growth)

     PROPOSAL 3 Fundamental Value B (formerly Fundamental Value
                Large Cap Value CORE/SM/)

     PROPOSAL 4 Mid Cap Value                 Mid Cap Value B (formerly
                                              Small/Mid Cap CORE/SM/)

     PROPOSAL 5 Small Cap Growth              Small Cap Emerging Growth

     PROPOSAL 6 Overseas Equity               Overseas Equity B (formerly
                                              International Opportunities)

     PROPOSAL 7 Overseas Equity C (formerly   Overseas Equity B
                Emerging Markets Equity)

Q: Will these changes affect the value of my contract? Will there be any tax implications?

A: No. There will be no impact on the value of your investment in your variable life insurance or variable annuity contract, and there are no tax implications (no Form 1099R will be generated).

Q: Will the transactions count towards the 12 free transfers allowed per contract year?

A: No, a merger transfer will be free and it will not count toward your allowable 12 free transfers per year.

Q: What if I do not want to have any amounts I have in an Acquired Fund transferred to the proposed Acquiring Fund?

A: Prior to the merger, you may contact an Annuity Service Representative at [1-800-732-5543] or a Life Service Representative at [1-800-732-5543],
   Monday through Friday between 8:00 A.M. - 7:00 P.M. Eastern time and request a transfer to another investment option or Fixed Account (if available in your state). Please consult your Investment Professional prior to reallocating your assets.

Q: How do I vote?

A: Follow two simple steps:

STEP 1:First, read the sections of the accompanying proxy statement/prospectus that apply to your fund(s).

STEP 2:Second, complete the enclosed voting card for each of your funds and return it in the enclosed postage-paid envelope. If you have more than one card, you need to complete, sign, and mail each one.

Q: Does my vote make a difference?

A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that your wishes are represented when votes are cast at the shareholder meeting. The funds' Board of Trustees voted unanimously to recommend these changes, and your approval is needed to implement the changes.

                            FUNDAMENTAL GROWTH FUND

                          LARGE CAP GROWTH B FUND/1/

                          FUNDAMENTAL VALUE B FUND/2/

                              MID CAP VALUE FUND

                               SMALL CAP GROWTH

                             OVERSEAS EQUITY FUND

                           OVERSEAS EQUITY C FUND/3/

  (each a separate investment "Fund" of John Hancock Variable Series Trust I)
                    197 Clarendon Street, Boston, MA 02117
                       TOLL FREE NUMBER: 1-800-732-5443

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR OCTOBER 15, 2004

   This is the formal agenda for each Fund's shareholders meeting. It tells what matters will be voted on and the time and place of the meeting. You are receiving this notice because you own a variable annuity or variable life insurance contract or certificate that was participating in one or more of the above-listed Funds as of the record date for the meeting. The insurance company that issued your contract or certificate will vote the Fund shares attributable to your contract or certificate in accordance with your instructions.

   To the shareholders of each Fund:


   A shareholder meeting for your Fund will be held at 197 Clarendon Street, Boston, Massachusetts on Friday, October 15, 2004 at 11:00 a.m., Eastern Time, to consider the following:


    1. A proposal to combine the Fundamental Growth Fund with the Large Cap Growth Fund of John Hancock Variable Series Trust I. Shareholders in the Fundamental Growth Fund would receive Large Cap Growth Fund shares having the same value as their prior Fundamental Growth Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    2. A proposal to combine the Large Cap Growth B Fund with the Large Cap Growth Fund of John Hancock Variable Series Trust I. Shareholders in the Large Cap Growth B Fund would receive Large Cap Growth Fund shares having the same value as their prior Large Cap Growth B Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    3. A proposal to combine the Fundamental Value B Fund with the Fundamental Value Fund of John Hancock Variable Series Trust I. Shareholders in the Fundamental Value B Fund would receive Fundamental Value Fund shares having the same value as their prior Fundamental Value B Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    4. A proposal to combine the Mid Cap Value Fund with the Mid Cap Value B Fund of John Hancock Variable Series Trust I. Shareholders in the Mid Cap Value Fund would receive Mid Cap Value B Fund shares having the same value as their prior Mid Cap Value Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    5. A proposal to combine the Small Cap Growth Fund with the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I. Shareholders in the Small Cap Growth Fund would receive Small Cap Emerging Growth Fund shares having the same value as their prior Small Cap Growth Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

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/1/ Known as the Large Cap Aggressive Growth Fund prior to December 15, 2003. /2/ Known as the Large Cap Value CORE/SM/ Fund prior to May 1, 2004.
/3/  Known as the Emerging Markets Equity Fund prior to May 1, 2004.

    6. A proposal to combine the Overseas Equity Fund with the Overseas Equity B Fund of John Hancock Variable Series Trust I. Shareholders in the Overseas Equity Fund would receive Overseas Equity B Fund shares having the same value as their prior Overseas Equity Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    7. A proposal to combine the Overseas Equity C Fund with the Overseas Equity B Fund of John Hancock Variable Series Trust. Shareholders in the Overseas Equity C Fund would receive Overseas Equity B Fund shares having the same value as their prior Overseas Equity C Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

    8. Any other business that may properly come before the meeting.

   Shareholders of record as of the close of business on August 24, 2004 are entitled to vote at the meeting and any related follow-up meetings (adjournments).

   Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If contract and certificate owners do not return their proxies in sufficient numbers, your Fund could incur the cost of extra solicitations.

                                          By order of the Board of Trustees,

                                        /s/ Michele G. Van Leer
                                          Michele G. Van Leer
                                          Chairman, Board of Trustees

                            FUNDAMENTAL GROWTH FUND

                          LARGE CAP GROWTH B FUND/1/

                          FUNDAMENTAL VALUE B FUND/2/

                              MID CAP VALUE FUND

                             SMALL CAP GROWTH FUND

                             OVERSEAS EQUITY FUND

                           OVERSEAS EQUITY C FUND/3/

    (each an "Acquired Fund" and a separate investment fund of John Hancock
                           Variable Series Trust I)
                    197 Clarendon Street, Boston, MA 02117,
                       TOLL FREE NUMBER: 1-800-732-5443

                             LARGE CAP GROWTH FUND

                            FUNDAMENTAL VALUE FUND

                            MID CAP VALUE B FUND/4/

                        SMALL CAP EMERGING GROWTH FUND

                           OVERSEAS EQUITY B FUND/5/

   (each an "Acquiring Fund" and a separate investment fund of John Hancock
                           Variable Series Trust I)

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                           Dated: September 10, 2004


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/1/ Known as the Large Cap Aggressive Growth Fund prior to December 15, 2003. /2/ Known as the Large Cap Value CORE/SM/ Fund prior to May 1, 2004.
/3/  Known as the Emerging Markets Equity Fund prior to May 1, 2004.
/4/  Known as the Small/Mid Cap CORE/SM/ Fund prior to May 1, 2004.
/5/  Known as the International Opportunities Fund prior to May 1, 2004.

   Shareholders in an Acquired Fund on the record date of the meeting can vote for the Proposal relating to that Fund as follows:

      FUND                                       PROPOSAL
      ----                                     -------------
      Fundamental Growth...................... 1
      Large Cap Growth B......................     2
      Fundamental Value B.....................         3
      Mid Cap Value...........................             4
      Small Cap Growth........................                 5
      Overseas Equity.........................                     6
      Overseas Equity C.......................                         7

   This Proxy Statement/Prospectus contains information that a shareholder of an Acquired Fund should know before voting. Please read it and retain it for future reference.

   How to Get More Information:

   The Trust is a series-type open-end management investment company, and has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated September 10, 2004, relating to the proposed combination of the Acquired and Acquiring Funds. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus. A prospectus for the Acquired Funds, dated May 1, 2004 (the "Acquired Fund Prospectus"), also is on file with the SEC and is incorporated into this Proxy Statement/Prospectus by reference. You can request a free copy of either of these documents, using the address or toll-free number shown on the front cover of this Proxy Statement/Prospectus.

   The SEC maintains a web site at http://www.sec.gov where you can also find the Acquired Fund Prospectus and Statement of Additional Information mentioned above, as well as other information about the Acquired and Acquiring Funds.

   The Securities and Exchange Commission has not approved or disapproved the securities described in this Proxy Statement/Prospectus, and has not passed on the accuracy or the adequacy of this Proxy Statement/Prospectus. Anyone who tells you otherwise is committing a federal crime.

                  CONTENTS OF THIS PROXY STATEMENT/PROSPECTUS

                                                                                            Page No.
                                                                                            --------
Proposal 1: Combination of the Fundamental Growth Fund and the Large Cap Growth Fund.......     4

Proposal 2: Combination of the Large Cap Growth B Fund and the Large Cap Growth Fund.......     9

Proposal 3: Combination of the Fundamental Value B Fund and the Fundamental Value Fund.....    14

Proposal 4: Combination of the Mid Cap Value Fund and the Mid Cap Value B Fund.............    20

Proposal 5: Combination of the Small Cap Growth Fund and the Small Cap Emerging Growth Fund    26

Proposal 6: Combination of the Overseas Equity Fund and the Overseas Equity B Fund.........    31

Proposal 7: Combination of the Overseas Equity C Fund and the Overseas Equity B Fund.......    36

Voting Procedures and Conduct of the Shareholders' Meeting.................................    41

Capitalization of the Funds................................................................    43

Distribution of Fund Shares................................................................    45

Net Asset and Share Valuations.............................................................    45

Agreement and Plan of Reorganization.......................................................    45

Information Filed with the Securities and Exchange Commission..............................    46

Appendix A - Basic Information About Each Acquiring Fund...................................   A-1

Appendix B - Financial Highlights for Each Acquiring Fund..................................   B-1

Appendix C - Share Ownership Information...................................................   C-1

PROPOSAL 1: COMBINATION OF FUNDAMENTAL GROWTH FUND (the "Acquired Fund") AND
           LARGE CAP GROWTH FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Fundamental Growth Fund (the "Acquired Fund") and the Large Cap Growth Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the type of large capitalization stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and the risk that the Funds' performance could be more volatile than that of funds which invest in a larger number of issuers. (Please refer to the material for the Large Cap Growth Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)

   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                         Pro-Forma
                                       Fundamental      Large Cap        (Assuming
                                         Growth           Growth        Combination
                                          Fund             Fund       of Acquired and
Type of Fee or Expense/1/            (Acquired Fund) (Acquiring Fund) Acquiring Funds)
------------------------             --------------- ---------------- ----------------
Distribution or Service (12b-1) Fees      None             None             None

Investment Management Fees..........       .80%/2/          .80%             .79%

Other Expenses......................       .10              .06              .06

Total Annual Fund Operating Expenses       .90              .86              .85

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year.
/2/ Restated to reflect a reduction in the rate of investment management fee approved by the Board of Trustees in March 2004.

   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
The Acquired Fund (Fundamental Growth Fund)......  $102   $318    $552    $1,225

The Acquiring Fund (Large Cap Growth Fund).......    88    274     477     1,061

Pro-Forma of Acquired and Acquiring Fund Combined    87    271     471     1,049

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $65,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $25 million of assets, while the Acquiring Fund had approximately $608 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquiring Fund. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by sub-advisers that have since been replaced and that used somewhat different investment programs from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of December 15, 2003, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Putnam Investment Management, LLC was replaced as the Fund's sub-adviser.

   Also as of December 15, 2003, the Trustees, consistent with a recommendation of John Hancock, appointed Independence Investment LLC ("Independence Investment") to take over as the sub-adviser to the Acquired Fund. At the same meeting, the Trustees also approved a new sub-investment management agreement for the Fund with Independence Investment on an interim basis, pending shareholder approval. Shareholders of the Acquired Fund gave such approval at a special meeting held on March 18, 2004.

   Since taking over as the Acquired Fund's sub-adviser, Independence Investment has sought to manage the Acquired Fund in the same way as it manages Large Cap Growth Fund.

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the Large Cap Growth Fund, it is possible to combine these two funds without disrupting their investment programs or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

   Independence Investment uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: .80% per annum of the first $500,000,000 of the Fund's average daily net assets; .75% of the next $500,000,000; and .70% of any additional amounts. The Acquired Fund currently has less than $35,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will exceed $600,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

   Independence Investment serves as sub-adviser for each Fund. In this capacity Independence Investment has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Independence Investment receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Independence Investment receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund:
..30% per annum of the first $500,000,000 of the Fund's average daily net assets; .2625% of the next $500,000,000; and .225% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 2: COMBINATION OF LARGE CAP GROWTH B FUND (the "Acquired Fund") AND
           LARGE CAP GROWTH FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Large Cap Growth B Fund (the "Acquired Fund") and the Large Cap Growth Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the type of large capitalization stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and the risk that the Fund's performance could be more volatile than that of funds which invest in a larger number of issuers. (Please refer to the material for the Large Cap Growth Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)

   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                          Pro-Forma
                                                                          (Assuming
                                     Large Cap Growth Large Cap Growth   Combination
                                          B Fund            Fund       of Acquired and
Type of Fee or Expense/1/            (Acquired Fund)  (Acquiring Fund) Acquiring Funds)
------------------------             ---------------- ---------------- ----------------
Distribution or Service (12b-1) Fees       None             None             None

Investment Management Fees..........        .80%/2/          .80%             .79%

Other Expenses......................        .10              .06              .06

Total Annual Fund Operating Expenses        .90              .86              .85

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year.
/2/ Restated to reflect a reduction in the rate of investment management fee approved by the Board of Trustees in March 2004.

   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
The Acquired Fund (Large Cap Growth B Fund)......  $101   $315    $547    $1,213

The Acquiring Fund (Large Cap Growth Fund).......    88    274     477     1,061

Pro-Forma of Acquired and Acquiring Fund Combined    87    271     471     1,049

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $65,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $31 million of assets, while the Acquiring Fund had approximately $608 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquiring Fund. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by sub-advisers that have since been replaced and that used somewhat different investment programs from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of December 15, 2003, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Janus Capital Management, LLC was replaced as the Fund's sub-adviser.

   Also as of December 15, 2003, the Trustees, consistent with a recommendation of John Hancock, appointed Independence Investment LLC ("Independence Investment") to take over as the sub-adviser to the Acquired Fund. At the same meeting, the Trustees also approved a new sub-investment management agreement for the Fund with Independence Investment on an interim basis, pending shareholder approval. Shareholders of the Acquired Fund gave such approval at a special meeting held on March 18, 2004.

   Since taking over as the Acquired Fund's sub-adviser, Independence Investment has sought to manage the Acquired Fund in the same way as it manages Large Cap Growth Fund. To reflect this new approach, the Acquired Fund was renamed "Large Cap Growth B Fund." (Prior to that time, it had been named the Large Cap Aggressive Growth Fund.)

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the Large Cap Growth Fund, it is possible to combine these two funds without disrupting their investment programs or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

   Independence Investment uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: .80% per annum of the first $500,000,000 of the Fund's average daily net assets; .75% of the next $500,000,000; and .70% of any additional amounts. The Acquired Fund currently has less than $35,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will exceed $600,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

   Independence Investment serves as sub-adviser for each Fund. In this capacity Independence Investment has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Independence Investment receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Independence Investment receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund:
..30% per annum of the first $500,000,000 of the Fund's average daily net assets; .2625% of the next $500,000,000; and .225% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 3: COMBINATION OF FUNDAMENTAL VALUE B FUND (the "Acquired Fund") AND
           FUNDAMENTAL VALUE FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Fundamental Value B Fund (the "Acquired Fund") and the Fundamental Value Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and


  . Each is subject to substantially the same risks. These include primarily the risk that the type of large capitalization stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' "value" approach to stock selection could underperform other approaches; and the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results. (Please refer to the material for the Fundamental Value Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)


   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.

                                                                                            Pro-Forma
                                                                                            (Assuming
                                                     Fundamental Value Fundamental Value   Combination
                                                          B Fund             Fund        of Acquired and
Type of Fee or Expense/1/                             (Acquired Fund)  (Acquiring Fund)  Acquiring Funds)
------------------------                             ----------------- ----------------- ----------------
Distribution or Service (12b-1) Fees................       None              None              None

Investment Management Fees..........................        .91%/2/           .79%              .76%

Other Expenses (Before Expense Reimbursement).......        .19               .11               .12

Total Annual Fund Operating Expenses (Before Expense
  Reimbursement)....................................       1.10               .90               .88

Expense Reimbursement/3/............................       (.09)             (.01)             (.02)

Net Annual Fund Operating Expenses..................       1.01               .89               .86

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year.

/2/ Restated to reflect an increase in the rate of investment management fee approved by shareholders in March 2004.

/3/ The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that John Hancock will reimburse the Fund for most Other Expenses that exceed .10% per annum. Each agreement will remain in effect until May 1, 2005 and may be renewed each year thereafter by the Trust.


   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
The Acquired Fund (Fundamental Value B Fund).....  $112   $350    $606    $1,340

The Acquiring Fund (Fundamental Value Fund)......    92    287     498     1,108

Pro-Forma of Acquired and Acquiring Fund Combined    90    281     488     1,084

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $70,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $56 million of assets, while the Acquiring Fund had approximately $141 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquiring Fund. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by a sub-adviser that has since been replaced and that used a somewhat different investment program from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of May 1, 2004, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Goldman Sachs Asset Management, LLP was replaced as the Fund's sub-adviser.

   Also as of May 1, 2004, the Trustees, consistent with a recommendation of John Hancock, appointed Wellington Management Company, LLP ("Wellington Management") to take over as the sub-adviser to the Acquired Fund.

   Since taking over as the Acquired Fund's sub-adviser, Wellington Management has sought to manage the Acquired Fund in the same way as it manages Fundamental Value Fund. To reflect this new approach, the Acquired Fund was renamed the "Fundamental Value B Fund." (Prior to that time, it had been named the Large Cap Value CORE/SM/ Fund.)

   Finally, John Hancock proposed an increase in the rate of investment management fees paid by the Acquired Fund, so that the fee schedule of the Acquired Fund would be the same as that of the Acquiring Fund. That rate increase was approved by the Acquired Fund's shareholders on March 18, 2004, and has now gone into effect.

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the Fundamental Value Fund, it is possible to combine these two funds without disrupting their investment programs or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. The combined Funds are more likely at some time in the future to have other operating expenses of less than the .10% level above which John Hancock currently reimburses the Funds. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

   Wellington Management uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: .95% per annum of the first $25,000,000 of the Fund's average daily net assets; .85% of the next $25,000,000; .75% of the next $50 million; and .65% of any additional amounts. The Acquired Fund currently has less than $60,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will approach $200,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

   Wellington Management serves as sub-adviser for each Fund. In this capacity Wellington Management has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Wellington Management receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Wellington Management receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund:
..40% per annum of the first $100,000,000 of the Fund's average daily net assets and .30% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring

Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 4: COMBINATION OF MID CAP VALUE FUND (the "Acquired Fund") AND MID CAP
           VALUE B FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Mid Cap Value Fund (the "Acquired Fund") and the Mid Cap Value B Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the type of "mid cap" stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' "value" approach to stock selection could underperform other approaches; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and the risk that the Funds' performance could be more volatile than that of other funds, to the extent the Funds' investments are more concentrated in certain market sectors or in particular securities. (Please refer to the material for the Mid Cap Value B Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)

   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                                         Pro-Forma
                                                                                         (Assuming
                                                      Mid Cap Value   Mid Cap Value     Combination
                                                          Fund            B Fund      of Acquired and
Type of Fee or Expense/1/                            (Acquired Fund) (Acquiring Fund) Acquiring Funds)
------------------------                             --------------- ---------------- ----------------
Distribution or Service (12b-1) Fees................      None             None             None

Investment Management Fees..........................      1.05%/2/         1.05%            1.05%

Other Expenses (Before Expense Reimbursement).......       .37              .14              .15

Total Annual Fund Operating Expenses (Before Expense
  Reimbursement)....................................      1.42             1.19             1.20

Expense Reimbursement/3/............................      (.27)            (.04)            (.05)

Net Annual Fund Operating Expenses..................      1.15             1.15             1.15

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year.

/2/ Restated to reflect a reduction in the rate of investment management fee approved by the Board of Trustees in March 2004.

/3/ The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that John Hancock will reimburse the Fund for most Other Expenses that exceed .10% per annum. Each agreement will remain in effect until May 1, 2005 and may be renewed each year thereafter by the Trust.


   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
The Acquired Fund (Mid Cap Value Fund)...........  $150   $465    $803    $1,757

The Acquiring Fund (Mid Cap Value B Fund)........   121    378     654     1,443

Pro-Forma of Acquired and Acquiring Fund Combined   122    381     660     1,455

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $60,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund. Also, under the Acquiring Fund's investment management agreement with John Hancock, John Hancock reimburses the Fund when certain expenses (which would include expenses of the combination) exceed .10% per annum. It is possible that all or part of the expenses of the combination will be reimbursed to the Fund under this arrangement.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $31 million of assets, while the Acquiring Fund had approximately $98 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquired Fund. The Acquiring Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by a sub-adviser that has since been replaced and that used a somewhat different investment program from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of May 1, 2004, upon John Hancock's recommendation, changes were made in the Acquiring Fund's investment program. Most importantly, Goldman Sachs Asset Management, LLP was replaced as the Fund's sub-adviser.

   Also as of May 1, 2004, the Trustees, consistent with a recommendation of John Hancock, appointed T. Rowe Price Associates, Inc. ("T. Rowe") to take over as the sub-adviser to the Acquiring Fund.

   Since taking over as the Acquiring Fund's sub-adviser, T. Rowe has sought to manage the Acquiring Fund in the same way as it manages Mid Cap Value Fund. To reflect this new approach, the Acquiring Fund was renamed the "Mid Cap Value B Fund." (Prior to that time, it had been named the Small/Mid Cap CORE/SM/ Fund.)

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquiring Fund is now substantially similar to the Acquired Fund, it is possible to combine these two funds without disrupting their investment programs or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. The combined Funds are more likely at some time in the future to have other operating expenses of less than the .10% level above which John Hancock currently reimburses the Funds. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

   T. Rowe uses substantially the same personnel and analytical techniques in managing each of these Funds.

   At the date of this Proxy Statement/Prospectus, these Funds normally invest at least 80% (usually higher) of their assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap(TM) Value Index or the Russell Mid Cap(TM) Index. It is expected that, for both Funds, the S&P Mid Cap 400 Index will replace the Russell Mid Cap(TM) Index as one of the indices that the Funds use for this purpose. This will give the Funds more latitude to invest in smaller companies, because the lower end of capitalizations in the S&P Mid Cap 400 Index ($351 million at May 31, 2004) is lower than that of the Russell Mid Cap(TM) Index ($534 million at May 31, 2004). This change, therefore, could increase the Funds' exposure to the risks of investing in smaller companies.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: 1.05% per annum of the first $25,000,000 of the Fund's average daily net assets and 1.00% of any additional amounts. The Acquired Fund currently has less than $35,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will be well over $100,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

   T. Rowe serves as sub-adviser for each Fund. In this capacity T. Rowe has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   T. Rowe receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock.
T. Rowe receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund: .60% per annum of the first $50,000,000 of the Fund's average daily net asset and .50% of all of the Fund's net assets once such assets exceed $100,000,000.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 5: COMBINATION OF SMALL CAP GROWTH FUND (the "Acquired Fund") AND
           SMALL CAP EMERGING GROWTH FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Small Cap Growth Fund (the "Acquired Fund") and the Small Cap Emerging Growth Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the type of small capitalization stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' "growth" approach to stock selection could underperform other approaches; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and the risk that the Funds' performance could be more volatile than that of other funds, to the extent the Funds' investments are concentrated in certain market segments or in particular stocks. (Please refer to the material for the Small Cap Emerging Growth Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)

   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                                         Pro-Forma
                                                        Small Cap       Small Cap        (Assuming
                                                         Growth          Emerging       Combination
                                                          Fund         Growth Fund    of Acquired and
Type of Fee or Expense/1/                            (Acquired Fund) (Acquiring Fund) Acquiring Funds)
------------------------                             --------------- ---------------- ----------------
Distribution or Service (12b-1) Fees................      None             None             None

Investment Management Fees..........................      1.04%/2/         1.05%/4/         1.02%

Other Expenses (Before Expense Reimbursement).......       .17              .20              .17

Total Annual Fund Operating Expenses (Before Expense
  Reimbursement)....................................      1.21             1.25             1.19

Expense Reimbursement/3/............................      (.07)            (.10)            (.07)

Net Annual Fund Operating Expenses..................      1.14             1.15             1.12

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year.

/2/ Restated to reflect a decrease in the rate of investment management fee approved by the Board of Trustees in February 2004.

/3/ The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that John Hancock will reimburse the Fund for most Other Expenses that exceed .10% per annum. Each agreement will remain in effect until May 1, 2005 and may be renewed each year thereafter by the Trust.

/4/ Restated to reflect an increase in the rate of investment management fee, effective May 1, 2003.

   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                    1 Year 3 Years 5 Years 10 Years
                                                    ------ ------- ------- --------
The Acquired Fund (Small Cap Growth Fund)..........  $124   $387    $670    $1,477

The Acquiring Fund (Small Cap Emerging Growth Fund)   127    397     686     1,511

Pro-Forma of Acquired and Acquiring Fund Combined..   121    378     654     1,443

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $155,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund. Also, under the Acquiring Fund's investment management agreement with John Hancock, John Hancock reimburses the Fund when certain expenses (which would include expenses of the combination) exceed .10% per annum. It is likely that the expenses of the combination will be reimbursed to the Fund under this arrangement.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $144 million of assets, while the Acquiring Fund had approximately $74 million.

  . The fact that a single larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would permit the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquiring Fund. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by a sub-adviser that has since been replaced and that used a somewhat different investment program from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund can be managed more efficiently and effectively due to its larger size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of May 1, 2004, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, JH Advisers, LLC was replaced as the Fund's sub-adviser.

   Also as of May 1, 2004, the Trustees, consistent with a recommendation of John Hancock, appointed Wellington Management Company, LLP ("Wellington Management") to take over as the sub-adviser to the Acquired Fund.

   Since taking over as the Acquired Fund's sub-adviser, Wellington Management has sought to manage the Acquired Fund in the same way as it manages the Small Cap Emerging Growth Fund.

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   Because, as discussed above, the Acquired Fund is now substantially similar to the Small Cap Emerging Growth Fund, it is possible to combine these two funds without disrupting their investment programs or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. The combined Funds are more likely at some time in the future to have other operating expenses of less than the .10% level above which John Hancock currently reimburses the Funds. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in common stocks of small U.S. companies that are believed to offer above average potential for growth in revenues and earnings.

   Wellington Management uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: 1.05% per annum of the first $100,000,000 and 1.00% of any additional amounts. The Acquired Fund currently has approximately $145,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will exceed $200,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

   Wellington Management serves as sub-adviser for each Fund. In this capacity Wellington Management has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Wellington Management receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Wellington Management receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund:
..65% per annum of the first $100,000,000 of the Fund's average daily net assets and .60% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 6: COMBINATION OF OVERSEAS EQUITY FUND (the "Acquired Fund") AND
           OVERSEAS EQUITY B FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Overseas Equity Fund (the "Acquired Fund") and the Overseas Equity B Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and


  . Each is subject to substantially the same risks. These include primarily the risk that the type of large and "mid cap" stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and risks of investing in foreign securities, such as limited government regulation of foreign markets and issuers, lack of public information about foreign issuers, economic, political and social instability in foreign countries, and foreign currency rate fluctuations. Many of these risks are magnified to the extent that the Funds invest in emerging market countries. (Please refer to the material for the Overseas Equity B Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)


   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                         Pro-Forma
                                                                         (Assuming
                                     Overseas Equity Overseas Equity    Combination
                                          Fund            B Fund      of Acquired and
Type of Fee or Expense/1/            (Acquired Fund) (Acquiring Fund) Acquiring Funds)
------------------------             --------------- ---------------- ----------------
Distribution or Service (12b-1) Fees      None             None             None

Investment Management Fees..........      1.23%/2/         1.13%            1.11%

Other Expenses......................       .34              .31              .29

Total Annual Fund Operating Expenses      1.57             1.44/3/          1.40

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year. The information presented has been restated to reflect discontinuance of John Hancock's obligation to reimburse the Funds for most Other Expenses in excess of .10% of average net assets per annum. Such discontinuance was approved by the shareholders of both the Acquired and Acquiring Funds in March 2004.
/2/ Restated to reflect an increase in the rate of investment management fee approved by shareholders in March 2004.

/3/ Restated to reflect the termination, as of May 1, 2004, of an arrangement where John Hancock would reimburse most of the Fund's Other Expenses in excess of .10% per annum.

   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
The Acquired Fund (Overseas Equity Fund).........  $160   $496    $855    $1,867

The Acquiring Fund (Overseas Equity B Fund)......   147    456     787     1,724

Pro-Forma of Acquired and Acquiring Fund Combined   138    431     745     1,635

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $70,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $58 million of assets, while the Acquiring Fund had approximately $127 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquired Fund. The Acquiring Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by a sub-adviser that has since been replaced and that used a somewhat different investment program from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of May 1, 2004, upon John Hancock's recommendation, changes were made in the Acquiring Fund's investment program. Most importantly, T. Rowe Price International, Inc. was replaced as the Fund's sub-adviser.

   Also as of May 1, 2004, the Trustees, consistent with a recommendation of John Hancock, appointed Capital Guardian Trust Company ("Capital Guardian") to take over as the sub-adviser to the Acquiring Fund.

   Since taking over as the Acquiring Fund's sub-adviser, Capital Guardian has sought to manage the Acquiring Fund in the same way as it manages the Overseas Equity Fund. To reflect this new approach, the Acquiring Fund was renamed the "Overseas Equity B Fund." (Prior to that time, it had been named the International Opportunities Fund.)

   Finally, John Hancock proposed an increase in the rate of investment management fees paid by the Acquired Fund, so that the fee schedule of the Acquired Fund would be the same as that of the Acquiring Fund. John Hancock also proposed to terminate the provision in its investment management agreements with the Acquired Fund and the Acquiring Fund that required John Hancock to reimburse each Fund to the extent that certain Fund operating expenses (not including investment management fees) exceeded .10% per annum. These proposals were approved by the shareholders of the respective Funds on March 18, 2004 and have now gone into effect.

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquiring Fund is now substantially similar to the Acquired Fund, it is possible to combine these two funds without disrupting their investment programs or incurring substantial additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both normally invest at least 80% of their assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

   Capital Guardian uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: 1.30% per annum of the first $20,000,000 of the Fund's average daily net assets; 1.15% of the next $30,000,000; and 1.05% of any additional amounts. The Acquired Fund currently has less than $60,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will be well over $150,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   Capital Guardian serves as sub-adviser for each Fund. In this capacity Capital Guardian has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Capital Guardian receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Capital Guardian receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund: .60% per annum of the first $300,000,000 of the Fund's average daily net assets; .45% of the next $200,000,000; and 40% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

PROPOSAL 7: COMBINATION OF OVERSEAS EQUITY C FUND (the "Acquired Fund") AND
           OVERSEAS EQUITY B FUND (the "Acquiring Fund")

                     Synopsis of the Proposed Combination

   The Overseas Equity C Fund (the "Acquired Fund") and the Overseas Equity B Fund (the "Acquiring Fund") are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .   Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and


  . Each is subject to substantially the same risks. These include primarily the risk that the type of large and "mid cap" stocks in which the Funds invest could perform less well than other types of investments; the risk that the Funds' portfolio manager may be unsuccessful in making investment choices that achieve their desired results; and risks of investing in foreign securities, such as limited government regulation of foreign markets and issuers, lack of public information about foreign issuers, economic, political and social instability in foreign countries, and foreign currency rate fluctuations. Many of these risks are magnified to the extent that the Funds invest in emerging market countries. (Please refer to the material for the Overseas Equity B Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these and other risks, which are substantially the same for both Funds.)


   Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

   The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower rates of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.


   The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.


                               Fees and Expenses

   The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2003, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                                                         Pro-Forma
                                                                         (Assuming
                                     Overseas Equity Overseas Equity    Combination
                                         C Fund           B Fund      of Acquired and
Type of Fee or Expense/1/            (Acquired Fund) (Acquiring Fund) Acquiring Funds)
------------------------             --------------- ---------------- ----------------
Distribution or Service (12b-1) Fees      None             None             None

Investment Management Fees..........      1.21%/2/         1.13%            1.11%

Other Expenses......................       .75              .31              .30

Total Annual Fund Operating Expenses      1.96             1.44/3/          1.41

--------
/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets for the year. The information presented has been restated to reflect discontinuance of John Hancock's obligation to reimburse the Funds for most Other Expenses in excess of .10% of average net assets per annum. Such discontinuance was approved by the shareholders of both the Acquired and Acquiring Funds in March 2004.
/2/ Restated to reflect a decrease in the rate of investment management fee approved by shareholders in March 2004.

/3/ Restated to reflect the termination, as of May 1, 2004, of an arrangement where John Hancock would reimburse most of the Fund's Other Expenses in excess of .10% per annum.

   The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------

The Acquired Fund (Overseas Equity C Fund).......  $199   $615   $1,057   $2,285

The Acquiring Fund (Overseas Equity B Fund)......   147    456      787    1,724

Pro-Forma of Acquired and Acquiring Fund Combined   144    446      771    1,691

                         Terms of Proposed Combination

   In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

   All of the expenses relating to the combination (estimated to be $80,000) are being borne by the Acquiring Fund. Accordingly, such expenses will not have any material impact for participants in the Acquired Fund.

   The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

   The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

                    Board Consideration of the Combination

   The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

   The Trustees considered this matter at a Board meeting held on June 23, 2004. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $73 million of assets, while the Acquiring Fund had approximately $127 million.

  . The fact that, due to its relatively small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this. In particular, a larger Fund would have a larger asset base to defray Fund costs and would be better able to manage typical cash inflows and outflows without disruption.

  . The fact that a combination with the Acquiring Fund would address these problems in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquired Fund. The Acquiring Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by sub-advisers that have since been replaced and that used somewhat different investment programs from that which is currently in place. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

  . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

                        Reasons for Combining the Funds

Recent Developments

   As of May 1, 2004, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Morgan Stanley Investment Management, Inc. was replaced as the Fund's sub-adviser.

   Also as of May 1, 2004, the Trustees, consistent with a recommendation of John Hancock, appointed Capital Guardian Trust Company ("Capital Guardian") to take over as the sub-adviser to the Acquired Fund.

   Since taking over as the Acquired Fund's sub-adviser, Capital Guardian has sought to manage the Acquired Fund in the same way as it has also been managing both the Acquiring Fund and the Trust's Overseas Equity Fund. To reflect this new approach, the Acquired Fund was renamed the "Overseas Equity C Fund." (Prior to that time, it had been named the Emerging Markets Equity Fund.)

   Finally, John Hancock proposed an decrease in the rate of investment management fees paid by the Acquired Fund, so that the fee schedule of the Acquired Fund would be the same as that of the Acquiring Fund. John Hancock also proposed to terminate the provision in its investment management agreements with the Acquired Fund and the Acquiring Fund that required John Hancock to reimburse each Fund to the extent that certain Fund operating expenses (not including investment management fees) exceeded .10% per annum. These proposals were approved by the shareholders of the respective Funds on March 18, 2004 and have now gone into effect.

   Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliate (John Hancock Variable Life Insurance Company) have stopped offering the Acquired Fund as an investment option under newly-issued variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

Potential Benefits from Combining the Funds

   The proposed combination addresses the problem that the Acquired Fund is currently too small to be operated as efficiently and effectively as is desirable and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquiring Fund is now substantially similar to the Acquired Fund, it is possible to combine these two funds without disrupting their investment programs or incurring substantial additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

   A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate that the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

   Combining the Funds will also make available certain efficiencies that are expected to reduce the rate of other operating expenses below what the Acquired Fund alone would pay. Acquired Fund shareholders would directly benefit from this.

   Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

   In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.

        Further Comparison of the Acquiring Fund and the Acquired Fund

Investment Goals

   The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

   The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

   The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both normally invest at least 80% of their assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

   Capital Guardian uses substantially the same personnel and analytical techniques in managing each of these Funds.

   For additional details about the Funds' investment strategies (which are the same for both Funds), please refer to the discussion of the Acquiring Fund in Appendix A at the end of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions

   The investment restrictions adopted by each fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

   The fundamental investment restrictions of the Acquired Fund are identical to those of the Acquiring Fund.

                         Investment Advisory Services

   John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

   The Acquired Fund and the Acquiring Fund each pay investment management fees to John Hancock pursuant to the following fee schedule: 1.30% per annum of the first $20,000,000 of the Fund's average daily net assets; 1.15% of the next $30,000,000; and 1.05% of any additional amounts. The Acquired Fund currently has less than $60,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring fund will be well over $150,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

   Capital Guardian serves as sub-adviser for each Fund. In this capacity Capital Guardian has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

   Capital Guardian receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Capital Guardian receives sub-management fees from John Hancock at the following rates for both the Acquiring and the Acquired Fund: .60% per annum of the first $300,000,000 of the Fund's average daily net assets; .45% of the next $200,000,000; and 40% of any additional amounts.

                              Tax Considerations

   The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code (the "Code"). This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract or certificate for a discussion of the tax consequences of that contract or certificate for you.

   It is a condition precedent to combining the Funds that the Trust, on behalf of both the Acquired and the Acquiring Funds shall have received an opinion from Foley & Lardner LLP, special counsel to the Trust, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the combination will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the combination) immediately prior to the combination; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the combination.

                         VOTING PROCEDURES AND CONDUCT
                         OF THE SHAREHOLDERS' MEETING

   This Proxy Statement/Prospectus is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Trust's seven "Acquired Funds" discussed in this Proxy
Statement/Prospectus. The meeting will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on October 15, 2004 at 11:00 A.M. Boston time.

             Solicitation of Voting Instructions (i.e., "Proxies")

   This solicitation is being made of all shares of the Acquired Funds that are attributable to variable annuity or variable life insurance contracts (together with any certificates of interest thereunder, "Contracts") that are supported by John Hancock Variable Life Accounts U, V, UV or S or John Hancock Variable Annuity Accounts U, V, JF, H and I (collectively, the "Accounts").

   Each Acquiring Fund has agreed to bear the costs of each combination to which it is a party, which would include any costs of soliciting voting instructions. (The estimated amounts of such costs are set out above in the discussion of each Proposal.) In addition, regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services.

                              Voting Instructions

   John Hancock and its affiliate, John Hancock Variable Life Insurance Company (the "Insurance Company"), through the Accounts, legally own all of the Trust's shares. Nevertheless, the Insurance Company will vote all of such shares in accordance with instructions given by Contract owners, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

   Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Contract owner executing them. If insufficient affirmative votes are obtained to approve any matter, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of the applicable insurance company. Whether a Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that Proposal.

   Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Contract owner present at the meeting may withdraw his/her voting instruction form and vote in person. The Insurance Companies will vote each Acquired Fund's shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

   The Insurance Companies will vote the shares of an Acquired Fund held in their respective Accounts that are attributable to Contracts in accordance with the voting instructions received from the owners of those Contracts. An Account's shares in the Acquired Fund that are not attributable to Contracts or for which no timely voting instructions are received will be represented and voted by the Insurance Companies in the same proportion as the voting instructions that are received from all owners of Contracts participating in the Fund through that Account. (Acquired Fund shares that are not attributable to Contracts include, for example, any shares purchased with contributions made as "seed money" to the Fund by an Insurance Company.)

   Please refer to Appendix C to this Proxy Statement/Prospectus if you wish additional information about the number of shares of the Acquired Fund that are outstanding or that are attributable to an Insurance Company (rather than to Contract owners).

                                 Required Vote


   In order for the shareholders to approve one of the Proposals in this Proxy Statement/Prospectus, the Proposal must receive the favorable vote of more than 50% of the outstanding shares of the relevant Acquired Fund, or, if less, 67% or more of that Fund's shares present or represented at the meeting. Shareholders and Contract owners do not have any rights of dissent and appraisal.


   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          CAPITALIZATION OF THE FUNDS


   As to each Proposal, the following tables set forth as of December 31, 2003:
(i) the capitalization of the Acquired Fund, (ii) the capitalization of the Acquiring Fund, and (iii) the pro forma capitalization of the Acquired Fund as adjusted to give effect to the combination of the two Funds:



                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                          (Fundamental Growth)  (Large Cap Growth)  Adjustments/1/     Two Funds
PROPOSAL 1                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 26,057             $624,401          $   65           $650,393
Shares Outstanding/3/....          3,653               44,736               5             46,598
Net Asset Value Per Share       $   7.13             $  13.96          $13.96           $  13.96
                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                          (Large Cap Growth B)  (Large Cap Growth)  Adjustments/1/     Two Funds
PROPOSAL 2                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 30,919             $624,401          $   65           $655,255
Shares Outstanding/3/....          4,863               44,736               5             46,946
Net Asset Value Per Share       $   6.36             $  13.96          $13.96           $  13.96
                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                          (Fundamental Value B) (Fundamental Value) Adjustments/1/     Two Funds
PROPOSAL 3                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 53,034             $138,855          $   70           $191,819
Shares Outstanding/3/....          5,435               12,600               6             17,407
Net Asset Value Per Share       $   9.76             $  11.02          $11.02           $  11.02
                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                             (Mid Cap Value)     (Mid Cap Value B)  Adjustments/1/     Two Funds
PROPOSAL 4                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 24,490             $ 93,902          $   60           $118,332
Shares Outstanding/3/....          1,854                8,555               5             10,780
Net Asset Value Per Share       $  13.21             $  10.98          $10.98           $  10.98
                                                  Acquiring Fund                   Pro-Forma Assuming
                              Acquired Fund         (Small Cap        Pro Forma    Combination of the
                           (Small Cap Growth)    Emerging Growth)   Adjustments/1/     Two Funds
PROPOSAL 5                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $149,277             $ 86,579          $  155           $235,701
Shares Outstanding.......         14,349               10,684              19             29,094
Net Asset Value Per Share       $  10.40             $   8.10          $ 8.10           $   8.10
                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                            (Overseas Equity)   (Overseas Equity B) Adjustments/1/    Two Funds/2/
PROPOSAL 6                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 49,176             $125,965          $   70           $175,071
Shares Outstanding/3/....          4,718               12,787               7             17,772
Net Asset Value Per Share       $  10.42             $   9.85          $ 9.85           $   9.85
                                                                                   Pro-Forma Assuming
                              Acquired Fund       Acquiring Fund      Pro Forma    Combination of the
                           (Overseas Equity C)  (Overseas Equity B) Adjustments/1/    Two Funds/2/
PROPOSAL 7                --------------------- ------------------- -------------  ------------------
Net Assets/3/............       $ 64,673             $125,965          $   80           $190,558
Shares Outstanding/3/....          7,263               12,787               8             19,345
Net Asset Value Per Share       $   8.90             $   9.85          $ 9.85           $   9.85

--------

/1/  Includes the estimated amount of non-recurring expenses of the combination.



/2/ Does not include the effect of the following payments that were made to satisfy redemption of shares originally acquired to provide "seed capital" to the Fund: approximately $7 million from the Overseas Equity Fund in July 2004 and approximately $11 million from the Overseas Equity C Fund in July 2004.


/3/  In thousands.

   The Large Cap Growth Fund is the Acquiring Fund in both Proposals 1 and 2. Giving effect to both proposals, the pro-forma net assets (in thousands) would be $681,247, the pro-forma shares outstanding (in thousands) would be 48,800, and the pro-forma net asset value per share would be $13.96.



   Similarly, the Overseas Equity B Fund is the Acquiring Fund in both Proposals 6 and 7 above. Giving effect to both proposals, the pro-forma net assets (in thousands) would be $239,664, the pro-forma shares outstanding (in thousands) would be 24,331, and the pro-forma net asset value per share would be $9.85.

                          DISTRIBUTION OF FUND SHARES

   The shares of each of the Acquired and Acquiring Funds are identical shares of beneficial interest in the Trust, except that each represents an interest in a different investment portfolio (series) of the Trust.

   Each Fund currently sells its shares exclusively to separate investment accounts of the Insurance Companies to support variable annuity contracts and variable life insurance contracts (and any certificates thereunder) issued by those companies. These Accounts buy or redeem shares of the Fund based on (1) a Contract owner's instruction to invest or receive back monies under a Contract (such as making a premium payment or surrendering a Contract) and (2) the operation of a Contract (such as deduction of Contract fees and charges).

   Therefore, the "distribution" (marketing) of shares of both the Acquired Funds and the Acquiring Funds is highly dependent on the efforts and willingness of the Insurance Companies to promote the offer and sale of the Funds as investment options under variable annuity and variable life insurance contracts they issue.

   Any dividends or distributions that either Fund pays on its shares are automatically reinvested in additional shares and thus enhance the value of Contracts invested in these Funds.

                        NET ASSET AND SHARE VALUATIONS

   Each Fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by an Account of a Contract owner's instructions. Each Fund calculates its NAV:

     .   by dividing its net assets by the number of its outstanding shares,

     . once daily as of the close of regular trading on the New York Stock Exchange (generally at 4 p.m., New York City time) on each day the Exchange is open,

   The Funds can be expected to hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when Contract owners will not be able to instruct an Account to buy or redeem Fund shares.

   The Funds value their securities based on market quotations, amortized cost, valuations of independent pricing services, or fair value determined in accordance with procedures approved by the Trust's Trustees. A Fund may value securities at fair value where, for example, market quotations are not readily available, or the value of securities has been materially affected after the closing of a foreign market.

                     AGREEMENT AND PLAN OF REORGANIZATION

   To implement each proposed combination, the Funds have entered into an Agreement and Plan of Reorganization (the "Plan") that sets forth the terms and conditions of the combination. The Plan can be terminated at any time as to any combination by mutual agreement of the parties. Also, the Plan provides that each combination is subject to a prior condition that the shareholders of the Acquired Fund in that combination approve the transaction.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports that the Trust has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940.

   The Trust and each of its investment portfolios, including each Acquired Fund and each Acquiring Fund, are subject to the informational requirements of the Investment Company Act of 1940 and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by those entities (including the Trust's Form N-14 Registration Statement of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the prescribed rates at the SEC's Offices at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov where these materials are available in electronic format as part of the SEC's "EDGAR" database.

           APPENDIX A - Basic Information About Each Acquiring Fund

Basic information about each Acquiring Fund appears below beginning on the following pages:

                         Acquiring Fund            Page
                         --------------            ----
                         Large Cap Growth.........  A-2
                         Fundamental Value........  A-4
                         Mid Cap Value B..........  A-6
                         Small Cap Emerging Growth  A-8
                         Overseas Equity B........ A-10

Large Cap Growth Fund


GOAL AND STRATEGY

This is a large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that have improving fundamentals and attractive valuations. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Index or the Russell 1000(R) Growth Index. At year end 2003, the market capitalizations of the companies in these indices ranged from $695 million to $310 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $11.5 billion in assets at the end of 2003

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus, Jr.
---------------------
Executive Vice President of subadviser
Joined subadviser in 1982
PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years


                                    [CHART]

 1994    1995    1996    1997    1998    1999   2000     2001     2002    2003
------  ------  ------  ------  ------  -----  ------  -------  -------  -------
-0.98%  31.64%  18.27%  30.89%  39.51% 24.07% -17.89%  -17.54%  -27.82%  25.62%


Best quarter: up 27.79% fourth quarter 1998 Worst quarter: down 21.05% first quarter 2001

                             Average annual total returns -- for periods ending 12/31/2003
                                                    Fund               Index
                             1 year                25.62%              29.75%
                             5 years               -5.30%              -5.11%
                             10 years               7.93%               9.21%

Index:  Russell 1000(R) Growth Index

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

Fundamental Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry-specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are each managed by an industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index. At year end 2003, the market capitalizations of the companies in these indices ranged from $695 million to $ 310 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $394 billion
in assets at the end of 2003

FUND MANAGERS

Management by Global Research Team coordinated by:

Cheryl M. Duckworth, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar year

       [CHART]

 2000    2001     2002      2003
------  -------  -------   ------
13.41%  -6.99%  -17.40%    28.70%

Best quarter: up 17.55% second quarter 2003 Worst quarter: down 17.38% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                          Fund              Index
1 year                   28.70%             30.03%
Life of fund              3.77%              2.84%

Index:  Russell 1000(R) Value Index

*  Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform smaller cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Mid Cap Value B Fund
(formerly "Small/Mid Cap CORE SM Fund")


GOAL AND STRATEGY

This is a mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low stock price relative to assets, earnings, cash flow or business franchise value.

.. Attractive operating margins and significant cash flow generation.

.. Sound balance sheet and other positive financial characteristics.

.. Significant stock ownership by management.

The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund normally invests in 75 to 140 stocks with at least 80% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell Mid Cap/TM/ Value Index or the Russell Mid Cap/TM/ Index. At year end 2003, the market capitalizations of the companies in these indices ranged from $695 million to $17 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 2004
Managed approximately $190 billion
in assets at the end of 2003

Past Performance information set forth
herein does not reflect T. Rowe Price
Associates, Inc. services to the Fund.

FUND MANAGERS

Management by Investment
Advisory Committee overseen by

David J. Wallack
---------------------
Vice President of subadviser
Joined subadviser in 1990

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

          [CHART]

 1999    2000   2001     2002    2003
------  -----  -----   -------  ------
20.54%  4.63%  0.53%   -15.19%  45.15%

Best quarter: up 21.36% second quarter 2003 Worst quarter: down 20.01% fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2003*

                               Fund  Index 1 Index 2 Index 3**
                 1 year       45.15% 45.51%  38.07%   45.51%
                 5 years       9.31%  9.40%   8.73%    9.40%
                 Life of fund  6.21%  6.40%   6.91%    6.40%

Index 1:  Russell 2500(TM) Index
Index 2:  Russell Mid Cap(TM) Value Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell 2500(TM) Index (inception through April
2004) and Russell Mid Cap(TM) Value Index (effective May, 2004)

*  Began operations on May 1, 1998.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance for the period shown because it more closely matches the Fund's investment strategy during that period.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk:  The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small or large cap stocks.

Mid Cap Stock Risk: The Fund's investment in mid-sized companies may be subject to more erratic price movements than investment in larger established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Small Cap Emerging Growth Fund


GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of initial quantitative screens and in-depth proprietary equity research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The manager looks for companies based on a combination of criteria including:

.. Above average and sustainable revenue growth;

.. Improving market share and strong financial trends;

.. Superior management with significant equity ownership; and

.. Attractive valuation relative to its earnings growth outlook.

The Fund is likely to experience periods of high turnover in portfolio securities because the manager frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund normally invests in 50 to 120 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index or the Russell 2000(R) Index. At year end 2003, the market capitalizations of the companies in these indices ranged from $42 million to $2 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessor, since 1928
Managing Fund since May, 2003
Managed approximately $394 billion
in assets at year-end 2003

FUND MANAGER

Steven C. Angeli, CFA
---------------------
Senior Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                  [CHART]

 1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  -------  ------
25.57%  -5.96%  -3.43%  -8.89%  -3.78%  -28.21%  48.83%

Best quarter: up
 26.90% fourth quarter 2001 Worst quarter: down 27.11% third quarter 2001

                 Average annual total returns -- for periods ending 12/31/2003*
                                      Fund         Index 1        Index 2       Index 3**
                 1 year              48.83%        48.54%         47.25%         47.62%
                 5 years             -1.99%         0.86%          7.13%          5.51%
                 Life of fund         2.17%         2.02%          7.74%          8.16%

Index 1:  Russell 2000(R) Growth Index
Index 2:  Russell 2000(R) Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell 2000(R) Value Index (from inception through October, 2000); Russell 2000(R) Index (November, 2000 through April, 2003); and Russell 2000(R) Growth Index (effective May, 2003)

*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small Cap Stock Risk: The Fund's investment in smaller sized companies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover in excess of 100% is considered relatively high. Normally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Overseas Equity B Fund
(formerly "International Opportunities Fund")


GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies outside the U.S., in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research to identify companies that are believed to be:

.. Undervalued (i.e., with current stock price below long-term value); and

.. Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's management, financial strength, products, markets, competitors, and future earnings and dividends.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are each managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's country and regional exposures are primarily a result of stock selection and therefore may vary significantly from the benchmark.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 50 countries.

The Fund will invest no more than 15% of its assets in emerging market stocks. The Fund normally invests in 150 to 300 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The manager may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since May, 2004
Managed approximately $146 billion
in assets at year-end 2003

Past Performance information set forth
herein does not reflect Capital Guardian Trust Company ("Capital Guardian") services to the Fund.

FUND MANAGERS

Team managed by:

9 Portfolio Managers
---------------------
Average 22 years with Capital Guardian
Average 25 years industry experience

Equity Research Team
---------------------
32 research analysts
Average 8 years with Capital Guardian
Average 13 years industry experience

See Appendix A for more details.

PAST PERFORMANCE

The bar chart shows how the performance of the Fund's NAV shares has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years

                   [CHART]

1997    1998    1999    2000     2001     2002     2003
-----  ------  ------  -------  -------  -------  ------
1.95%  15.92%  34.01%  -16.36%  -20.93%  -18.22%  32.36%


Best quarter: up 24.44% fourth quarter 1999 Worst quarter: down 22.07% third quarter 2002

Average annual total returns -- for periods ending 12/31/2003*
                     Fund         Index 1        Index 2       Index 3**
1 year              32.36%        41.41%         39.17%         41.41%
5 years             -0.83%         1.55%          0.26%          1.55%
Life of fund         2.51%         3.11%          2.94%          3.11%

Index 1:  MSCI All Country World ex-U.S. Index
Index 2:  MSCI EAFE Index (after April, 2004)
Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI All Country World ex-US (from inception through April 2004); MSCI EAFE (after April, 2004)
*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's investment strategy.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

           APPENDIX B - Financial Highlights for Each Acquiring Fund

Financial highlights for each Acquiring Fund appear below beginning on the following pages:

     Acquiring Fund                                                    Page
     --------------                                                    ----
     Large Cap Growth................................................. B-2
     Fundamental Value................................................ B-2
     Mid Cap Value B.................................................. B-2
     Small Cap Emerging Growth........................................ B-2
     Overseas Equity B................................................ B-2

The financial highlights on the following pages detail the historical performance of each Acquiring Fund, including total return information for the past 5 years (or such shorter period as the Fund has been in operation). The "total returns" shown represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund share. The "Total Investment Return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus. Had these been included, the "Total Investment Return" shown in the Table would be lower. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report (along with each Acquired Fund's financial statements) are included in each Acquired Fund's annual report, which is available upon request.

--------------------------------------------------------------------------------

                                                      Income from Investment Operations
                                                   ---------------------------------------
                                                                 Net Realized
                                         Net Asset     Net            and          Total
                                         Value at  Investment     Unrealized        From
                                         Beginning   Income       Gain (Loss)    Investment
                                         of Period Gain (Loss) on Investments(a) Operations
                                         --------- ----------- ----------------- ----------
Large Cap Growth Fund
---------------------
 Year Ended December 31,
  2003..................................   11.18       0.06           2.80           2.86
  2002..................................   15.54       0.04          (4.36)         (4.32)
  2001..................................   18.89       0.04          (3.36)         (3.32)
  2000..................................   27.33       0.03          (4.89)         (4.86)
  1999..................................   26.19       0.09           6.03           6.12

-------------------------------------------------------------------------------------------
Fundamental Value Fund
----------------------
 Year Ended December 31,
  2003..................................    8.70       0.14           2.33           2.47
  2002..................................   10.66       0.12          (1.96)         (1.84)
  2001..................................   11.57       0.10          (0.91)         (0.81)
  2000..................................   10.42       0.09           1.30           1.39
 Period from August 31,  to December
  31, 1999 (commencement of investment
  operations)...........................   10.00       0.03           0.45           0.48

-------------------------------------------------------------------------------------------
Mid Cap Value B Fund (formerly
 "Small/Mid Cap CORE Fund")
 --------------------------
 Year Ended December 31,
  2003..................................    8.28       0.04           3.69           3.73
  2002..................................    9.82       0.04          (1.54)         (1.50)
  2001..................................    9.82       0.05             --           0.05
  2000..................................    9.82       0.05           0.39           0.44
  1999..................................    9.02       0.02           1.77           1.79

-------------------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
------------------------------
 Year Ended December 31,
  2003..................................  $ 6.30     $(0.03)        $ 3.07         $ 3.04
  2002..................................    8.79       0.01          (2.49)         (2.48)
  2001..................................    9.14       0.01          (0.35)         (0.34)
  2000..................................   10.92       0.14          (1.13)         (0.99)
  1999..................................   11.59       0.09          (0.50)         (0.41)
The Fund entered into new sub-advisory agreements with Capital Guardian Trust Company during the year 2000 and with Wellington Management Company during the year 2003.

-------------------------------------------------------------------------------------------
Overseas Equity B Fund (formerly,
 "International Opportunities Fund")
 -----------------------------------
 Year Ended December 31,
  2003..................................    7.56       0.08           2.34           2.42
  2002..................................    9.30       0.07          (1.75)         (1.68)
  2001..................................   11.85       0.06          (2.53)         (2.47)
  2000..................................   15.17       0.07          (2.57)         (2.50)
  1999..................................   12.21       0.10           3.95           4.05
The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc.
during the year 2000.

-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Less Distributions
----------------------------------------------------------------------------------                          --------------
             Distribution
Distribution   From Net   Distribution in Distribution                             Net Assets
  From Net     Realized      Excess of        From                                  Value at    Total         Net Assets
 Investment    Gains on   Net Investment    Capital        Total        Capital       End     Investment    End of Period
   Income    Investments   Income/Gains     Paid-in    Distributions Contributions of Period    Return      (000s Omitted)
------------ ------------ --------------- ------------ ------------- ------------- ---------- ----------    --------------
  (0.06)       (0.02)             --             --      (0.08)            --         13.96      25.62%          624,401
    (0.04)          --            --             --        (0.04)          --         11.18     (27.82)%         496,628
    (0.03)          --            --             --        (0.03)          --         15.54     (17.54)%         770,915
    (0.04)       (2.69)        (0.78)         (0.07)       (3.58)          --         18.89     (17.89)%       1,146,787
    (0.09)       (4.89)           --             --        (4.98)          --         27.33      24.07%        1,382,473

---------------------------------------------------------------------------------------------------------------------------
    (0.14)       (0.01)           --             --        (0.15)          --         11.02      28.70%          138,855
    (0.12)          --           -- (h)          --        (0.12)          --          8.70     (17.40)%         121,102
    (0.10)          --            --             --        (0.10)          --         10.66      (6.99)%         161,710
    (0.10)       (0.08)        (0.06)            --        (0.24)          --         11.57      13.41%           15,728
    (0.03)       (0.02)        (0.01)            --        (0.06)          --         10.42       4.72%*           6,101

---------------------------------------------------------------------------------------------------------------------------
    (0.04)       (0.99)           --             --        (1.03)          --         10.98      45.15%           93,902
    (0.04)          --            --             --        (0.04)          --          8.28     (15.19)%          48,143
    (0.05)          --            --             --        (0.05)          --          9.82       0.53%           46,446
    (0.05)       (0.32)        (0.05)         (0.02)       (0.44)          --          9.82       4.63%           21,636
    (0.03)       (0.96)           --             --        (0.99)          --          9.82      20.54%            8,248

---------------------------------------------------------------------------------------------------------------------------
   $(0.01)      $(1.23)       $   --         $   --       $(1.24)        $ --        $ 8.10      48.83%       $   86,579
    (0.01)          --            --             --        (0.01)          --          6.30     (28.21)%          50,327
    (0.01)          --            --             --        (0.01)          --          8.79      (3.78)%          71,193
    (0.15)       (0.14)        (0.20)         (0.30)       (0.79)          --          9.14      (8.89)%          70,031
    (0.07)       (0.01)        (0.18)            --        (0.26)          --         10.92      (3.43)%          68,900


---------------------------------------------------------------------------------------------------------------------------

    (0.13)          --            --             --        (0.13)          --          9.85      32.36%          125.965
  (0.06)            --            --             --        (0.06)          --          7.56     (18.22)%          87,278
    (0.05)          --            --          (0.03)       (0.08)          --          9.30     (20.93)%          83,591
    (0.06)       (0.62)        (0.05)         (0.09)       (0.82)          --         11.85     (16.36)%(b)      120,034
    (0.11)       (0.94)        (0.04)            --        (1.09)          --         15.17      34.01%           79,794

---------------------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
-------------------------------------
                    Net
 Operating      Investment
Expenses to    Income (Loss) Portfolio
  Average       to Average   Turnover
Net Assets      Net Assets     Rate
-----------    ------------- ---------
   0.86%(c)        0.51%       99.47%(b)
   0.55%           0.33%       95.04%
   0.41%           0.23%       63.96%
   0.46%           0.10%       89.30%
   0.39%           0.33%       37.42%

----------------------------------------
   0.89%(c)(d)     1.44%       69.21%
   0.85%           1.26%       82.22%
   0.99%(d)        0.91%       85.20%(b)
   1.05%(d)        0.97%       86.97%
   1.05%(d)**      0.94%**     23.03%*

----------------------------------------
   1.15%(e)        0.45%      125.00%
   0.96%(e)        0.50%      125.11%
   0.90%(e)        0.52%       96.88%
   0.90%(e)        0.56%       94.78%
   0.94%(e)        0.30%      109.12%

----------------------------------------
   1.11%(c)(f)     0.59%      235.48%
   1.00%(f)        0.19%       45.03%
   1.00%(f)        0.06%       60.73%
   0.92%(f)        1.25%      189.57%
   0.95%(f)        0.78%      117.33%


----------------------------------------

   1.23%(g)        0.95%       40.85%
   1.24%(g)        0.69%       78.14%(b)
   1.00%(g)        0.64%       33.31%
   0.93%(g)        0.47%       37.92%(b)
   1.02%(g)        0.77%       34.02%

----------------------------------------

(a) The amount shown at this caption for each Fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) Excludes merger activity.
(c) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .90%, 1.20%, 1.36% and 1.42% for the years ended December 31, 2003, 2001, 2000 and 1999, respectively.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.19%, 1.12%, 1.15%, 1.23%, and 2.24% for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.21%, 1.04%, 1.02%, .95% and .96% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(g) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.44%, 1.55%, 1.16%, 1.09% and 1.15% for the years ended December 31, 2003, 2002, 2001, 2000 and
    1999, respectively.
(h) Amount less than $0.01.
*  Not annualized.
** Annualized.

                   APPENDIX C - Share Ownership Information

   As of the close of business on August 24, 2004 (the record date for the shareholders meeting), there were the following Acquired Fund shares outstanding:


         Name of Fund                                  Number of Shares
         ------------                                  ----------------
         Fundamental Growth                                3,487,223
         Large Cap Growth B                                4,733,914
         Fundamental Value B                               5,590,208
         Mid Cap Value                                     2,787,435
         Small Cap Growth                                 13,404,405
         Overseas Equity                                   4,995,490
         Overseas Equity C                                 6,097,022


   Each share is entitled to one vote, and fractional votes will be counted.

   The number of a Fund's shares attributable to each owner of a variable life insurance contract or certificate ("VLI Contract") is determined by dividing, as of the record date of the shareholders meeting, the VLI Contract's cash (or account) value (less any outstanding indebtedness) in the applicable Account subaccount corresponding to that Fund by the net asset value of one share of that Fund as of that same date. The number of a Fund's shares attributable to each owner of a variable annuity contract or certificate ("VA Contract") is determined by dividing, as of the record date of the meeting, the value of the "accumulation shares" under the VA Contract (or, for each Contract under which annuity payments have commenced, the amount of the Contract's reserves) in the applicable Account subaccount by the net asset value of one share of that Fund as of that same date.

   As of the close of business on August 24, 2004, John Hancock and JHVLICO had in the aggregate the following numbers of Acquired Fund shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to their outstanding Contracts.


                                                         Percentage of Total
Name of Fund                   Number of Shares          Shares Outstanding
------------                   ----------------          ------------------

Fundamental Growth                     0                          0

Large Cap Growth B                     0                          0

Fundamental Value B                    0                          0

Mid Cap Value                       518,778                    18.61%

Small Cap Growth                       0                          0

Overseas Equity                        0                          0

Overseas Equity C                      0                          0



   No Contract owner had voting authority over as much as 5% of any of the above-listed Funds' shares as of the record date. Nor did the Trust's officers and Trustees, collectively, have such authority over as much as 1% of any Fund's shares.

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THESE VOTING INSTRUCTIONS
ARE SOLICITED BY THE TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS ON
FRIDAY, OCTOBER 15, 2004 - 11:00 A.M. EASTERN TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

[FUND NAME PRINTS HERE]
JOHN HANCOCK VARIABLE SERIES TRUST I

Special Meeting of Shareholders
   To Be Held on October 15, 2004

A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 15, 2004. By signing and dating below, you instruct the record holder to, and such record holder will, vote the shares attributable to your variable life insurance of variable annuity contract as marked or, if not marked, to vote "FOR" the applicable proposal on the reverse side of this form, and to use its discretion to vote on any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The record owner is hereby instructed to vote the shares of the above-named Fund that are attributable to the undersigned's contract at the Special Meeting of Shareholders and at any adjournment thereof.

                                                     Date                 , 2004
                                                          ----------------

                      PLEASE BE SURE TO SIGN AND DATE THIS CARD


                      ----------------------------------------------------------
                      Signature(s) of Shareholders(s)          (Sign on the box)

NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THESE VOTING INSTRUCTIONS
ARE SOLICITED BY THE TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS ON
FRIDAY, OCTOBER 15, 2004 - 11:00 A.M. EASTERN TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

If this card is executed, but you give no direction, the shares will be voted "FOR" the applicable proposal.

--------------------------------------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
--------------------------------------------------------------------------------
1.   FUNDAMENTAL GROWTH FUND only: To approve the        [ ]     [ ]       [ ]
     combination of the Fundamental Growth Fund and
     the Large Cap Growth Fund.
--------------------------------------------------------------------------------
2.   LARGE CAP GROWTH B FUND only: To approve the        [ ]     [ ]       [ ]
     combination of the Large Cap Growth B Fund and
     the Large Cap Growth Fund.
--------------------------------------------------------------------------------
3.   FUNDAMENTAL VALUE B FUND only: To approve the       [ ]     [ ]       [ ]
     combination of the Fundamental Value B Fund and
     the Fundamental Value Fund.
--------------------------------------------------------------------------------
4.   MID CAP VALUE FUND only: To approve the             [ ]     [ ]       [ ]
     combination of the Mid Cap Value Fund and the Mid
     Cap Value B Fund.
--------------------------------------------------------------------------------
5.   SMALL CAP GROWTH FUND only: To approve the          [ ]     [ ]       [ ]
     combination of the Small Cap Growth Fund and the
     Small Cap Emerging Growth Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.   OVERSEAS EQUITY FUND only: To approve the           [ ]     [ ]       [ ]
     combination of the Overseas Equity Fund and the
     Overseas Equity B Fund.
--------------------------------------------------------------------------------
7.   OVERSEAS EQUITY C FUND only: To approve the         [ ]     [ ]       [ ]
     combination of the Overseas Equity C Fund and the
     Overseas Equity B Fund.
--------------------------------------------------------------------------------

PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                             FUNDAMENTAL GROWTH FUND

                           LARGE CAP GROWTH B FUND/1/

                           FUNDAMENTAL VALUE B FUND/2/

                               MID CAP VALUE FUND

                                SMALL CAP GROWTH

                              OVERSEAS EQUITY FUND

                            OVERSEAS EQUITY C FUND/3/

     (each an "Acquired Fund" and a separate investment fund of John Hancock
                            Variable Series Trust I)
                     197 Clarendon Street, Boston, MA 02117
                        TOLL FREE NUMBER: 1-800-732-5443

                              LARGE CAP GROWTH FUND

                             FUNDAMENTAL VALUE FUND

                             MID CAP VALUE B FUND/4/

                         SMALL CAP EMERGING GROWTH FUND

                            OVERSEAS EQUITY B FUND/5/

    (each an "Acquiring Fund" and a separate investment fund of John Hancock
                            Variable Series Trust I)


                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated: September 10, 2004

     This Statement of Additional Information ("SAI") is not a prospectus, but you should read it in conjunction with the Combined Proxy Statement and Prospectus dated September 10, 2004 of the above-listed Acquired Funds and Acquiring Funds, for use in connection with the Special Meeting of Shareholders of the Acquired Funds, to be held on October 15, 2004. The Acquired Funds and the Acquiring Funds are separate investment funds (series) of John Hancock Variable Series Trust I (the "Trust").

     ----------
          /1/ Known as the Large Cap Aggressive Growth Fund prior to December 15, 2003.

          /2/  Known as the Large Cap Value CORESM Fund prior to May 1, 2004.

          /3/  Known as the Emerging Markets Equity Fund prior to May 1, 2004.

          /4/  Known as the Small/Mid Cap CORESM Fund prior to May 1, 2004.

          /5/  Known as the International Opportunities Fund prior to May 1,
               2004.

     For a free copy of the Combined Proxy Statement and Prospectus, please contact the Trust at the address or phone number shown above.

          This Statement of Additional Information incorporates by reference the Financial Statements of the Acquired Funds and the Acquiring Funds appearing in such Funds' annual reports to shareholders for the year ended December 31, 2003 and the related reports of Ernst & Young LLP, independent auditors, appearing therein.

          This Statement of Additional Information also comprises the following additional documents:


          Attachment 1. Statement of Additional Information for the Trust dated
                        May 1, 2004.



          Attachment 2. The following pro forma financial statements for the combination of the Fundamental Value B Fund and the Fundamental Value Fund of the Trust:


                        Pro Forma Combining Statements of Assets and Liabilities
                         -- December 31, 2003 (Unaudited)

                        Pro Forma Combining Statements of Operation -- For the
                         year Ended December 31, 2003 (Unaudited)

                        Pro Forma Combining Schedule of Portfolio Investments
                         -- December 31, 2003 (Unaudited)


          Attachment 3. The following pro forma financial statements for the combination of the Mid Cap Value Fund and the Mid Cap Value B Fund of the Trust:


                        Pro Forma Combining Statements of Assets and Liabilities
                         -- December 31, 2003 (Unaudited)

                        Pro Forma Combining Statements of Operations -- For the
                         Year Ended December 31, 2003 (Unaudited)

                        Pro Forma Combining Schedule of Portfolio Investments --
                         December 31, 2003 (Unaudited)


          Attachment 4. The following pro forma financial statements for the combination of the Small Cap Growth Fund and the Small Cap Emerging Growth Fund of the Trust:


                        Pro Forma Combining Statements of Assets and Liabilities
                         -- December 31, 2003 (Unaudited)

                        Pro Forma Combining Statements of Operations -- For the
                         Year Ended December 31, 2003 (Unaudited)

                        Pro Forma Combining Schedule of Portfolio Investments
                         -- December 31, 2003 (Unaudited)


          Attachment 5. The following pro forma financial statements for the combination of the Overseas Equity Fund and the Overseas Equity B Fund of the Trust:


                        Pro Forma Combining Statements of Assets and Liabilities
                         -- December 31, 2003 (Unaudited)

                        Pro Forma Combining Statements of Operations -- For the
                         Year Ended December 31, 2003 (Unaudited)

                        Pro Forma Combining Schedule of Portfolio Investments --
                         December 31, 2003 (Unaudited)


          Attachment 6. The following pro form financial statements for the combination of the Overseas Equity C Fund and the Overseas Equity B Fund:


                        Pro Forma Combining Statements of Assets and Liabilities
                         -- December 31, 2003 (Unaudited)

                        Pro Forma Combining Statements of Operations -- For the
                         Year Ended December 31, 2003 (Unaudited)

                        Pro Forma Combining Schedule of Portfolio Investments
                         -- December 31, 2003 (Unaudited)


          Attachment 7: Notes to the pro forma financial statements referenced as Attachments 2-6 above.

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2004

     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2004. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to thirty of the Trust's current "Funds."

     The Trust's Financial Statements and Investment Performance Information

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                                TABLE OF CONTENTS
                                                                    Page in this
                                                                    Statement of
                                                                     Additional
                                                                    Information
                                                                    ------------

A.   What Is the Trust?..................................................4

B.   The Trust's Business History........................................4

C.   The Funds' Investment Activities and Their Risks....................5

     1.   Investing in Money Market Instruments..........................5
     2.   Investing in Other Fixed Income Obligations....................6
     3.   Investing in Equity Securities.................................7
     4.   Investing in Real Estate Securities............................8
     5.   Investing in Foreign Securities................................9
     6.   Techniques and Instruments for Managing Currency
          Exposure......................................................10
     7.   Reallocating a Fund's Assets Among Asset Classes..............12
     8.   Adopting a Temporary Defensive Strategy.......................12
     9.   Investing With an Index-Based Objective.......................12
     10.  Investing on a Non-Diversified Basis..........................14
     11.  Using Options.................................................14
     12.  Using Options on Securities...................................16
     13.  Using Financial Futures Contracts, Options on Such
          Contracts and Options on Stock Indexes........................17
     14.  Using "Swaps," "Caps," "Floors," and "Collars"................20
     15.  Investing In Other Investment Companies.......................22
     16.  Purchasing "When Issued" Securities and Forward
          Commitments...................................................23
     17.  Short-Term Trading............................................23
     18.  Entering Into Repurchase Agreements...........................23
     19.  Participating in Joint Trading Accounts.......................24
     20.  Lending of Fund Securities....................................24
     21.  Using Reverse Repurchase Agreements and Mortgage
          "Dollar Rolls"................................................24
     22.  Investing in Rule 144A Securities, Section 4(2)
          Commercial Paper and Illiquid Securities......................25
     23.  Investing in Preferred Stock, Convertible Securities
          and Warrants..................................................25
     24.  Investing in Initial Public Offerings ("Ipos")................25

D.   The Funds' Fundamental Investment Restrictions.....................25

E.   Board of Trustees and Officers of the Trust........................27

F.   Investment Advisory Arrangements...................................30

     1.   The Trust's Investment Advisory Arrangements With John
          Hancock.......................................................30
     2.   The Trust's Arrangements With Subadvisers.....................32
     3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements........................................36
     4.   Basis of Trustee Approval of Continuance of Advisory
          Arrangements..................................................37

G.   Arrangements With Other Service Providers..........................42

     1.   Underwriting and Indemnity Agreement..........................42
     2.   Custody of the Trust's Assets.................................42
     3.   Subadministration Agreement With State Street Bank............42
     4.   Independent Auditors..........................................42
     5.   Distribution of Series I and Series II shares.................43

H.   Portfolio Transactions and Brokerage Allocation....................44

I.   Codes of Ethics....................................................48

J.   Features of the Trust's Shares.....................................48

K.   Shareholder Meetings and Voting Rights.............................49

L.   Sales and Redemptions of Fund Shares...............................50

M.   Computing the Funds' Net Asset Value...............................51

N.   Taxes..............................................................52

O.   Information About Fund Performance.................................52

P.   Legal Matters......................................................53

Q.   Reports to Contractholders.........................................53

Appendix A - Corporate Bond Ratings.....................................54

Appendix B - Proxy Voting Policies and Procedures.......................56

A. WHAT IS THE TRUST?

     John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company. With the exception of the Real Estate Equity, Health Sciences, Financial Services and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     NAV shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "John Hancock Separate Account."

     Because the John Hancock Separate Accounts currently own all of the Trust's NAV shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of NAV shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

     Series I and Series II shares of the Trust serve as the underlying investment medium for sums invested in variable contracts issued by:

     - The Manufacturers Life Insurance Company of New York ("Manulife NewYork"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manufacturers USA. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

     - The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial Corporation and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

     Manulife New York and Manufacturers USA hold Series I or Series II shares attributable to variable contracts in their respective separate accounts.

     Series I and Series II shares of the Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies.

     NAV, Series I and Series II shares are not offered directly to, and may not be purchased directly by, members of the public.

B. THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

Over the years, several Funds have been re-named as follows:

                                                           Year of
Current Fund Name                  Prior Name(s)            Change
--------------------------   ---------------------------   -------
Active Bond                  Sovereign Bond                 2000
                             Bond                           1996

Earnings Growth              Multi Cap Growth               2003
                             Mid Cap Growth                 2002

Fundamental Growth           Fundamental Mid Cap Growth     2000

Fundamental Value            Large/Mid Cap Value            2002

Fundamental Value B          Large Cap Value CORE/SM/       2004

Global Bond                  Strategic Bond                 1999

Growth & Income              Stock                          1996

International Equity Index   International Equities         1998
                             International                  1995
                             Global                         1994

Large Cap Growth             Select Stock                   1996
                             Aggressive Stock               1994

Large Cap Growth B           Large Cap Aggressive Growth    2004

Managed                      Total Return                   1994

Mid Cap Growth               Small/Mid Cap Growth           2004
                             Diversified Mid Cap Growth     1999
                             Special Opportunities          1998

Mid Cap Value B              Small/Mid Cap CORE/SM/         2004

Overseas Equity              Global Balanced                2003
                             International Balanced         2000

Overseas Equity B            International Opportunities    2004

Overseas Equity C            Emerging Markets Equity        2004

Short-Term Bond              Short-Term U.S. Government     1998

Small Cap Emerging Growth    Small Cap Equity               2003
                             Small Cap Value                2000

Small Cap Value              Small/Mid Cap Value            2001

C. THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

1.   Investing in Money Market Instruments

     The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.   Investing in Other Fixed Income Obligations

     a. Overview: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Total Return Bond, Active Bond, High Yield Bond and Global Bond Funds. The Managed Fund can vary its holdings of these securities within a broad range and the Financial Industries Fund may have a modest exposure in these securities from time to time. The other Funds may also invest in non-money market debt to a limited extent from time to time.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

     b. Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     c. Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     d. Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to high yield securities. The High Yield Bond Fund invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Total Return Bond, Short-Term Bond and Global Bond Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase, but could end up holding high yield securities if downgraded to below investment graded after already having been purchased for the Fund.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     e. Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds.

     f. Risks of "zero coupon" instruments: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.   Investing in Equity Securities

     a. Overview: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Money Market Funds. All Equity, Sector and International/Global Equity Funds may invest in equity securities and are expected to make such securities their primary investment. The Managed Fund invests a substantial portion of its assets in equity securities, but also invests a substantial amount of its assets in debt obligations. The Active Bond, Total Return Bond, Global Bond and High Yield Bond Funds will invest in equity securities only to a limited extent and will invest primarily in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     b. Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     c. Market capitalization risk: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     The U.S. equity securities of the Equity Index, Fundamental Growth, Large Cap Value, Large Cap Growth, Large Cap Growth B and Earnings Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

     The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Value B and Managed Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Mid Cap Value, Mid Cap Value B and Mid Cap Growth Funds are generally expected to represent primarily mid cap issuers. The Fund also may invest in the equity securities of companies that qualify as small cap issuers and, to a lesser extent, in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Emerging Growth, Small Cap Growth and Small Cap Value Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Real Estate Equity, Health Sciences and Financial Industries Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

     Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small. The following capitalization ranges are used by the International Equity Index Fund, Overseas Equity Fund, Overseas Equity B Fund and Overseas Equity C Funds:

     .    Large cap: Companies having a capitalization greater than $5 billion
     . Mid cap: Companies having a capitalization between $1 billion and $5 billion
     .    Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index, Overseas Equity, Overseas Equity B and Overseas Equity C Funds are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as mid and small cap issuers.

4.   Investing in Real Estate Securities

     a. Overview: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate or interests in real estate.

     b. Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.   Investing in Foreign Securities

     a. Overview: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index Fund invests primarily in foreign securities, including foreign-denominated securities. The Health Sciences, Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Large Cap Value, Earnings Growth, Mid Cap Value, Mid Cap Value B, Small Cap Emerging Growth, Small Cap Growth, Real Estate Equity, Financial Industries, Managed, and High Yield Bond Funds may also invest in foreign securities, and all of these Funds excluding Earnings Growth may invest in foreign-denominated securities.

     Funds investing in equity securities may also invest in ADRs and other U.S. dollar denominated foreign securities. Funds investing in debt securities may also invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     b. Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Section 6. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     c. Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     d. Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     e. Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     f. Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.   Techniques and Instruments for Managing Currency Exposure

     a. General considerations and risks: The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible. In general, however, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. The foreign currency management techniques and instruments discussed below do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. A Fund may use certain types of these instruments in currency management strategies that expose that Fund to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose the Fund to greater risks of loss and greater volatility than it otherwise would experience. Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     b. Techniques for managing currency exposure: The Funds may employ one or more of the following techniques for managing currency exposure:

     (i) Transaction hedging: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

     A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, a Fund may use one or more of the instruments described in Section 6.c. below for transaction hedging.

     (ii) Portfolio hedging: A Fund may use one or more of the instruments described below to reduce its exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated in, exposed to or traded in that currency. This is called "portfolio hedging." A Fund generally will not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency but may do so for purposes of transactions involving "proxy" currency or "cross hedging."

     (iii) "Proxy" currency: For purposes of transaction hedging or portfolio hedging, the Funds may use instruments on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     (iv) Cross hedging: The Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, a Fund may use an instrument that, in effect, simultaneously establishes for the Fund (1) a "short" position in an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in, traded in, or exposed to such foreign currency and (2) a corresponding "long" position in U.S. dollars or another currency. The "long" position might be a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

     (v) Other: To otherwise adjust the currency exposure of their portfolios, the Funds may also enter into contracts that, in effect, simultaneously establish for the Fund (1) a "short" position in an amount of U.S. dollars, or other appropriate currency, and (2) a corresponding "long" position in an amount of foreign currency corresponding to the value of some of the Fund's securities.

     c. Instruments for managing currency exposure: In furtherance of the above-described techniques for managing currency exposure, the Funds may use one or more of the following instruments:

     (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will (c) cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation on that forward contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for hedging purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered as provided in clauses (a) and (b) of this sentence.

     (ii) Options on currencies (and related asset segregation requirements): A Fund may purchase and write put and call options on foreign currencies. This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risks of these currency option transactions are similar to those discussed in Sections 11. and
12. below with respect to put and call options on securities.

     A Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or
(b) having a contractual right to acquire such investments or such amount of currency at a price no greater than the amount the Fund will receive upon exercise of the option; or the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause (a) or (b) of this sentence.

     In connection with any currency put option written by a Fund, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligation of the Fund and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

     (iii) Currency futures contracts (and options thereon): A Fund may use currency futures contracts and options thereon to manage currency exposure. The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 11, 12, and 13. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 13.c.(ix) below.

     (iv) Other derivative instruments: A Fund may use certain "swaps," "caps," "floors," and "collars" to manage currency exposure. The characteristics and risks of such "derivative" transactions, as discussed in Section 14 below, are generally also applicable when such instruments are used for currency management purposes.

7.   Reallocating a Fund's Assets Among Asset Classes

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed Fund tends to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the Managed Fund.

8.   Adopting a Temporary Defensive Strategy

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. For example, the Earnings Growth Fund reserves the right to invest without limitation in preferred stock and investment-grade debt instruments for temporary, defensive purposes. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies and normal level of assets, cash and cash equivalents. For most "actively managed" funds, (i.e., Funds that do not invest with an index-based objective), this level is 10% or less, except in abnormal market conditions, when the level can be higher.

     The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

9.   Investing With an Index-Based Objective

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than "actively managed" Funds that, during normal market conditions, maintain a higher level of cash or cash equivalents and, during periods of abnormal market conditions, are more likely to adopt a defensive investment posture by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The Lehman Brothers Aggregate Bond Indexes: The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") is intended to measure the performance of the domestic, investment grade, fixed-rate investment grade debt market including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities.

     The Aggregate Bond Index covers those securities in the Lehman Brothers Government/Credit Index (the "Government/Credit Index"), plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

     The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All securities in the index generally have at least $200 million par amount outstanding and at least 1 year remaining to maturity.

     All non-government issues in the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or, if unrated by Moody's or Stanard & Poor's, BBB by Fitch, Inc. ("Fitch") .

     All securities in the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Aggregate Bond Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

     The MSCI All Country World Excluding U.S. Index: The MSCI All Country World Excluding U.S. Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the United States), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI All Country World Excluding U.S. Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI All Country World Excluding U.S. Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI All Country World Excluding U.S Index. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  Investing on a Non-Diversified Basis

     TheReal Estate Equity, Health Sciences Financial Industries and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

11.  Using Options

     a. Overview: The Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, financial futures contracts and rights under swap agreements ("swap options"). This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is further discussed in Section 6. above and Sections 12 and 14. below, including characteristics and risks peculiar to those types of options.

     b. Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). In a "call" swap option, the Fund (or other purchaser) has the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price, or change the terms of the underlying swap agreement under a swap option, if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price or, under a swap option, if more favorable terms for swap agreements were available than those under the option). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject and, with respect to swap options, because the swaps market is a relatively new market and identical options may not be available.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     Depending on the terms of the particular swap option, a Fund will generally incur a greater degree of risk when it sells ("writes") a swap option than it will incur when it purchases a swap option because the Fund will become obligated according to the terms of the underlying swap agreement upon exercise of the option by the purchaser.

     d. Writing call options on a "covered" basis. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Call options written by Funds can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund. Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

     To the extent that an option written by a Fund is not fully covered by assets that are very similar to the option's subject, the Fund's sub-adviser will segregate or "earmark" on the Fund's records cash or amounts it otherwise determines to be liquid in an amount equal to the Fund's exposure under the option. This procedure for each type of option written by the Fund is described more specifically in the portion of this Part C that describes the writing of that type of option.

     Although a Fund may own an underlying swap agreement when it writes a swap option, its liabilities under the swap option would not be fully offset by the swap agreement. This is because the swap option will change the terms of the underlining swap agreement when the purchaser exercises the option.

     e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised. These terms do not strictly apply to swap options because that type of option changes the terms of the underlying swap agreement, as discussed above in Section C.11.b.

     If a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns

     f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

     g. Liquidity risk: The Funds intend to write and purchase options (other than swap options) only if the subadviser believes that adequate liquidity exists to close out open positions. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

     h. Using options traded over-the-counter or on foreign exchanges: A Fund may use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges. A Fund may use such options in any manner and to the same extent that it would be permitted to use such options that were traded on domestic exchanges. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     i. Asset segregation requirements for options written by a Fund: When a Fund writes an option, it is generally required that (a) that option be fully covered by the Fund's ownership of the same type of assets that are the subject -to the option (or a right to acquire such assets) or (b) to the extent not so covered, that the Fund set aside cash or liquid securities to support the Fund's obligations under the option it has written.

     Except for swap options, the asset segregation requirements for each type of option that a Fund may write are described in the portion of this part C that more specifically describes that type of option. For swap options written by a Fund, the asset segregation requirements are described in Section 14.f. below.

12.  Using Options on Securities (and related asset segregation requirements)

     a. Options on securities generally: A Fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

     If a Fund writes a call option, it will at all times, own (a) an amount of the securities subject to the option that are not segregated to support any other obligation of the Fund and/or a (b) a call option on the same securities at an exercise price that is not higher than that of the call option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation under the option that is not "covered" as provided by clause (a) or (b) of this sentence. For this purpose, the amount of the obligation is deemed to be (i) the value of the securities that are the subject of the option or (ii) the amount by which the exercise price on any option the Fund has to acquire such securities exceeds the exercise price on the option the Fund has written on such securities.

     A Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the put option that is not covered as provided in the first part of this sentence.

     b. Straddles: A straddle is a strategy that consists of a simultaneous call option and put option on the same underlying security with each such option having the same exercise price. The combination is usually sold (written) as a unit, but each "leg" (i.e., the put option or the call option) may be exercised separately by the purchaser of the straddle.

     A Fund may purchase or write straddles. When a Fund writes a straddle, the relevant sub-adviser will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) the same amount (if any) of cash or other assets it determines to be liquid as it would do if the Fund had written only the leg of the straddle that is "in the money." For example, if the value of the underlying security is higher than the exercise price of the straddle (i.e., the exercise price of the put and call option), a written straddle will be covered by the Fund in the same manner as it would for a written call option. Conversely, when the value of the underlying security is lower than the exercise price of the straddle, a written straddle will be covered by the Fund in the same manner as it would for a written put option.

     Similarly, if a Fund writes a put and call option on the same security, but each leg has a different exercise price, and if the exercise price of the put does not exceed that of the call, the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the strategy that is "in-the-money." If both options are "out-of-the-money," the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the transaction that represents the higher potential liability of the Fund.

     Because a straddle consists of two options, the commissions and other transaction costs of assuming and liquidating the position may be relatively high.

13. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes

     a. Overview: The Funds may, in varying degrees, use financial futures contracts, options on such futures and options on stock indexes. This Section 13 discusses certain characteristics and risks that generally pertain to these instruments, as well as the Funds' specific uses of these instruments and specific risks related to those uses.

     b. General characteristics and risks: The general characteristics and risks of financial futures, options on such contracts and options on stock indexes are discussed in the following subsections.

          (i) Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

          An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

          Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

          A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

          (ii) Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

          More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

          (iii) Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

          Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

          (iv) Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

          Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

          (v) Certain risks: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

          The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

          Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

          (vi) Asset segregation requirement for certain futures and options positions: The relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligations of the Fund and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus (b) the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, plus (d) the current value of securities underlying any futures contracts with respect to which the Fund has outstanding call options that it has written, minus (e) the amount of margin deposits with respect to all of such contracts.

     (c) Specific uses of financial futures, options thereon, and stock index options: All Funds, except the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and exchange-traded put or call options on stock indexes, for the purposes discussed below. It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of their investment portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

          (i) Hedging with financial futures contracts against market changes, and risks thereon: A Fund may use financial futures contracts, and options thereon, as a hedge to protect against possible changes in interest rates and security prices.

          Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type it owns, a Fund may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities it holds, a Fund may enter into interest rate futures sale contracts.

          (ii) Establishing market exposure and managing cash flow with financial futures contracts and options thereon: A Fund may purchase and sell stock index and interest rate futures, and options thereon, to maintain market exposure and manage cash flows. Purchasing futures contracts, and options thereon, could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities, although there is no assurance that this goal can be achieved.

          (iii) Managing foreign currency exposure with foreign currency futures contracts: A Fund may use foreign currency futures contracts, and options thereon, to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

          (iv) Risks of hedging type strategies: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

          The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

          The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

          (v) Writing index options (and related asset segregation requirements): A Fund may write put and call options on indexes composed of securities in which the Fund may invest. A Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower than that of the option written by the Fund, or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence For this purpose, the amount of the obligation (i) with respect to a put option is the exercise price of the option or the amount by which that exercise price exceeds that of a put option that the Fund owns on the same index and (ii) with respect to a call option is the current value of the index underlying the option or the amount by which the exercise price of the option written by the Fund exceeds that of a call option that the Fund owns on the same index.

          (vi) Purchasing index options. A Fund may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases. Option purchases of this type, however, would have to be consistent with the Fund's investment objective. Also, each Fund is subject to the limitation on certain futures and options transactions described in Section 13.c.(ix).

          (vii) Using futures contracts and options on futures contracts: A Fund may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

          There is no specific overall limit on the amount of the assets a Fund may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the limitations set forth below) limited to 5% of the Fund's net assets.

          (viii) Risks of potentially more aggressive options and futures strategies: To the extent that a Fund exercises its broad authority to enter into options and futures transactions for purposes that are not solely for hedging-type purposes or that otherwise may be for more speculative purposes, it may incur greater risks than another Fund that limits its strategy to hedging-type transactions.

          (ix) Limitations on the Funds' exposure to certain futures and option transactions: No Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

          Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

14.  Using "Swaps," "Caps," "Floors," and "Collars"

     a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

     b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     d. Currency, credit default, index and equity swaps, caps, floors and collars: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     A Fund may sell or purchase credit default swap contracts for investment purposes when consistent with its investment goal and strategy. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. In a credit default swap contract, the seller would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation, In return, the seller would receive a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations.

     e. Certain risks: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. As a seller of a credit default swap contract, a Fund would be subject to investment exposure on the notional amount of the swap. As a purchaser of a credit default swap contract, a Fund would only receive income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), and the investment could expire without value.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Typically, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against the risk of default on debt obligations, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates, credit risk and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this Statement of Additional Information, swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     f. Segregation requirements for these derivatives: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other Fund obligation and that, together with any margin the Fund has deposited in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments.

     For a credit default swap sold by a Fund (i.e., where the Fund is "selling" credit default protection), the Fund's "obligation" will be considered to be the entire notional amount (i.e., the dollar amount of protection provided), for this purpose. For all swap agreements that are not credit default swaps written by the Fund, the Fund's obligation for this purpose will depend on the nature of the swap's settlement terms. If the swap settles on a "net" basis, the Fund's obligation will be accrued daily (and offset against any amounts owed to the Fund) on the transaction, and the Fund's "obligation" for asset segregation purposes will be deemed to be any accrued but unpaid net amounts owed to the other party to the swap transaction. If the swap does not provide for such "net" settlement procedures, the Fund's asset segregation requirement will be for the full accrued amount of the Fund's obligation.

     If a Fund writes a swap option, the asset segregation requirement will be substantially the same as for the swap rights that are the subject of the option. Thus, the Fund will generally segregate assets to the same extent and manner as it would do (as described in the immediately preceding paragraph), if it had already assumed the swap position it is required to assume upon exercise of the swap option the Fund has written.

15.  Investing in Other Investment Companies

     a. Overview: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     b. Investing in passive foreign investment companies: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is more likely than other Funds to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

     c. Investing in exchange traded funds: All Funds (other than the Money Market Fund) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies (or investment companies that are exempt from registration) whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares/sm/ (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

          (i) Investing in iShares/sm/: iShares/sm/ are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iShares/sm/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/sm/ are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares/sm/ on the AMEX. To date, iShares/sm/ have traded at relatively modest discounts and premiums to the NAVs. However, iShares/sm/ have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/sm/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/sm/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/sm/ should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares/sm/ as part of its investment strategy.

          (ii) Investing in SPDRs: SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
     500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

     d. Investing in money market fund shares: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. Nor are the Large Cap Value, Small Cap Value, and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

16.  Purchasing "When Issued" Securities and Forward Commitments

     a. Overview: All Funds may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     b. Asset segregation requirement for these transactions. The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other obligation to the Fund and that, together with any margin the Fund has deposited in connection with when-issued securities and forward commitments, at least equals the purchase price under each of the Fund's then outstanding when issued and forward commitments.

17.  Short-Term Trading

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

18.  Entering Into Repurchase Agreements

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System, with "primary dealers" in U.S. Government securities or with other dealers and banks who meet a subadviser's credit standards.

     No Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian, co-custodian, or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

19.  Participating in Joint Trading Accounts

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 18. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Growth, Large Cap Growth B, Fundamental Growth, Earnings Growth, Total Return Bond and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders The Total Return Bond Fund and the portion of the Active Bond Fund sub-managed by Pacific Investment Management Company LLC regularly participates in such other joint trading accounts.

     Whenever a subadviser operates a non-John Hancock joint trading account, the subadviser is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

20.  Lending of Fund Securities

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

21.  Using Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

     a. Overview: A Fund may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     A Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

     b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

22. Investing in Rule 144A Securities, Section 4(2) Commercial Paper and Illiquid Securities

     A Fund may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. A Fund may also purchase commercial paper that is offered in reliance on the exemption in Section 4(c) of that Act. Case-by-case determinations are made whether each issue of Rule 144A securities or Section 4(2) commercial paper owned by a Fund is an illiquid security.

     Each Fund may purchase illiquid Rule 144A securities, illiquid Section 4(2) commercial paper or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

23.  Investing in Preferred Stock, Convertible Securities and Warrants

     Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

24.  Investing in Initial Public Offerings ("IPOs")

     Almost all Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D.   THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

     In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

     To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

     The Trust's current fundamental investment restrictions are as follows:

1. REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest;
(b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

2. LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.

3. COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

4. UNDERWRITING. No Fund will engage in the underwriting of securities of other issuers. This restriction will not prevent a Fund from disposing of its portfolio securities regardless of its status as an underwriter under any federal or state securities laws.

5. BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under Section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from Section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act./1/

6. SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

7. INDUSTRY CONCENTRATION. The Equity Index, Large Cap Value, Large Cap Growth, Large Cap Growth B, Earnings Growth, Fundamental Value, Fundamental Value B, Fundamental Growth, Mid Cap Value, Mid Cap Value B, Mid Cap Growth, Small Cap Value, Small Cap Growth, Small Cap Emerging Growth, International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Short-Term Bond, Bond Index, Active Bond, Total Return Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument). For the purpose of determining industry concentration, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes


----------
     /1/ All of the Funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

E. BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

     The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2002.

     The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2002.

     The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2002.

     Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Interested Trustees/*/:

Michele G. Van Leer          Chairman and       Indefinite      Senior Vice President, Product           30            None
(age 46)                     Trustee            (Commenced      Management, John Hancock Life
John Hancock Place                            September, 1998)  Insurance Company; President and
Boston, Massachusetts 02117                                     Director John Hancock Variable
                                                                Life Insurance Company

Kathleen F. Driscoll         Vice Chairman,     Indefinite      Senior Vice President, Signator          30            None
(age 47)                     President and      (Commenced      Brokerage Development, John
John Hancock Place           Trustee            June, 2001)     Hancock Life Insurance Company,
Boston, Massachusetts 02117                                     Vice President, Corporate
                                                                Communications, John Hancock
                                                                Life Insurance Company

----------
* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Independent Trustees:

Elizabeth G. Cook            Trustee            Indefinite      Expressive Arts Therapist, Dana          30            None
(age 66)                                        (Commenced      Farber Cancer Institute;
c/o John Hancock Variable                       April, 1993)    President, The Advertising Club
Series Trust I,                                                 of Greater Boston
John Hancock Place,
Boston, Massachusetts 02117

Diane C. Kessler             Trustee            Indefinite      Executive Director, Massachusetts        30            None
(age 57)                                        (Commenced      Council of Churches
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Robert F. Verdonck           Trustee            Indefinite      President and Chief Executive            30            None
(age 58)                                        (Commenced      Officer, East Boston Savings Bank
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Hassell H. McClellan         Trustee            Indefinite      Associate Professor, The Graduate        30            None
(age 58)                                        (Commenced      School of the Wallace E. Carroll
c/o John Hancock Variable                     February, 2001)   School of Management, Boston
Series Trust I,                                                 College
John Hancock Place,
Boston, Massachusetts 02117

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Other Officers
                             Chief Legal
Ronald J. Bocage             Officer            Indefinite      Vice President & Counsel, John          N/A             N/A
(age 58)                                        (Commenced      Hancock Life Insurance Company
John Hancock Place                              June, 2003)
Boston,
Massachusetts 02117

Jude A. Curtis               Compliance         Indefinite      Second Vice President and Chief         N/A             N/A
(age 45)                     Officer            (Commenced      Investment Compliance Officer,
John Hancock Place                              June, 2000)     John Hancock Life Insurance
Boston,                                                         Company; formerly Second Vice
Massachusetts 02117                                             President and Counsel, Office of
                                                                Business Conduct; John Hancock
                                                                Life Insurance Company; formerly
                                                                a Partner at Hale and Dorr LLP
                                                                (law firm)

Raymond F. Skiba             Treasurer          Indefinite      Director of Fund Operations,            N/A             N/A
(age 58)                                        (Commenced      John Hancock Life Insurance
John Hancock Place                            February, 1986)   Company
Boston, Massachusetts 02117

Gladys C. Millan             Assistant          Indefinite      Manager of Fund Operations,             N/A             N/A
(age 57)                     Treasurer          (Commenced      John Hancock Life Insurance
John Hancock Place                              March, 2003)    Company
Boston, Massachusetts 02117

Karen Q. Visconti            Secretary          Indefinite      Director, Product & Market              N/A             N/A
(age 50)                                        (Commenced      Management, John Hancock Life
John Hancock Place                             August, 1999)    Insurance Company
Boston, Massachusetts 02117

Arnold R. Bergman            Assistant          Indefinite      Senior Counsel, Law Department,         N/A             N/A
(age 53)                     Secretary          (Commenced      John Hancock Life Insurance
John Hancock Place,                           December, 1999)   company; formerly Vice President,
Boston, Massachusetts 02117                                     General Counsel and Secretary,
                                                                First Variable Life Insurance
                                                                Company

     Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

     The names and range of each Trustee's interest in any Fund as of December 31, 2003 are set forth in the table below

                         Dollar Range of     Dollar Range of Interest
   Name of Trustee     Interest in Any Fund        in All Funds
---------------------  --------------------  ------------------------
Interested Trustees:
Michele G. Van Leer             0                       0
Kathleen F. Driscoll            0                       0

Independent Trustees:
Elizabeth G. Cook        $50,000-$100,000        $50,000-$100,000
Diane C. Kessler         $10,000-$50,000         $10,000-$50,000
Robert F. Verdonck        $1,000-$10,000          $1,000-$10,000
Hassell H. McClellan            0                       0

     Compensation paid by the Trust to its current disinterested Trustees during 2003 was as follows:

Ms. Cook       $ 77,000
Ms. Kessler    $ 69,000
Mr. Verdonck   $ 77,000
Mr. McClellan  $ 73,000

     The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2003.

F. INVESTMENT ADVISORY ARRANGEMENTS

1.   The Trust's Investment Advisory Arrangements With John Hancock

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust currently pays John Hancock investment advisory fees at the following rates:

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .15% on the first $75 million; .14% on the next $50
                             million; .13% above $125 million

Large Cap Value              .75%

Large Cap Growth             .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Large Cap Growth B           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Earnings Growth              1.00% on the first $100 million; .90% above $100
                             million

Growth & Income              .71% on the first $150 million; .69% on the next
                             $150 million; .67% above $300 million

Fundamental Value            .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; 65% above
                             $100 million

Fundamental Value B          .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; .65% above
                             $100 million

Fundamental Growth           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Mid Cap Value                1.05% on the first $100 million; 1.00% above $100
                             million

Mid Cap Value B              1.05% on the first $100 million; 1.00% above $100
                             million

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Mid Cap Growth               1.00% on the first $50 million; .95% on the next
                             $150 million; .90% above $200 million

Small Cap Value              .95%

Small Cap Emerging Growth    1.05% on the first $100 million; and 1.00% above
                             $100 million

Small Cap Growth             1.05% on the first $100 million; and 1.00% above
                             $100 million

International Equity Index   .18% on the first $100 million; .15% on the next
                             $100 million; .11% above $200 million

Overseas Equity              1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity B            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity C            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Real Estate Equity           1.10% on the first $50 million; 1.00% on the next
                             $50 million; .90% on the next $100 million; .80% above $200 million

Health Sciences              1.00% on the first $250 million; .95% above $250
                             million

Financial Industries         0.80%

Managed .74% on the first $500 million; .68% on the next $500 million; .65% above $1 billion

Short-Term Bond              .60%

Bond Index                   .15% on the first $100 million; .13% on the next
                             $150 million; .11% above $250 million

Active Bond                  .70% on the first $100 million; .65% on the next
                             $150 million; .61% on the next $250 million; .58% on the next $500 million; .55% above $1 billion

Total Return Bond            .70% on the first $250 million; .68% on the next
                             $250 million; and .65% above $500 million

High Yield Bond              .80% on the first $100 million; .70% above $100
                             million

Global Bond                  .85% on the first $150 million; .80% on the next
                             $150 million; .75% on the next $200 million; .70% above $500 million

Money Market                 .25%

     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.   The Trust's Arrangements With Subadvisers

     Set forth below are the names of the Funds' subadvisers and certain persons who may control them.

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
1.  Independence Investment LLC (Large Cap  John Hancock      Indirectly owns 100% of the             Financial services holding
    Growth, Large Cap Growth B,             Financial         subadviser                              company
    Fundamental Growth, Managed, Growth &   Services
    Income and Short-Term Bond Funds)       Inc.("JHFS")*

                                            John Hancock      Indirectly owns 100% of the subadviser  Life insurance and other
                                            Life Insurance                                            financial services
                                            Company                                                   provided directly or
                                                                                                      through subsidiaries

2.  John Hancock Advisers, LLC (Financial   Same as 1.
    Industries and Active Bond Funds)       above.*

3.  Declaration Research & Management LLC   Same as 1.
    (Active Bond Fund)                      above.*

4.  SSgA Funds Management, Inc. (Equity     State Street      Owns 100% of the subadviser             Financial services holding
    Index and International Equity Index    Corporation                                               company
    Funds)

5.  T. Rowe Price Associates, Inc. (Large   T. Rowe Price     Owns 100% of the subadviser             Publicly traded financial
    Cap Value, Growth & Income, Mid Cap     Group, Inc.                                               services holding company
    Value, Mid Cap Value B and Small Cap
    Value Funds)

6.  Morgan Stanley Investment Management    Morgan Stanley    Directly owns 100% of voting stock      Publicly traded financial
    Inc.** (Real Estate Equity Fund)                                                                  services company

7.  Standish Mellon Asset Management        Mellon Financial  Indirectly owns 100% of the             Bank holding company
    Company LLC (Bond Index Fund)           Corporation       subadviser through Standish Mellon
                                                              Asset Management Holdings LLC (sole
                                                              owner of subadviser)

8.  Wellington Management Company, LLP      Executive         Executive Committee                     Investment management
    (Fundamental Value, Fundamental Value   Committee
    B, Mid Cap Growth, Small Cap Value,     consisting of
    Small Cap Emerging Growth, Small Cap    nine of the
    Growth, Health Sciences, High Yield     firm's partners
    Bond and Money Market Funds)

9.  Capital Guardian Trust Company          The Capital       The subadviser is an indirect wholly    Financial services holding
    (Managed, Overseas Equity, Overseas     Group Companies   owned subsidiary of CGCI                company
    Equity B, Overseas Equity C and Global  Inc. ("CGCI")
    Bond Funds)

10. Pacific Investment Management Company   Allianz AG        Subadviser is a majority-owned          Allianz AG is a
    LLC(Active Bond and Total Return Bond                     subsidiary of Allianz Dresdner Asset    European-based
    Funds)                                  Pacific Life      Management of America L.P., ("ADAM      multinational insurance
                                            Insurance         LP"). Allianz Aktiengesellschaft        and financial services
                                            Company           ("Allianz AG") is the indirect          holding company.
                                                              majority owner of ADAM

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
                                                              LP. Pacific Life Insurance Company      Pacific Life Insurance
                                                              owns an indirect minority equity        Company is a
                                                              interest in ADAM LP.                    California-based insurance
                                                                                                      company.

11. RREEF America LLC(Real Estate Equity    Deutsche Bank AG  The subadviser is a wholly owned        European-based,
    Fund)                                                     subsidiary                              multinational insurance
                                                                                                      and financial services
                                                                                                      holding company.

12. Fidelity Management & Research Company  FMR Corp.         FMR has entered into a sub-subadvisory
    ("FMR") (Earnings Growth Fund)                            agreement with FMR Co., Inc. (FMRC)
                                                              pursuant to which FMRC has primary
                                                              responsibility for choosing
                                                              investments for the Earnings Growth
                                                              Fund. FMR Corp., organized in 1972, is
                                                              the ultimate parent company of FMR and
                                                              FMRC. The voting common stock of FMR
                                                              Corp. is divided into two classes.
                                                              Class B is held predominantly by
                                                              members of the Edward C. Johnson 3d
                                                              family and is entitled to 49% of the
                                                              vote on any matter acted upon by the
                                                              voting common stock. The Johnson
                                                              family group and all other Class B
                                                              shareholders have entered into a
                                                              shareholders' voting agreement under
                                                              which all Class B shares will be voted
                                                              in accordance with the majority vote
                                                              of Class B shares. Under the
                                                              Investment Company Act of 1940,
                                                              control of a company is presumed where
                                                              one individual or group of individuals
                                                              owns more than 25% of the voting stock
                                                              of that company. Therefore, through
                                                              their ownership of voting common stock
                                                              and the execution of the shareholders'
                                                              voting agreement, members of the
                                                              Johnson family may be deemed, under
                                                              the 1940 Act, to form a controlling
                                                              group with respect to FMR Corp.

----------
* In April, 2004, JHFS was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded, multinational insurance and financial services holding corporation organized under the laws of Canada. As a consequence of this merger, the ultimate parent of John Hancock Life Insurance Company, Independence Investment LLC, John Hancock Advisers, LLC and Declaration Management & Research Company is now Manulife Financial Corporation.

**Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as Subadviser to the Real Estate Equity Fund) under the name "Van Kampen."

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. The below fees are paid by John Hancock and not by the Funds.

                               Subadvisory Fees Payable by John Hancock, as a
          Fund               Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .05% on the first $50 million; .04% on the next $50
                             million; .02% on the next $300 million; and .01% above $400 million

Large Cap Value*             .40% on the first $500 million; and .35% above $500
                             million

Large Cap Growth             .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Large Cap Growth B           .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Earnings Growth              .45% on the first $250 million; .42% on the next
                             $500 million; and .38% above $750 million

Growth & Income*             Assets managed by T. Rowe Price Associates: .40% on
                             the first $500 million and .35% above $500 million

                             Assets managed by Independence Investment,
                             LLC: .1875%

Fundamental Value            .40% on the first $100 million; and .30% above $100
                             million

Fundamental Value B          .40% on the first $100 million; and .30% above $100
                             million

Fundamental Growth           .30% on the first $500 million; .2625% on the next
                             $500 million and .225% above $1 billion

Mid Cap Value*               .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Value B*             .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Growth               .50% on the first $50 million; .45% on the next
                             $150 million and .40% above $200 million

Small Cap Value*             Assets managed by T. Rowe Price:  .60% on the first
                             $500 million and .55% above $500 million

                             Assets managed by Wellington Management: .65% on the first $100 million and .60% above $100 million

Small Cap Emerging Growth    .65% on the first $100 million and .60% above $100
                             million

Small Cap Growth             .65% on the first $100 million and .60% above $100
                             million

International Equity Index   .10% on the first $100 million and .08% above $100
                             million

Overseas Equity              .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Overseas Equity B            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

                               Subadvisory Fees Payable by John Hancock, as a
         Fund                Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Overseas Equity C            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Real Estate Equity           Assets managed by RREEF America L.L.C.: .45%

                             Assets managed by Van Kampen: .65% on the first $50 million; .55% on the next $50 million; .50% on the next $100 million and .40% above $200 million

Health Sciences              .65% on the first $50 million; .55% on the next $50
                             million and .45% above $100 million

Financial Industries         .70% on the first $50 million; .60% on the next $50
                             million; .50% on the next $100 million and .40% above $200 million

Managed "Growth style" portion of assets managed by Independence Investment LLC: .30% on the first $500 million; .2625% on the next $500 million and .2250% above $1 billion "Fixed income" portion of assets managed by Independence Investment LLC: .15% of first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by Capital Guardian Trust Company:
                             .475% on the first $150 million; .425% on the next $150 million; .325% on the next $200 million and .275% above $500 million

Short-Term Bond              .15% on the first $100 million; .125% on the next
                             $150 million and .10% above $250 million

Bond Index                   .07% on the first $100 million; .06% on the next
                             $150 million; .03% on the next $250 million and .01% above $500 million

Active Bond                  Assets managed by John Hancock Advisers, LLC: .25%
                             on the first $100 million; .20% on the next $150 million; .16% on the next $250 million; .125% on the next $500 million and .10% above $1 billion

                             Assets managed by Declaration Management & Research
                             LLC: .15% on the first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by PIMCO: .25%

Total Return Bond            .25%

High Yield Bond              .40%

Global Bond                  .375% on the first $300 million; .30% on the next
                             $200 million and .275% above $500 million

Money Market                 0.075% on the first $500 million and .02% above
                             $500 million

*T. Rowe Price has voluntarily agreed to waive a portion of the sub-advisory fee it receives from John Hancock Life Insurance Company for services to the Fund shown. Effective December 15, 2003, the sub-investment advisory fee reduction is 5% based on the combined levels of Trust assets managed by T. Rowe Price.

3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense
     Reimbursements

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the sub-advisory fees that John Hancock paid to sub-advisers for the past three years:

Fund                                    Investment Adviser                   Sub-advisers*
------------------------------  ----------------------------------  -------------------------------
                                   2003        2002        2001       2003       2002       2001
                                ----------  ----------  ----------  ---------  ---------  ---------
Equity Index..................     733,990     670,965     638,853    119,929    115,079    184,656
Large Cap Value...............   2,241,923   1,958,804   1,654,981  1,195,700  1,044,702    892,337
Large Cap Growth..............   4,348,351   2,906,241   3,319,872  1,620,859  1,810,686  2,489,889
Large Cap Growth B............     235,226     278,349     272,132    149,444    198,066    193,921
Fundamental Growth............     201,763     252,723     327,064    109,424    140,403    181,703
Earnings Growth...............   1,665,904   1,797,191   2,410,233    816,176    992,875  1,535,019
Growth & Income...............  12,774,424  14,166,639  18,378,237  4,392,251  4,940,873  6,378,814
Fundamental Value.............     965,198   1,098,084     342,746    489,507    588,303    208,657
Fundamental Value B...........     332,454     366,083     278,769    177,263    193,677    148,487
Mid Cap Value.................      86,810          --          --     47,350         --         --
Mid Cap Value B...............     695,383     393,262     218,743    380,385    274,096    164,053
Mid Cap Growth................   1,675,614   1,516,336   1,403,338    805,828    731,448    848,219
Small Cap Value...............   1,379,413   1,179,436     559,231    897,919    744,902    353,196
Small Cap Emerging Growth.....     658,792     539,384     619,083    422,462    389,543    459,131
Small Cap Growth..............   1,380,249   1,548,512   1,533,746    657,282    737,409    937,017
International Equity Index....     214,055     197,047     261,569    147,658    136,337    179,380
Overseas Equity...............     377,034     305,288     291,727    233,400    188,986    187,638
Overseas Equity B.............   1,136,004     988,252     844,115    582,864    512,504    547,558
Overseas Equity C.............     660,775     557,164     364,553    417,729    353,418    272,023
Real Estate Equity............   1,929,064   1,796,693   1,556,143               880,122    758,395
Health Sciences...............     275,079     276,778     163,858    164,329    152,224     90,120
Financial Industries..........     320,139          --          --    273,662         --         --
Managed.......................  13,323,272  15,022,416  18,129,438  5,757,563  6,384,611  7,509,704
Short-Term Bond...............   1,533,284   1,151,717     468,356    411,536    364,685    225,303
Bond Index....................     314,757     248,866     135,751    146,042    115,631     66,937
Active Bond...................   6,383,947   5,841,345   5,236,730  1,888,848  1,519,340  1,389,019
Total Return Bond.............     149,662          --          --     53,448         --         --
High Yield Bond...............     633,292     463,989     260,006    334,340    260,997    175,704
Global Bond...................     817,465     492,904     518,629    378,269    231,954    239,893
Money Market..................   2,065,570   1,966,939   1,319,703    440,297    454,983    650,891

----------

     Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.

          Under the current investment advisory agreements for each Fund (other than the current investment advisory agreements for the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond Funds), for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. Reimbursements for the past three years under the investment advisory agreements then in effect for each Fund have been as follows:

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Large Cap Growth B............         676       5,454      29,164
Fundamental Growth............           0      45,456      67,599
Fundamental Value.............       7,589          --      79,742
Fundamental Value B...........      42,131      63,635      10,830
Earning Growth                      41,846          --          --
Mid Cap Value.................      21,663          --          --
Mid Cap Value B...............      27,357      70,763      68,521
Mid Cap Growth................          --      13,182          --

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Small Cap Value...............      11,621       1,730      16,492
Small Cap Emerging Growth.....      62,221      23,494       7,794
Small Cap Growth..............      85,659          --      50,542
International Equity Index....     188,545     201,707     202,794
Overseas Equity...............      86,658      87,685      58,591
Overseas Equity B.............     207,499     468,798     165,435
Overseas Equity C.............     285,751     684,568     733,661
Health Sciences...............      41,196      76,501      13,968
Bond Index....................      10,617      52,752          --
High Yield Bond...............      38,226      32,972      38,330
Global Bond...................      30,617      37,417       2,284

4.   Basis of Trustee Approval of Advisory Arrangements

     The Trust's Board of Trustees ("Board"), at a meeting on February 11, 2004, approved the continuance of all of the Trust's investment management agreements ("advisory agreements") as in effect at that time with John Hancock and the continuance of all of the Trust's definitive sub-investment management agreements ("sub-advisory agreements") In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting on February 10, 2004 and evaluated written information provided in advance to the Board by John Hancock.

     During the year, the Board devotes a substantial portion of five of its six regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the subadvisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person and written presentations by the Trust's subadvisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the subadvisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each subadviser which includes, among other things, review of certain filings made with the SEC and written procedures and other materials submitted to John Hancock and the basis of compensation paid to portfolio managers. This information relates to such matters as the nature, scope and quality of the services provided by the subadvisers to the Trust, and includes, among other things, (i) the investment performance of each subadviser, (ii) any recommendation by John Hancock to terminate, replace or add a subadviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee.

     The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

     The Board generally schedules its meeting in February of each year to consider whether or not to approve generally continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

     In approving the above-mentioned agreement continuances at their February 11, 2004 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

     . The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on each of the Trust's subadvisers. The Trustees also reviewed the nature and scope of the portfolio management services that the subadvisers provide to the various Funds.

     . The Trustees assessed the quality of John Hancock's services and each subadviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks, Morningstar ratings, certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company, and certain investment performance data of comparable John Hancock-sponsored publicly available Funds) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

     . The Trustees reviewed schedules of the advisory fee and sub-advisory fee(s) for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

     . The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. More specifically, the Trustees concluded that eight of the Funds (27%) had aggregate expenses more than ten basis points lower than, and 22 Funds (73%) had aggregate expenses within ten basis points (plus or minus) of, the average fund expense ratio in the appropriate Morningstar peer group. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2003, John Hancock reimbursed 18 of the Funds pursuant to this undertaking.

     . The Trustees also considered the fact that John Hancock has undertaken to bear certain expenses that the Trust otherwise would be required to absorb, including, for example, the cost of distributing annual Trust prospectuses to existing contract owners and providing Trust Statements of Additional Information upon request of contract owners.

     . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers,
        (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

     . The Trustees considered that, in addition to the sub-advisory fees received by subadvisers from John Hancock, subadvisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to subadvisers in return for being allocated Trust "brokerage" transactions. The Trustees considered:
        (i) information provided by John Hancock (both in connection with the February 11, 2004 meeting and on a periodic basis) about the extent and nature of such practice by each Fund as applicable; (ii) representations of subadvisers regarding the appropriateness of their practices and
        (iii) the ongoing assessment and reports by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

     . The Trustees also reviewed any practices by a Fund of directing portfolio transactions to a broker-dealer affiliated with the Fund's sub-adviser, as well as data comparing each Fund's portfolio "turnover" rate to that of other comparable funds.

     . The Trustees considered John Hancock's representation that John Hancock had not entered into any material business arrangement with a sub-adviser, including the involvement of any sub-adviser in the distribution of the Trust's shares (or John Hancock's related variable insurance products); made "revenue sharing" payments to distributors; instructed sub-advisers to direct Trust brokerage transactions to broker-dealers to incentivize or reward sales; or received "soft dollar" benefits in the form of distribution services.

     . The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including certain information about profits to John Hancock from serving as the Trust's primary investment adviser and data regarding John Hancock's profitability targets from particular variable insurance products. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

     . The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the subadvisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a subadviser charges to similar funds; and (iv) the subadvisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/subadviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

     . The Trustees also considered the amount of "spread" between the investment advisory fee paid by each Fund to John Hancock and the amount of sub-advisory fees that John Hancock, in turn, pays with respect to that Fund. The Trustees considered how much spread for each Fund and sub-adviser compared to John Hancock's overall objectives for such spreads and the reasons for any discrepancies.

     . The Trustees considered introducing performance-based advisory and sub-advisory fees, particularly with regard to the Funds that had been underperforming their benchmarks (although not necessarily underperforming their peers). The Trustees, however, decided not to pursue performance-based fees at this time, based on John Hancock's concern that such fees could lead to management practices that would not be in the best interests of contract owners.

     In addition to approving the continuance of the advisory and sub-advisory agreements at their February 11, 2004 meeting, the Trustees have recently taken the additional actions described in numbered paragraphs 1.-13.,below that would affect the advisory and sub-advisory arrangements as in effect on or after the date of this Statement of Additional Information. In taking such additional actions,, the Trustees, as a fundamental matter, followed essentially the same process, and considered essentially the same various factors, as described above, regarding the Trustees' general continuation of the then current agreements. Moreover, the Trustees considered, for each applicable Fund, written recommendations and rationales of John Hancock, based on such factors as comparisons of recommended subadvisers with existing subadvisers and optional subadvisers and due diligence reviews. In addition, the Trustees considered various factors, and, in their business judgment, reached various conclusions related to the specific facts and circumstances of each agreement, principally including those explained below.

1. The Fundamental Growth Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam Investment Management, LLC ("Putnam") as the sub-adviser for this Fund and its replacement by Independence Investment LLC ("Independence"). John Hancock recommended that Putnam be terminated based on
(i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and the turnover of key investment personnel; and (ii) a desire for improved investment performance for the Fund. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee of the Fundamental Growth Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for the fee structure to be the same.

2. Large Cap Growth B Fund (formerly, the Large Cap Aggressive Growth Fund). At its December 10, 2003 meeting, the Board approved the removal of Janus Capital Management, LLC ("Janus") as the sub-adviser for this Fund and its replacement by Independence. John Hancock recommended that Janus be terminated based on concerns that Janus' reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel and turnover of key investment personnel, including a chief investment officer. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee for the Large Cap Growth B Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because the two Funds are being managed in substantially the same manner, it is appropriate for the fee structures to be the same.

3. Overseas Equity B Fund (formerly, the International Opportunities Fund). At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian Trust Company ("Capital Guardian") and (b) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of ..10% per annum. In approving Capital Guardian as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it already had been managing the Trust's Overseas Equity
Fund, and they believed that retention of Capital Guardian would increase the potential for improved investment performance by the Fund. The Trustees approved elimination of the above-mentioned .10% cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition that, because Capital Guardian's sub-advisory fee would be higher than that of the previous sub-adviser, John Hancock would be retaining a reduced "spread" from the advisory fees that it receives from the Fund.

4. Overseas Equity C Fund (formerly the Emerging Markets Equity Fund). At its December 10, 2003 meeting, the Board approved: (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian, (b) a reduction in the advisory fee paid by the Fund to John Hancock, and (c) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. In approving Capital Guardian, as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it had already been managing the Trust's Overseas Equity Fund. The Trustees believed that this would increase the potential for improved investment performance by the Fund, as well as significantly reduce the high operating expenses that had resulted from the Fund's historic policy of investing primarily in emerging markets. In that connection, Capital Guardian's sub-advisory fee is substantially less than that of the prior sub-manager and the Trustees believed it was appropriate for John Hancock's advisory fee likewise to be substantially reduced. Furthermore, the Trustees approved elimination of the above-mentioned .10% cap partially in recognition of the reduction in the advisory fee and partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund.

5.   Overseas Equity Fund. At its December 10, 2003 meeting, the Board approved
(a) an increase in the advisory fee paid by this Fund to John Hancock and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund. More broadly, however, these changes resulted from the Trustees' consideration of information presented by John Hancock to the effect that the fee structure of this Fund, coupled with the expense "cap," did not afford John Hancock a sufficient level of compensation to allow John Hancock to continue to support the fund on a long term basis as it had in the past. The Trustees' actions at the December 10, 2003 meeting were intended to address this problem. The same is true of subsequent action the Board took (at its February 11, 2004 meeting) approving a reduction in the fees paid to the sub-adviser of this Fund. In the case of such latter action, the Trustees also took into consideration a representation that the quality or quantity of sub-advisory services to the Fund would not be reduced as a consequence of the fee reduction.

6. International Equity Index Fund. At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by SSgA Funds Management, Inc. ("SSgA") and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. A change in sub-advisers was necessary, because the prior sub-adviser was terminating its business of managing international equity index funds. The board approved SSgA primarily based on its confidence in SSgA's capabilities, SSgA's willingness to accept a significantly lower sub-advisory fee than the prior sub-adviser, and the Board's belief that the "spread" retained by John Hancock would still not be unreasonably large. The Trustees approved elimination of the .10% expense cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise purely domestic fund and partially in recognition of the fact that this expense cap was preventing John Hancock from retaining a sufficient amount of compensation to make its relationship with this Fund economically viable.

7. Global Bond Fund. At its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition of the fact that eliminating this expense "cap" would not currently have a substantial impact on the Fund's overall expense ratio.

8. Health Sciences Fund. As its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that doing so would enable John Hancock to retain an amount of compensation from this Fund that would be more likely to result in continued strong support for the Fund by John Hancock, while still not being excessive.

9. Fundamental Value B Fund (formerly the Large Cap Value CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by Wellington Management Company, LLP ("Wellington Management"). The Trustees were influenced by the fact that Wellington Management would manage the Fund in the manner that it already had been managing the Trust's Fundamental Value Fund, and the Trustees believed that this strategy (implemented by Wellington Management) would be more attractive to prospective investors. At its February 11, 2004 meeting, however, the Board also approved an increase in the management fee paid to John Hancock by this Fund to make it equivalent to that paid by the Fundamental Value Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for their fee structure to be the same.

10. Growth & Income Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam as the sub-adviser for a portion of the Growth & Income Fund's assets, and its replacement by T. Rowe Price Associates, Inc. ("T. Rowe Price"). John Hancock recommended that Putnam be terminated based on (i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and turnover of key investment personnel. The Trustees had confidence in T. Rowe Price's ability to effectively manage a portion of this Fund and were also mindful of certain advantages of establishing a broader relationship with T. Rowe Price. Specifically, this change helped to make the Trust's relationship with T. Rowe Price sufficiently large that T. Rowe Price would voluntarily reduce all of its sub-advisory fees with the Trust by 5%. Although such a reduction will not directly benefit the affected Funds of the Trust, it should help to ease upward pressure on advisory fee rates.

11. Mid Cap Value B Fund (formerly the Small/Mid Cap CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by T. Rowe Price. The Trustees were influenced by the fact that T. Rowe Price would manage the fund in the same manner as it already had been managing the Trust's Mid Cap Value Fund, and the Trustees believed that this strategy (implemented by T. Rowe Price) would be more attractive to prospective investors.

12. Managed Fund. At its meeting on February 11, 2004, the Board approved a reduction in the sub-advisory fee for the fixed income portion of this Fund that is sub-advised by Independence. The Trustees were influenced by their understanding that the reduction in this fee would not result in any reduction in the quality or amount of services being furnished by Independence.

13. Small Cap Fund. At its February 11, 2004 meeting, the Board approved the removal of this Fund's sub-adviser and its replacement by Wellington Management. The Trustees were influenced by the fact that Wellington Management would manage the Fund substantially in the manner that it had already been managing the Trust's Small Cap Emerging Growth Fund, and the Trustees believed that this is the best option available to this Fund at this time. Although Wellington Management will receive a higher sub-advisory fee from John Hancock than did its predecessor, John Hancock has not increased its advisory fee for this Fund. In fact John Hancock has reduced its advisory fee somewhat (which was also approved by the Board at the February 11, 2004 meeting). The Board took all of these factors into account in approving the changes, as well as the fact that the new fee structure would be identical to that for the Trust's existing Small Cap Emerging Growth Fund.

     In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

     The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners would have the opportunity to vote on, among other things, any increased advisory fees or elimination of expense caps

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

     As a result of their consideration, the Trustees, in the exercise of their business judgment, gave the approvals discussed above as being in the best interest of each Fund to which it relates.

G. ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.   Underwriting and Indemnity Agreement

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter for NAV shares, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's NAV shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.   Custody of the Trust's Assets

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.   Subadministration Agreement With State Street Bank

     Pursuant to a Subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements. The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.   Independent Auditors

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

5.   Distribution of Series I and Series II Shares

     The Board of Trustees of the Trust have approved a plan (the "12b-1Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 12b-1 Plan, Series I shares and Series II shares of the International Equity Index Fund are subject to Rule 12b-1fees as specified in a Distribution Agreement between the Trust and Manulife Financial Services LLC (the "Series Distributor"). Under that agreement, Series I shares are subject to a Rule 12b-1 fee up to an annual rate of .40% of Series I share average daily net assets and Series II shares are subject to a Rule 12b-1 fee up to an annual rate of .60% of Series II share average daily net assets.

     These Rule 12b-1 fees are paid to the Series Distributor. To the extent consistent with applicable laws, regulations and rules, the Series Distributor may use Rule 12b-1 fees:

.. for any expenses relating to the distribution of the shares of the class, including, but not limited to, compensation to and expenses of employees of the Series Distributor or an affiliated insurer, including overhead and telephone expenses, who engage in the distribution of that class of that Fund's shares in connection with the distribution of variable annuity or variable life insurance contracts ("Contracts") under which that class of that Fund's shares is an investment option; printing and distributing Fund prospectuses, statements of additional information and reports to prospective investors (through Contracts) in that class of that Fund's shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Contracts under which that class of that Fund's shares is an investment option; expenses relating to the development, preparation, printing, mailing and publication of advertisements, sales literature and other promotional materials describing and/or relating to that class of that Fund's shares or Contracts under which that class of that Fund's shares is an investment option; expenses of holding seminars and sales meetings designed to promote the distribution (through Contracts) of that class of that Fund's shares; expenses of obtaining information from and providing explanations to owners (or potential owners) of Contracts under which that class of that Fund's shares is an investment option, regarding that Fund's investment objectives and policies and other information about the Fund, including the performance of the Fund; expenses of training sales personnel regarding that class of that Fund's shares; and expenses of compensating sales personnel in connection with the allocation of cash values and premiums under Contracts to that class of that Fund's shares,

.. for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of Contracts funded in insurance company separate accounts that invest in the shares of the class) and

.. for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Currently, the "service fee" component of the Rule 12b-1 fees for both Series I and Series II shares is .25% of average daily net assets. Any such "service fee" is paid to the Series Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

     Without limiting the foregoing, the Series Distributor may pay allor part of the Rule 12b-1 fees from the International Equity Index Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the International Equity Index Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Series Distributor to make any such payments of Rule 12b-1 fees and does not limit the use that the Series Distributor may make of the Rule 12b-1 fees it receives to such payments. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and with the Series Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     The 12b-1 Plan provides that if only part of any of the above-listed activities or expenses (or of any other expenses or activities) is intended to result in sales of (or services to) a class of a Fund's shares, the Series Distributor may make a reasonable apportionment thereof, so as to apply Rule 12b-1 Fees borne by that class of that Fund's shares to the portion of such activities or expenses that pertains to the distribution of (or services to) that class of that Fund's shares. The 12b-1 Plan may not be amended to increase materially the amount to be spent by the International Equity Index Fund without such shareholder approval as is required by Rule12b-1 under the 1940 Act (the "Rule"). All material amendments of the 12b-1 Plan must be approved in the manner described in the Rule. The 12b-1Plan shall continue in effect (i) with respect to the International Equity Index Fund only so long as the 12b-1 Plan is specifically approved for that Fund at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The 12b-1Plan may be terminated with respect tothe International Equity Index Fund at any time as provided in the Rule.

     During the fiscal year ended December 31, 2003, the 12b-1 Plan was not in effect and no amounts were paid thereunder.

H. PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

Amounts of Brokerage Paid

     Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                      2003           2002           2001
-----------------------------------   ------------   ------------   ------------
Equity Index.......................   $     74,513   $     80,181   $     96,080
Large Cap Value....................        149,385        154,981        164,776
Large Cap Growth...................      1,188,313      1,554,313      1,042,938
Large Cap Growth B.................         49,709         68,300         64,914
Fundamental Growth.................         62,156         92,268         56,725
Earnings Growth....................        681,069        769,172        483,126
Growth & Income....................      3,919,445      4,372,752      4,394,341
Fundamental Value..................        240,593        335,531        635,553
Fundamental Value B................          2,212         16,030         40,010
Mid Cap Value......................         38,191             --             --
Mid Cap Value B....................         12,113         59,967         33,593
Mid Cap Growth.....................        749,750        735,675        362,533
Small Cap Value....................        210,163        219,255        130,951
Small Cap Emerging Growth..........        832,863        138,317         89,478
Small Cap Growth...................        859,559        562,914        268,016
International Equity Index.........         62,171         41,487         43,092
Overseas Equity....................         94,860         40,104         21,248
Overseas Equity B..................        180,968        217,451        128,826
Overseas Equity C..................        155,441        166,769        158,236
Real Estate Equity.................        210,473        199,488        171,319
Health Sciences....................         88,578         59,794         28,279
Financial Industries...............         39,219             --             --
Managed............................      2,681,322      3,177,479      2,387,899
Bond Index.........................          1,141            836          3,312
Active Bond........................          2,005            399              0
Total Return Bond..................              0             --             --
High Yield Bond....................              0            642             88
Global Bond........................             43              0              0

How Brokers and Dealers are Selected

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

     It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

Research and Statistical Services Furnished by Brokers and Dealers

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the subadvisers' traders for the Funds, on the basis of their experience and judgment, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the subadviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

     The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The subadvisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the subadviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2003, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Large Cap Value.........................   $     6,485,360   $       11,141
Large Cap Growth........................       179,232,159          262,988
Large Cap Growth B......................           893,361            1,186
Fundamental Growth......................        12,564,997           24,911
Earnings Growth.........................       252,228,282           66,116
Growth & Income.........................       499,297,059          969,234
Fundamental Value.......................        24,329,160           19,555
Mid Cap Value...........................           512,445            1,397
Small Cap Emerging Growth                       13,344,345            8,449
Mid Cap Growth..........................        45,929,832           54,016
Small Cap Value.........................         3,225,124            3,045
Small Cap Growth........................        53,501,488          147,095
International Equity Index..............        81,101,379            8,142
Overseas Equity B.......................         2,500,393            4,505
Overseas Equity C.......................   $     4,691,880   $        5,808
Real Estate Equity......................            95,858           11,843
Health Sciences.........................       532,893,201            7,300

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Financial Industries....................         8,121,589            9,119
Managed.................................       338,422,269          548,196
Bond Index..............................         5,843,847            1,141

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

Brokerage Transactions in Foreign Markets

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.

Use of Brokers Who are Affiliated With a Subadviser

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

     Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                              Amount of Commissions Paid by
                                                                                           Fund
                                                                             --------------------------------
                                                    Nature of Broker's
                       Name of Affiliated        Affiliation with Fund's
Fund                          Broker                   Subadviser               2003       2002        2001
-------------------   ----------------------   ---------------------------   ---------   ---------   --------
Equity Index          Lattice                  Wholly-owned subsidiary of    $  55,870   $       0   $      0
                                               subadviser's parent

Large Cap Growth B    Sanford Bernstein &      Wholly-owned subsidiary of            0         405          0
                      Co.                      former subadviser's parent

Fundamental Value B   Goldman, Sachs & Co.     Dual operating division of          828       1,400          0
                                               former subadviser's parent

Fundamental Value B   Spear, Leeds & Kellog.   Dual operating division of          138         236      3,141
                                               parent of former subadviser

Mid Cap Value B       Goldman, Sachs & Co.     Dual operating division of        3,473       1,430          0
                                               parent of former subadviser

Mid Cap Value B       Spear, Leeds & Kellog    Dual operating division of        1,514       1,355          0
                                               parent of former subadviser

Overseas Equity C     Morgan Stanley Asia      Wholly-owned subsidiary of            0         254        163
                      Limited                  former subadviser's parent

Overseas Equity C     JM Morgan Stanley        Wholly-owned subsidiary of            0          70        162
                      Securities Private       former subadviser's parent
                      Ltd.

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of          746         429      2,120
                      Securities               former subadviser's parent

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of            0       1,049          0
                      International Limited    former subadviser's parent

     For 2003, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.36% for the Equity Index Fund, 0.67% for the Fundamental Value B Fund, 1.19% for the Mid Cap Value B Fund, and 0.32% for the Overseas Equity C Fund. For 2002, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 2.91% for the Mid Cap Value B Fund, 1.09% for the Overseas Equity C Fund, 0.32% for the International Equity Fund, 0.09% for the Large Cap Growth B Fund, and 0.01% for the Fundamental Value B Fund. For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 3.92% for the International Equity Fund, and 1.54% for the Overseas Equity C Fund.

Directed Brokerage

     From time to time the Trust may, on behalf of one or more Funds, request that John Hancock and the subadvisers also consider what are commonly referred to as "directed brokerage arrangements." Under such arrangements, a broker-dealer will rebate a portion of the brokerage commission it receives from (or on behalf of) a Fund and will apply that rebate to pay certain operating expenses that the Fund would otherwise pay directly. The Trust may condition its requests by requiring that subadvisers effect transactions with broker-dealers participating in such arrangements only if the subadviser believes that the broker-dealer will provide the best overall combination of price and execution (i.e., "best execution") for those transactions. While the Trust believes that overall this practice will benefit the Funds, in some cases the subadvisers may be unable to obtain volume discounts, and commissions charged under directed brokerage arrangements may be higher than those available from certain sources not involving such arrangements. In addition, directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients of a subadviser as a single transaction for the purchase or sale of a particular security, and, in an effort to achieve orderly execution of transactions, directed brokerage transactions may be delayed until execution of other orders have been completed. John Hancock will monitor directed brokerage transactions to help ensure that they are in the best interest of the affected Funds and their shareholders.

     The Trust has entered into a directed brokerage arrangement with State Street Global Markets, LLC ("SSGM"), an affiliate of the Custodian, under which a Fund will receive a credit on a trade-by-trade basis for part of the brokerage commission paid with respect to brokerage transactions directed by the Fund's subadviser(s) to a broker/dealer within SSGM's network of broker/dealers. SSGM will then apply the credit against other expenses of the Fund, including the Fund's share of the Custodian's fee. Under this arrangement, subadvisers will be instructed to use a broker-dealer participating in the arrangement only if the subadviser believes that the broker-dealer will provide the "best execution" for the transaction in question.

Transition Services

     From time to time, John Hancock and the Trust may engage State Street Global Markets ("SSGM"), a division of State Street Bank, as a trading advisor in connection with the restructuring of the Fund's custody account maintained by the Custody Division of State Steet Bank. Such restructuring may be required, for example, when a Fund retains a new subadviser or when two Funds merge. As a trading advisor, SSGM provides consulting services concerning the most cost efficient and effective manner in which (1) Trust-identified securities in the custody account can be liquidated, and (2) Trust-identified securities can be acquired for the custody account. These services include, in part, reviewing the portfolio, analyzing transaction volumes and the number of securities positions in the restructuring, and examining potential trading costs including a review of using off-exchange trading networks, and effecting trades of the Trust-identified securities to be disposed or acquired. In the course of providing these services, SSGM may become aware that one or more of the collective funds or client accounts that State Street Bank manages (the "State Street Accounts") either have demand for certain of the securities contained in the Fund's custody account or have available for sale certain securities which are component securities of the investment portfolio that Trust (on behalf of the affected Fund) has directed SSGM to construct. In such event, SSGM may, in its capacity as manager of the State Street Accounts and consistent with its obligations to the State Street Accounts, extend to the affected Fund either an offer to purchase from the custody account a specific list of securities or to sell to the custody account a specific list of securities on behalf of the State Street Accounts. In such an event, the Trust (on behalf of the affected Fund), but not SSGM, has the authority and responsibility to determine whether to accept such an offer on behalf of the Fund's custody account.

I. CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the subadvisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the subadvisers to the various Funds of the Trust ("Subadvisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and subadvisers to the Funds and the interests of the Funds. These Codes do not generally prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions may apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Subadvisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Subadvisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J. FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 30 series, each corresponding to one of the Trust's 30 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders. Each series may issue four classes of shares: NAV shares (this is the initial class of shares issued by each Fund), Series I shares, Series II shares and Series III shares. Currently, the International Equity Index Fund is the only series ("Fund") of the Trust that issues the Series II or Series III class of shares. (Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.) Series III shares are not currently offered.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K. SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

     Voting of Series I and Series II Shares. Manulife New York and Manufacturers USA have the right to vote Series I and Series II shares upon matters that may be voted upon at any Trust shareholders' meeting with respect to the International Equity Index Fund. These companies will vote all Series I and Series II shares of the International Equity Index Fund of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the 1940 Act ("Contract Owner Instructions"). Each entity votes the shares it owns in proportion to Contract Owner Instructions.

L. SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                                 "Seed Money" NAV
                                                 Shares Purchased     Date of
Fund                                             by John Hancock     Purchase
---------------------------------------------    ----------------    ----------
Large Cap Growth B                                     10,000,000       8/31/99
Fundamental Value............................           5,000,000       8/31/99
Fundamental Value B..........................           5,000,000       8/31/99
Fundamental Growth...........................           5,000,000       8/31/99
Mid Cap Value................................           5,000,000       4/30/03
Mid Cap Value B..............................           5,000,000        5/1/98
Small Cap Value..............................           5,000,000       8/31/99
Health Sciences..............................          20,000,000        5/1/01
Financial Industries.........................             200,000       4/29/03
International Opportunities..................          15,000,000        5/1/96
Overseas Equity..............................          20,000,000        5/1/96
Overseas Equity C............................          10,000,000        5/1/98
Bond Index...................................          25,000,000        5/1/98
Total Return Bond............................          25,000,000       4/30/03
High Yield Bond..............................          10,000,000        5/1/98

     John Hancock (or its affiliate) may redeem these NAV shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

     As of December 31, 2003, only the following Funds still have seed money that has not been withdrawn: Mid Cap Value Fund, Overseas Equity Fund, Overseas Equity C Fund (then known as the "Emerging Markets Equity Fund"), Health Sciences Fund and Total Return Bond Fund.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M. COMPUTING THE FUNDS' NET ASSET VALUE

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N. TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, and meet certain distribution requirements they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, or fails to distribute a sufficient amount of income or gains it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O. INFORMATION ABOUT FUND PERFORMANCE

How Money Market Fund Yields Are Calculated

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P. LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

Q. REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc. describes its ratings for corporate bonds as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1 -- This rating is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

     Fitch Inc. describes its ratings for corporate bonds as follows:

     AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     BB -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, C, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D -- Default. Securities are not meeting current obligations and are extremely speculative. ~DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category or to categories below 'CCC'.

                                                                      APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

The following pages of this appendix contain information on proxy voting polices, guidelines and procedures of the Trust and, with respect to its services to the Trust, John Hancock. After that, this appendix contains information on the proxy voting polices, guidelines and procedures of the following subadvisers:

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Subadviser                                                         Appendix Page
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Independence Investment LLC                                            B - 5
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John Hancock Advisers, LLC                                             B - 7
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Declaration Management & Research Company                              B - 11
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SSgA Funds Management, Inc.                                            B - 13
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T. Rowe Price Associates, Inc.                                         B - 18
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Morgan Stanley Investment Management Inc.                              B - 20
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Standish Mellon Asset Management Company LLC                           B - 25
--------------------------------------------------------------------------------
Wellington Management Company, LLP                                     B - 26
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Capital Guardian Trust Company                                         B - 27
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Pacific Investment Management Company LLC                              B - 30
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RREEF America L.L.C.                                                   B - 36
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Fidelity Management & Research Company                                 B - 42
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                      JOHN HANCOCK VARIABLE SERIES TRUST I
                      PROXY VOTING POLICIES AND PROCEDURES

I.    BACKGROUND

      On January 23, 2003, the Securities and Exchange Commission ("SEC") adopted a final rule regarding the Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies (the "IC Proxy Voting Rule"). The IC Proxy Voting Rule requires that a registered management investment company (1) disclose the policies and procedures that it uses to determine how it votes proxies relating to portfolio securities, and (2) file its complete proxy voting record on an annual basis with the SEC on Form N-PX, and make this record available to shareholders.

      On January 23, 2003, the SEC also adopted a final rule regarding Proxy Voting by Investment Advisers (the "IA Proxy Voting Rule" or Rule 206(4)-6). The IA Proxy Voting Rule requires, among other things, that an investment adviser that exercises voting authority over client securities adopt policies and procedures reasonably designed to ensure the adviser votes proxies in the best interest of clients and that the adviser maintains certain records relating to proxy voting.

      These Policies and Procedures (the "JHVST Proxy Voting Procedures") govern the exercise of voting authority with respect to portfolio securities of the John Hancock Variable Series Trust I (the "Trust" or "JHVST"), disclosures required by the IC Proxy Voting Rules, and the related matters set forth below.

II. DELEGATION OF VOTING AUTHORITY WITH RESPECT TO PORTFOLIO SECURITIES TO SUB-INVESTMENT MANAGERS

      The Trust has delegated voting authority with respect to portfolio securities to the sub-investment managers in the Sub-Investment Management Agreements among the Trust, John Hancock and the sub-investment managers. Consistent with this delegation, each sub-investment manager is responsible for the following:

      A. Adopting and implementing written policies and procedures in accordance with Rule 206(4)-6 reasonably designed to ensure that the sub-investment manager votes portfolio securities in the best interest of shareholders of the JHVST Fund (or a sleeve of the Fund) holding those portfolio securities. Those procedures should also address material conflicts that may arise between on one hand, the interest of the Fund (a sleeve of the Fund) shareholders, and on the other hand, the interest of the Fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter;

      B.  Exercising voting authority with respect to portfolio securities;

      C. Providing John Hancock Life Insurance Company ("John Hancock") with a copy and a description of the sub-investment manager's proxy voting procedures and any amendment or revisions to those procedures or the description;

      D. Providing John Hancock with a written record, in accordance with instructions provided by John Hancock, of how the sub-investment manager exercised votes with respect to portfolio securities; and

      E. Providing an annual report regarding proxy voting according to instructions provided by John Hancock.

      John Hancock, the JHVST's investment adviser, will not have voting authority with respect to portfolio securities, but will have the responsibilities set forth below.

III.  DISCLOSURES

      John Hancock will be responsible for making the following disclosures on behalf of the Trust:

      A.  Description of Proxy Voting Policies and Procedures in Registration
          Statements: All registration statements and post-effective amendments that are annual updates to effective registrations statements, filed on or after July 1, 2003, will include a copy of, or a description of, the JHVST Proxy Voting Procedures and the proxy voting procedures of all sub-investment managers.

      B. Availability of the Description of Policies and Procedures: All shareholder annual and semi-annual reports transmitted after the disclosure in Section III.A. is made, will disclose that shareholders may obtain a copy of a description of the Trust's proxy voting policies and procedures by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      C. Availability of Fund's Proxy Voting Record: All initial registration statements and post-effective amendments that are annual updates to effective registration statements, filed on or after August 31, 2004, as well as all shareholder reports filed after August 31, 2004, will disclose that a shareholder may obtain a copy of the Trust's actual proxy voting record on Form N-PX by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      D. Requests for Information: If John Hancock receives a request for information as provided in Section III.B. or III.C., John Hancock will respond to the request within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

V.    PREPARATION AND FILING OF FORM N-PX

      John Hancock will be responsible for filing Form N-PX on behalf of the Trust, as required by Rule 30b1-4 under the Investment Company Act of 1940. The sub-investment mangers are responsible for providing to John Hancock the information required to be filed in the Form N-PX at a time designated by and in a format acceptable to John Hancock.

VI.   ANNUAL REPORT ON PROXY VOTING

      On an annual basis, John Hancock will prepare a summary report regarding the sub-investment managers' proxy voting policies and procedures and proxy voting activity with respect to portfolio securities for presentation to and consideration by the Trustees. The sub-investment managers will provide information reasonably requested by John Hancock for this annual report.

VI.   AMENDMENTS TO SUB-INVESTMENT MANAGER PROXY VOTING POLICIES AND PROCEDURES

      Each sub-investment manager will provide to John Hancock a copy of, and a description of, its proxy voting policies and procedures. If a sub-investment manager amends or otherwise revises its proxy voting policies and procedures, the sub-investment manager will provide a copy to John Hancock of its amended or revised proxy voting policies and procedures (and any revisions to its description of those policies and procedures) by no later than ten (10) business days after the effective date of the amendment or revision.

VII.  RECORDKEEPING

      A. Each sub-investment manager shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of the sub-investment manager. These records include:
          1. The sub-investment manager's proxy voting policies and procedures (and any amendments or revisions);
          2. Proxy statements that the sub-investment manager receives regarding portfolio securities;
          3.   Records of each vote cast by the sub-investment manager; and
          4. Any document prepared by the sub-investment manager that was material to making a decision on how to vote with respect to portfolio securities, or that memorialized a decision to vote.

      B. John Hancock shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of John Hancock. These records include:
          1. The JHVST Proxy Voting Procedures (and any amendments or revisions); and
          2. A copy of each written request for information on proxy voting by a shareholder, and a copy of any written response.

VIII. MISCELLANEOUS

      A. Any sub-investment manager of a JHVST Fund that invests exclusively in non-voting securities is not required to comply with these JHVST Proxy Voting Procedures with respect to that Fund, except that the sub-investment manager will be required to provide a certification to John Hancock that the Fund invests exclusively in non-voting securities.

      B. The Trust participates in a securities lending program. Nothing in these Procedures should be interpreted as requiring that a sub-investment manager exercise voting authority with respect to a portfolio security that is out on loan at the time.

      C. Each sub-investment manager is obligated to provide to John Hancock promptly and without charge, any record or information regarding proxy voting reasonably requested by John Hancock.

      D. The fact that one JHVST fund or one sleeve of a JHVST fund votes a proxy one way and another JHVST fund or another sleeve of the JHVST fund votes the same proxy another way or does not vote the proxy will not, by itself, constitute a material conflict of interest.

                                                       (Effective: July 1, 2003)

                           INDEPENDENCE INVESTMENT LLC
                                ("Independence")
                      PROXY VOTING POLICIES AND PROCEDURES

At Independence, we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

General Principles
------------------

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

Process
-------

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for our equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

II.  Conflicts of Interest
     ---------------------

We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients./2/ We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships/3/ or material personal/family relationships/4/ with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Head of US Equities, the Head of Fundamental Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by ISS against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we manage, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide on how to vote the JHFS proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by ISS. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                    Adopted 8/03

----------
/2/ It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.
/3/ For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.
/4/ For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

                           JOHN HANCOCK ADVISERS, LLC
                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

     Board of Directors
     ------------------

     We believe good corporate governance evolves from an independent board.

     We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

     We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

     In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

     Selection of Auditors
     ---------------------

     We believe an independent audit committee can best determine an auditor's qualifications.

     We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

     Capitalization
     --------------

     We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

     In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

     Acquisitions, mergers and corporate restructuring
     -------------------------------------------------

     Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

     Corporate Structure and Shareholder Rights
     ------------------------------------------

     In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

     To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

     Equity-based compensation
     -------------------------

     Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

     We will vote against the adoption or amendment of a stock option plan if the:
     .  The compensation committee is not fully independent
     . plan dilution is more than 10% of outstanding common stock, . company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     . if the option is not premium priced or indexed, or does not vest based on future performance

     With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     . the plan allows stock to be purchased at less than 85% of fair market value;
     .  this plan dilutes outstanding common equity greater than 10%
     . all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     .  if the potential dilution from all company plans is more than 85%

     With respect to director stock incentive/option plans, we will vote against management if:
     . the minimum vesting period for options or time lapsing restricted stock is les than one year
     .  if the potential dilution for all company plans is more than 85%

     Other Business
     --------------

     For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     .  change the company name;
     .  approve other business;
     .  adjourn meetings;
     .  make technical amendments to the by-laws or charters;
     .  approve financial statements;
     .  approve an employment agreement or contract.

     Shareholder Proposals
     ---------------------

     Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     .  calling for shareholder ratification of auditors;
     .  calling for auditors to attend annual meetings;
     .  seeking to increase board independence;
     .  requiring minimum stock ownership by directors;
     . seeking to create a nominating committee or to increase the independence of the nominating committee;
     .  seeking to increase the independence of the audit committee.

     Corporate and social policy issues
     ----------------------------------

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

     Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCEDURES

     The role of the proxy voting service
     ------------------------------------

     JHA and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

     The role of the proxy oversight group and coordinator
     -----------------------------------------------------

     The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

     The role of mutual fund trustees
     --------------------------------

     The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

     Conflicts of interest
     ---------------------

     Conflicts of interest are resolved in the best interest of clients.

     With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                                 ("Declaration")
                       PROXY VOTING POLICY AND PROCEDURES

Declaration is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I.   GENERAL PRINCIPLES

     In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

     1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

     2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

     3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

     4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

     5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

     Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

     We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II.  PROCESS

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III. CONFLICTS OF INTEREST

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security.

     We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships or material personal/family relationships/5/ with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

     Declaration is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we managed, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide how to vote the JHFS proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision. If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                   Adopted 07/03

----------

/5/For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

                           SSgA FUNDS MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)  provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)  matches proxies received with holdings as of record date;

     5)  reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)  documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

     The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or
     (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

     In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

     FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

     For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

     I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
          . Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
          .  Approval of auditors
          .  Directors' and auditors' compensation
          .  Directors' liability and indemnification
          .  Discharge of board members and auditors
          .  Financial statements and allocation of income
          . Dividend payouts that are greater than or equal to country and industry standards
          .  Authorization of share repurchase programs
          .  General updating of or corrective amendments to charter
          .  Change in Corporation Name
          .  Elimination of cumulative voting

     II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:
          . Capitalization changes which eliminate other classes of stock and voting rights
          . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
          . Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
          .  Elimination of "poison pill" rights
          . Stock purchase plans with an exercise price of not less that 85% of fair market value
          .  Stock option plans which are incentive based and not excessive
          .  Other stock-based plans which are appropriately structured
          .  Reductions in super-majority vote requirements
          .  Adoption of anti-"greenmail" provisions

     III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:
          . Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
          . Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
          . Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
          .  Elimination of Shareholders' Right to Call Special Meetings
          .  Establishment of classified boards of directors
          . Reincorporation in a state which has more stringent anti-takeover and related provisions
          . Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
          .  Excessive compensation
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
          .  Adjournment of Meeting to Solicit Additional Votes

          . "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
          . Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
          . Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
          . For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
          . Against offers when there are prospects for an enhanced bid or other bidders
          . For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

     Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Requirements that auditors attend the annual meeting of shareholders
          .  Establishment of an annual election of the board of directors
          . Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
          . Mandates that amendments to bylaws or charters have shareholder approval
          . Mandates that shareholder-rights plans be put to a vote or repealed . Establishment of confidential voting
          . Expansions to reporting of financial or compensation-related information, within reason
          .  Repeals of various anti-takeover related provisions
          .  Reduction or elimination of super-majority vote requirements
          .  Repeals or prohibitions of "greenmail" provisions
          .  "Opting-out" of business combination provisions
          . Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
          . Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
          . Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
          . Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
          .  Limits to tenure of directors
          . Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
          .  Restoration of cumulative voting in the election of directors
          . Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
          . Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
          . Proposals which require inappropriate endorsements or corporate actions
          . Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.
          . Proposal asking companies to adopt full tenure holding periods for their executives.
          . Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

     We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

     Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

     In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

     As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

     Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

     As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

     As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

     In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

     Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                         T. ROWE PRICE ASSOCIATES, INC.
                                ("T. Rowe Price")
                        PROXY VOTING PROCESS AND POLICIES

T. Rowe Price Associates, Inc. (and T. Rowe Price International, Inc.) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
--------------------
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
------------------------
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
----------------------------------------------
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
-----------------------------
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

     Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

     Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

     Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
----------------------------------------------
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                    ("MSIM")
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - MSIM's policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          .  Selection or ratification of auditors.
          .  Approval of financial statements, director and auditor reports.
          .  Election of Directors.
          . Limiting Directors' liability and broadening indemnification of Directors.
          . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
          .  General updating/corrective amendments to the charter.
          .  Elimination of cumulative voting.
          .  Elimination of preemptive rights.
          . Provisions for confidential voting and independent tabulation of voting results.
          . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes
          ----------------------

          . Capitalization changes that eliminate other classes of stock and voting rights.
          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
          .  Proposals for share repurchase plans.
          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
          .  Proposals to effect stock splits.
          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation
          ------------

          . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
          . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
          . Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters
          ---------------------

          . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
          .  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
          . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
          .  Creation of "blank check" preferred stock.
          .  Changes in capitalization by 100% or more.
          . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
          . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
          .  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee:

          Corporate Transactions
          ----------------------

          . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
          . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
          . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
             (i)   Whether the stock option plan is incentive based;
             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions
          ------------------------

          .  Proposals requiring shareholder ratification of poison pills.
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
          .  Requiring auditors to attend the annual meeting of shareholders.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
          .  Confidential voting.
          .  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.
          .  Proposals that limit tenure of directors.
          .  Proposals to limit golden parachutes.
          . Proposals requiring directors to own large amounts of stock to be eligible for election.
          .  Restoring cumulative voting in the election of directors.
          . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
          . Proposals that limit retirement benefits or executive compensation. . Requiring shareholder approval for bylaw or charter amendments.
          . Requiring shareholder approval for shareholder rights plan or poison pill.
          .  Requiring shareholder approval of golden parachutes.
          .  Elimination of certain anti-takeover related provisions.
          .  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
          . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
          . Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The

               Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
                                    ("SMAC")
                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

SMAC, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, SMAC seeks to act solely in the best financial and economic interest of the applicable client. SMAC will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. SMAC generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. SMAC will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, SMAC will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, SMAC weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

SMAC recognizes its duty to vote proxies in the best interests of its clients. SMAC seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, SMAC and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

SMAC will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, SMAC will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                                                               Approved 6/6/2003

                        WELLINGTON MANAGEMENT COMPANY LLP
                            ("Wellington Management")
                SUMMBARY OF PROXY VOTING POLICIES AND PROCEDURES

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Funds due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                         CAPITAL GUARDIAN TRUST COMPANY
                                    ("CGTC")
                       PROXY VOTING POLICY AND PROCEDURES

POLICY

     CGTC provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

     Fiduciary Responsibility and Long-term Shareholder Value
     --------------------------------------------------------

     CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

     CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

     Special Review
     --------------

     From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

     Proxy Review Process
     --------------------

     Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

     The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

     All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

     For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

     CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

     Proxy Voting Guidelines
     -----------------------

     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

     CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     . Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
     . Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
     . Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
     . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

     Special Review Procedures
     -------------------------

     If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

     Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

     Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

     CGTC's Proxy Voting Record
     --------------------------
     Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

     Annual Assessment
     -----------------
     CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

     Effective Date
     --------------
     This policy is effective as of August 1, 2003.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                                    ("PIMCO")
                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy
----------------------------
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest
---------------------
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;/10/
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

----------
/6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
/7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/8/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.
/10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records
-------------------------------------------------------------------
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping
--------------------
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight
--------------------
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).
     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues
---------------------------------
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     Board of Directors
     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses
     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.
     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses
     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure
     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock:
          (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights;
          (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights;
          (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and
          (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation
     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation
          State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings
     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

     For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
     (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.
     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.
     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.
     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.
     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities
     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions
     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.
     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.
     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                              RREEF AMERICA L.L.C.
                                    ("RREEF")
                       PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICY

RREEF, as a federally registered investment adviser, often has voting power with respect to securities in client accounts. When RREEF has proxy voting power with respect to securities in a client's account, it owes certain fiduciary duties with respect to the voting of proxies. These fiduciary duties include (a) the duty of care which requires RREEF to monitor corporate events and to vote the proxies and (b) the duty of loyalty which requires RREEF to vote proxies in a manner consistent with the best interests of the client and to put the client's interests before RREEF's own interests. In keeping with its fiduciary duties, RREEF has adopted and implemented this Proxy Voting Policy which sets forth RREEF's policies and procedures designed to ensure that RREEF votes each client's securities in the best interest of the client.

Notwithstanding anything in this Proxy Voting Policy, RREEF places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, RREEF may make exceptions to this Proxy Voting Policy.

I.   PROXY VOTING DECISIONS

RREEF portfolio management teams will monitor corporate actions, make proxy voting decisions, describe the basis on which a proxy voting decision is made if the decision is inconsistent with the Proxy Voting Guidelines (see Section V below), and be responsible for ensuring that proxies are submitted in a timely manner. Specifically, each analyst is responsible for making a voting recommendation on each proposal in such analyst's sector. Each analyst will communicate his or her voting recommendations in hardcopy or via e-mail to the portfolio manager. The portfolio manager will review the recommendations and inform the analyst, the sector portfolio manager and the group's executive assistant whether the recommendation has been approved. The executive assistant will then coordinate the vote for each proxy.

As a general rule, RREEF will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with RREEF's Proxy Proposal Guidelines (see Section V below), unless a client specifically instructs RREEF in writing to vote such client's securities otherwise. When making proxy voting decisions, RREEF may seek advice or assistance from third party consultants, such as proxy voting services (e.g., Institutional Shareholder Services) or legal counsel.

II.  CONFLICTS OF INTEREST

RREEF has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. In addition, RREEF's affiliates, including Deutsche Bank AG, Deutsche Bank Americas and Deutsche Asset Management ("DeAM"), have adopted certain policies and procedures (including, among others, Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy) to preserve the independence of investment managers and to address various conflicts of interest. Nonetheless, from time to time, a proxy proposal may still involve a conflict between the interests of RREEF's client and the interests of RREEF or an affiliated person of RREEF. For example, a conflict may arise if RREEF client accounts held securities issued by a company when that company (or its affiliate or pension plan) was also RREEF's client. As another example, a conflict may arise if RREEF client accounts held securities issued by a company with which a RREEF affiliate has significant investment banking business.

RREEF securities personnel who are aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how RREEF votes client proxies has a duty to inform the Compliance Officer, or a designee, of such situation, including any relevant details. In the case of a person participating in the deliberation on a specific vote, such information should be conveyed before engaging in any activities or participating in any discussion relating to such vote. No retaliatory action will be taken against any person for reporting, in good faith, an actual or apparent conflict.

RREEF personnel responsible for voting client proxies should consult with the Compliance Officer, who may consult with legal counsel if necessary, to determine whether a material conflict appears to exist with respect to a given proxy proposal. The Compliance Officer may also consult the Proxy Voting Working Group of Deutsche Asset Management when a material conflict situation arises. When a material conflict appears to exist and cannot be adequately addressed or resolved by RREEF's other policies and procedures (including RREEF's Proxy Voting Guidelines attached as an Appendix to this Proxy Voting Policy), or its structural independence from its affiliates, the following procedures will be followed:

     .    Before voting proxies for clients affected by the conflict, RREEF will
          (a) disclose the nature of the conflict to such clients; (b) inform such clients how RREEF plans to vote the proxies; and (c) give each such client the opportunity, by a certain date, to waive the conflict or to instruct RREEF how to vote the proxies affected by the conflict.
     . If a client instructs RREEF how to vote proxies affected by the conflict, RREEF will vote such proxies in accordance with such client's instructions. If a client waives the conflict or does not respond in a timely manner, RREEF will vote such proxies as previously disclosed to the client in accordance with this Proxy Voting Policy.
     . RREEF will take such other action as may be deemed necessary or appropriate, including, without limitation, recusing certain persons from the proxy vote at issue.

Nothing in these procedures is intended to revoke RREEF's voting power with respect to proxies relating to proposals that do not pose a material conflict.

III. DISCLOSURES TO CLIENTS

Upon a client's request, RREEF will furnish, without charge, to the requesting client (a) a copy of this Proxy Voting Policy or (b) information about how RREEF voted with respect to such client's securities. Except as otherwise directed by a client or required by law, RREEF will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client's securities.

RREEF will disclose to its clients, in its written disclosure statement on Part II of Form ADV or elsewhere (as deemed necessary or appropriate):
     . How clients may obtain information from RREEF about how RREEF voted with respect to their securities; and
     . A descriptive summary of RREEF's proxy voting policies and procedures as well as how a client may request a copy of this Proxy Voting Policy.

IV.  BOOKS AND RECORDS RELATING TO PROXIES

In connection with voting proxies and this Proxy Voting Policy, RREEF shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

     .    RREEF's policies and procedures relating to voting proxies;
     . A copy of each proxy statement that RREEF receives regarding clients' securities, provided that RREEF may rely on (a) a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
     . A record of each vote cast by RREEF on behalf of clients, provided that RREEF may rely on a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, records of votes cast;
     . Copies of any documents created by RREEF that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
     . A record of each written client request for proxy voting information and a copy of any written response by RREEF to any written or oral client request for information on how RREEF voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate RREEF office.

V.   PROXY VOTING GUIDELINES

The Proxy Voting Guidelines beginning on the next page sets forth how RREEF generally votes proxies with respect to certain proxy proposals that arise frequently. The Proxy Voting Guidelines are not intended to address every proxy proposal that may arise, and RREEF will evaluate on a case-by-case basis any proxy proposals not addressed in the Proxy Voting Guidelines. RREEF reserves the right to depart from the Proxy Voting Guidelines when RREEF believes that it is in the client's best interest to do so. Furthermore, instead of voting a proxy, RREEF may, as it deems in the client's interest, (a) intentionally refrain from voting a proxy or (b) sell the security. In addition, RREEF's proxy voting guidelines may be superceded by proxy voting policies or guidelines submitted by the client.

PROXY VOTING GUIDELINES

A.   Board of Directors

     1. Voting on Director Nominees in Uncontested Elections. RREEF America L.L.C. ("RREEF") votes on a case-by-case basis ballots for director nominees, considering such factors as RREEF may deem relevant, including, among others:
          .    nominee's background qualifications, such as education and experience;
          .    nominee's independence;
          .    nominee's financial expertise;
          .    composition of board and committees;
          .    nominee's attendance at board and committee meetings during the past two years;
          .    nominee's investment in the company;
          .    whether a retired CEO sits on the board;
          .    whether the chairman is also serving as CEO; and
          .    long-term corporate performance record relative to a market index.

          In cases of significant votes and when information is readily available, RREEF may also consider additional factors, such as:
          .    corporate governance provisions and takeover activity;
          .    whether the board is staggered;
          .    board decisions regarding executive pay;
          .    director compensation;
          .    number of other board seats held by nominee; and
          .    interlocking directorships.

     2. Chairman and CEO as Different Persons. Generally, RREEF votes for proposals that would require the positions of chairman and CEO to be held by different persons.

     3. Majority or Supermajority of Independent Directors. RREEF votes for proposals to require that the board be comprised of a majority or supermajority of independent directors.

     4. Stock Ownership Requirements. RREEF evaluates on a case-by-case basis shareholder proposals to require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     5. Term of Office. RREEF evaluates on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

     6. Director and Officer Indemnification and Liability Protection. RREEF evaluates on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

     7. Charitable Contributions. RREEF votes on a case-by-case basis shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

B.   Proxy Contests

     1. Voting for Director Nominees in Contested Elections. RREEF evaluates on a case-by-case basis votes in a contested election of directors, considering such factors as RREEF may deem relevant, including, among others:
          .    long-term financial performance of the target company relative to its industry;
          .    management's track record;
          .    background to the proxy contest;
          .    qualifications of director nominees (both slates);
          .    evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
               and
          .    stock ownership positions.

     2. Reimburse Proxy Solicitation Expenses. RREEF evaluates on a case-by-case basis decisions to provide full reimbursement for dissidents waging a proxy contest. In cases where RREEF recommends voting in favor of dissidents, RREEF generally votes for reimbursing proxy solicitation expenses.

C.   Outside Auditors

     When considering proposals involving outside auditors, RREEF considers such factors as RREEF may deem relevant, including, among other, (a) whether an auditor lacks independence due to a financial interest in or association with the company or otherwise, including the amount and type of non-audit fees received by the auditor; (b) whether the outside auditor has ever rendered an opinion that does not fairly present the company's financial position; and (c) whether the company's internal controls appear to be ineffective due to guidance provided by the outside auditor.

     1. Ratifying Auditors. RREEF evaluates on a case-by-case basis proposals to ratify outside auditors.

     2. Changing Auditors. RREEF evaluates on a case-by-case basis proposals to change outside auditors.

D.   Proxy Contest Defenses

     1.   Board Structure: Staggered vs. Annual Elections.
     .    RREEF votes against proposals to classify the board.
     . RREEF votes for proposals to repeal classified boards and to elect all directors annually.

     2.   Shareholder Ability to Remove Directors.
     . RREEF votes against proposals that provide that directors may be removed only for cause.
     . RREEF votes for proposals to restore shareholder ability to remove directors with or without cause.
     . RREEF votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     . RREEF votes for proposals that permit shareholders to elect directors to fill board vacancies.

     3.   Shareholder Ability to Call Special Meetings.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to call special meetings.
     . RREEF votes for proposals that remove restrictions on the right of shareholders to act independently of management.

     4.   Shareholder Ability to Act by Written Consent.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to take action by written consent.
     . RREEF votes for proposals to allow or make easier shareholder action by written consent.

     5.   Shareholder Ability to Alter the Size of the Board.
     .    RREEF votes for proposals that seek to fix the size of the board.
     . RREEF votes against proposals that give management the ability to alter the size of the board without shareholder approval.

E.   Tender Offer Defenses

     1.   Poison Pills.
     . RREEF votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
     . RREEF reviews on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     . RREEF reviews on a case-by-case basis management proposals to ratify a poison pill.

     2.   Supermajority Shareholder Vote Requirement to Amend the Charter or
          Bylaws.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     3.   Supermajority Shareholder Vote Requirement to Approve Mergers.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

F.   Capital Structure

     1.   Common Stock Authorization.
     . RREEF reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

     2.   Multiple Class Structures.
     . RREEF reviews on a case-by-case basis proposals to create multiple class capital structures to increase the number of shares issued, taking into account, among other things, whether the total number of shares is proportionately reduced.

     3.   Reverse Stock Splits.
     . RREEF reviews on a case-by-case basis proposals to implement a reverse stock split.

     4.   Blank Check Preferred Authorization.
     . RREEF votes on a case-by-case basis proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
     . RREEF reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
     . RREEF reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     5.   Shareholder Proposals Regarding Blank Check Preferred Stock.
     . RREEF votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     6.   Adjust Par Value of Common Stock.
     . RREEF votes for management proposals to reduce the par value of common stock.

     7.   Preemptive Rights.
     . RREEF reviews on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, RREEF looks at the size of a company and the characteristics of its shareholder base.

     8.   Debt Restructurings.
     . RREEF reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

     9.   Share Repurchase Programs.
     . RREEF votes on a case-by-case basis proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, taking into account, among other things, whether the share repurchase program appears to be for anti-takeover purposes.

H.   Equity Compensation

     In general, RREEF votes on a case-by-case basis on equity compensation plans (e.g., stock option plans, golden parachutes and employee stock ownership plans, 401(k) employee benefit plans, etc.) with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

     Notwithstanding the preceding sentence, as a general rule, RREEF believes that all outstanding options plus new options issued cannot be greater than 10% of the fully diluted number of shares, and RREEF will generally vote against proposals to establish equity compensation plans that exceed such 10% threshold.

     In addition, as a general policy, RREEF will vote against option plans that contain so-called "evergreen" formulae.

     In general, RREEF considers on a case-by-case basis proposals to make material amendments (e.g., increase in the number of options, repricing, expansion of plan participants, etc.) to equity compensation plans.

I.   State of Incorporation

     1.   Voting on State Takeover Statutes.
     . RREEF reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     2.   Voting on Reincorporation Proposals.
     . RREEF reviews proposals to change a company's state or country of incorporation on a case-by-case basis.

J.   Mergers and Corporate Restructurings

     1.   Mergers and Acquisitions.
     RREEF votes on mergers and acquisitions on a case-by-case basis, considering such factors as RREEF may deem relevant.

     2.   Corporate Restructuring.
     . RREEF votes on corporate restructuring proposals (including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales) on a case-by-case basis.

     3.   Spin-offs.
     . RREEF votes on spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     4.   Asset Sales.
     . RREEF votes on asset sales on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     5.   Liquidations.
     . RREEF votes on liquidations on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     6.   Appraisal Rights.
     . RREEF votes for proposals to restore, or provide shareholders with, rights of appraisal.

     7.   Changing Corporate Name.
     .    RREEF votes for changing the corporate name.

K.   Social And Environmental Issues

     In general, RREEF abstains from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

     Effective Date for Proxy Voting Policy and Guidelines: As of August 6, 2003

                      FIDELITY MANAGEMENT& RESEARCH COMPANY
                                     ("FMR")
            PROXY VOTING GUIDELINES FOR FUNDS SUB-ADVISED BY FMR CO.

The following Proxy Voting Guidelines were established in consultation with Fidelity Management & Research Company, the subadviser to the Earnings Growth Fund. These guidelines are reviewed periodically by FMR and by non-interested trustees of Fidelity's Boards of Trustees and, accordingly, are subject to change. The guidelines are current as of March, 2004.

I.     General Principles

       A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

       B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

       A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.   Authorization of "Blank Check" Preferred Stock.

       D.   Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.   Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.   Supermajority Provisions.

       F.   Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.   Transfer of authority from shareholders to directors.

       I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                 (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                 a. They are granted by a compensation committee composed
                    entirely of independent directors.

                 b. They are limited to 5% (large capitalization company) and
                    10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                 a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                 b. The repricing is rarely used and then only to maintain
                    option value due to extreme circumstances beyond management's control; and

                 c. The repricing is limited to no more than 5% (large
                    capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

       A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

       D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.   Executive Compensation

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
       (i) whether the company has an independent compensation committee; and
       (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

JOHN HANCOCK VARIABLE SERIES TRUST I -FUNDAMENTAL VALUE B FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - FUNDAMENTAL VALUE FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - December 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                             Fundamental
                                                            Fundamental       Fundamental                     Value Fund
                                                              Value B             Value         Pro Forma     Pro Forma
                                                          Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                          ---------------   ----------------   -----------   -----------
ASSETS
Long term investments at cost (including $2,464 of            $46,628           $114,490                      $161,118
   securities loaned in the Fundamental Value Fund)
Net unrealized appreciation of investments                      6,036             21,232                        27,268
Short-term investments at value                                   300              5,079                         5,379
                                                              -------           --------                      --------
   Total investments                                           52,964            140,801                       193,765
Cash                                                               12                 --                            12
Receivable for:
   Investments sold                                                --                362                           362
   Fund shares sold                                                --                 52                            52
   Dividends                                                       66                218                           284
   Futures contracts variation margin                               1                  5                             6
   Other assets                                                    --                  5                             5
                                                              -------           --------                      --------
   Total assets                                                53,043            141,443                       194,486
                                                              -------           --------                      --------
LIABILITIES
Payables for:
   Investments purchased                                           --                188                           188
   Fund shares purchased                                            6                 --                             6
   Collateral for securities on loan                               --              2,398                         2,398
   Merger expenses                                                                               $  70  B           70
   Other liabilities                                                3                  2                             5
                                                              -------           --------         -----        --------
Total liabilities                                                   9              2,588            70           2,667
                                                              -------           --------         -----        --------
Net assets                                                    $53,034           $138,855         $  70        $191,819
                                                              =======           ========         =====        ========
Shares of beneficial interest outstanding                       5,435             12,600          (628) A       17,407
                                                              -------           --------                      --------
Net asset value per share                                       $9.76             $11.02                      $  11.02
                                                              =======           ========                      ========
Composition of net assets:
   Capital paid-in                                            $53,788           $143,991         $ (70) B     $197,709
   Accumulated net realized gain (loss) on investments,
      futures and foreign currency transactions                (6,791)           (26,425)                      (33,216)
   Net unrealized appreciation of:
      Investments:                                              6,036             21,232                        27,268
      Futures                                                       1                 57                            58
                                                              -------           --------         -----        --------
Net assets                                                    $53,034           $138,855         $ (70)       $191,819
                                                              =======           ========         =====        ========

A Shares of the Acquired Fund are exchanged for the Acquiring Fund Upon Consumation of the reorganization. Includes 5 thousand shares as adjustment for merger expenses.

B    Estimated amount of merger recurring expenses of the reorganization.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -FUNDAMENTAL VALUE B FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - FUNDAMENTAL VALUE FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                          Fundamental
                                                         Fundamental       Fundamental                     Value Fund
                                                           Value B           Value           Pro Forma     Pro Forma
                                                       Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                       ---------------   ----------------   -----------   -----------
INVESTMENT INCOME:
   Interest                                                $    18           $    51                       $    69
   Dividends                                                   968             2,767                         3,735
   Securities lending                                           --                 6                             6
                                                           -------           -------                       -------
   Total income                                                986             2,824                       $ 3,810
                                                           -------           -------                       -------
EXPENSES:
   Investment advisory fee                                     332               965           (45)A         1,252
   Auditors fees                                                 6                17                            23
   Custodian fees                                               71                81           (15)B           137
   Legal fees                                                    3                 9                            12
   Printing & mailing fees                                       4                10                            14
   Trustees' fees                                                1                 4                             5
   Other fees                                                    1                 5                             6
                                                           -------           -------          ----         -------
Total expenses                                                 418             1,091           (60)          1,449 C
   Less expenses reimbursed                                    (42)               (8)                          (50)
   Less custodian expense reduction offset by
      commission recapture arrangement                          --               (10)                          (10)
                                                           -------           -------          ----         -------
Net expenses                                                   376             1,073           (60)          1,389
                                                           -------           -------          ----         -------
Net investment income                                          610             1,751            60           2,421
                                                           -------           -------          ----         -------
REALIZED AND UNREALIZED GAIN

Net realized gain (loss) on:
   Investments                                                 460            (3,838)                       (3,378)
   Financial futures contracts                                  63               135                           198
   Foreign currency transactions                                --                 1                             1
Change in unrealized appreciation (depreciation) on:
   Investments                                              10,555            32,759                        43,314
   Futures                                                       1               161                           162
                                                           -------           -------          ----         --------
Net realized and unrealized gain                            11,079            29,218            --          40,297
                                                           -------           -------          ----         --------
Net increase (decrease) in net assets
   resulting from operations                               $11,689           $30,969          $ 60         $42,718
                                                           =======           =======          ====         =======

A Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.

B Decreases reflect the elimination of duplicate expense achieved by merging the funds.

C One time transaction fees relating directly to the fund merger were not considered in the proforma statement of operations. Estimated one time transaction fees are $70,000.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - FUNDAMENTAL VALUE B (formerly Large Cap Value CORE)
JOHN HANCOCK VARIABLE SERIES TRUST I - FUNDAMENTAL VALUE
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - December 31, 2003 (Unaudited)
(showing percentage of combined pro forma total value of investments)
--------------------------------------------------------------------------------


Fundamental   Fundamental                                                                     Fundamental   Fundamental
  Value B        Value       Proforma                                                           Value B        Value      Proforma
    Fund          Fund       Combined   Name of Issuer                                            Fund          Fund      Combined
-----------   -----------   ---------   --------------------------------------------          -----------   -----------   --------

          Shares/Par Value                                                                            Market Value (000's)
-------------------------------------                                                         ------------------------------------
                                        COMMON STOCK

                                        Aerospace & Defense  -  0.9%
      2,900                     2,900   Boeing Co. *                                            $   122                   $    122
                   17,100      17,100   General Dynamics Corp. *                                              $  1,546       1,546
      1,100                     1,100   Northrop Grumman Corp.                                      105                        105
                              -------                                                                                      -------
                               21,100                                                                                        1,773
                                        Air Freight and Couriers - 0.3%
                    9,700       9,700   Fedex Corp.                                                                655         655
                              -------                                                                                      -------
                                9,700                                                                                          655
                                        Airlines - 0.3%
                   32,800      32,800   Continental Airlines, Inc. - Cl. B *                                       534         534
      2,600                     2,600   Southwest Airlines Co.                                       42                         42
                              -------                                                                                      -------
                               35,400                                                                                          576
                                        Auto Components  - 1.5%
                   17,900      17,900   Dana Corp.                                                                 329         329
     17,600                    17,600   Delphi Automotive Systems Corp. *                           180                        180
                    5,100       5,100   Johnson Controls, Inc.                                                     592         592
                   28,500      28,500   Lear Corp. *                                                             1,748       1,748
                              -------                                                                                      -------
                               69,100                                                                                        2,849
                                        Automobiles  - 0.8%
     46,200                    46,200   Ford Motor Co.                                              739                        739
     14,400                    14,400   General Motors Corp. *                                      769                        769
                              -------                                                                                      -------
                               60,600                                                                                        1,508
                                        Banks - 14.4%
      3,100                     3,100   Bank Hawaii Corp.                                           131                        131
     20,210        58,500      78,710   Bank of America Corp. *                                   1,625          4,705       6,330
      6,000       105,600     111,600   Bank One Corp. *                                            274          4,814       5,088
      6,100                     6,100   Charter One Financial, Inc.                                 211                        211
      4,300        19,800      24,100   Comerica, Inc.                                              241          1,110       1,351
                   18,959      18,959   Commerce Bancshares, Inc.                                                  929         929
                   27,700      27,700   FirstMerit Corp.                                                           747         747
      5,900                     5,900   FleetBoston Financial Corp.                                 258                        258
                   29,000      29,000   Golden West Financial Corp. *                                            2,993       2,993
                   20,600      20,600   Hibernia Corp. - Cl. A                                                     484         484
     34,000                    34,000   JP Morgan Chase & Co.                                     1,249                      1,249
     16,100                    16,100   National City Corp. *                                       546                        546
      1,100                     1,100   Popular, Inc.                                                49                         49
     12,200                    12,200   Regions Financial Corp.                                     454                        454
      6,600                     6,600   Silicon Valley Bancshares *                                 238                        238
     14,800                    14,800   SouthTrust Corp. *                                          484                        484
      4,800                     4,800   Suntrust Banks, Inc. *                                      343                        343
                   20,200      20,200   UBS AG                                                                   1,374       1,374
      2,600        46,600      49,200   UnionBanCal Corp.                                           150          2,681       2,831
     13,900                    13,900   US Bancorp *                                                414                        414
     22,700                    22,700   Wachovia Corp. *                                          1,058                      1,058
                                                                                                                           -------
                              521,369                                                                                       27,562
                                        Beverages - 0.5%
                   28,700      28,700   Constellation Brands, Inc. - Cl. A *                                       945         945
                              -------                                                                                      -------
                               28,700                                                                                          945
                                        Biotechnology - 0.4%
      6,600                     6,600   Amgen, Inc. *                                               408                        408
      1,600                     1,600   Genetech, Inc. *                                            150                        150
      3,700                     3,700   Gilead Sciences, Inc. *                                     215                        215
                              -------                                                                                      -------
                               11,900                                                                                          773
                                        Building Products - 0.6%
                   40,300      40,300   Masco Corp.                                                              1,105       1,105
      2,700                     2,700   York International Corp.                                     99                         99
                              -------                                                                                      -------
                               43,000                                                                                        1,204
                                        Chemicals - 2.7%
     12,600        29,600      42,200   Dow Chemical Co. *                                          524          1,230       1,754
                   33,600      33,600   E.I. du Pont de Nemours & Co. *                                          1,542       1,542
     20,500                    20,500   Monsanto Co.                                                590                        590
                   30,500      30,500   Rohm & Haas Co.                                                          1,303       1,303
                              -------                                                                                      -------
                              126,800                                                                                        5,189
                                        Commercial Services & Supplies - 1.3%
                      800         800   Alliance Data Systems Corp. *                                               22          22
                   64,100      64,100   Cendant Corp. *                                                          1,428       1,428
      5,500                     5,500   IMS Health, Inc. *                                          137                        137
      4,600                     4,600   ITT Educational Services, Inc. *                            216                        216
      4,800                     4,800   Republic Services, Inc. - Cl. A *                           123                        123
     18,500                    18,500   Waste Management, Inc. *                                    547                        547
                              -------                                                                                      -------
                               98,300                                                                                        2,473
                                        Communications Equipment - 1.1%
      9,000                     9,000   Advanced Fibre Communications, Inc. *                       181                        181
     33,900                    33,900   Avaya, Inc. *                                               439                        439
                   26,400      26,400   Brocade Communications Systems, Inc. *                                     153         153
                   52,900      52,900   Corning, Inc. *                                                            552         552
                   58,100      58,100   Motorola, Inc.                                                             817         817
      1,800                     1,800   Scientific-Atlanta, Inc. *                                   49                         49
                              -------                                                                                       ------
                              182,100                                                                                        2,191
                                        Computers & Peripherals  - 3.2%
      7,242       112,957     120,199   Hewlett-Packard Co. *                                       166          2,595       2,761
     14,800                    14,800   Intel Corp.                                                 477                        477
      2,500        17,000      19,500   International Business Machines Corp.                       232          1,575       1,807
                   84,800      84,800   Maxtor Corp. *                                                             941         941
      1,200                     1,200   SanDisk Corp. *                                              73                         73
                              -------                                                                                       ------
                              240,499                                                                                        6,059
                                        Containers & Packaging - 0.1%
      7,400                     7,400   Owens-Illinois, Inc. *                                       88                         88
      2,300                     2,300   Sealed Air Corp. *                                          125                        125
                              -------                                                                                       ------
                                9,700                                                                                          213
                                        Credit Card - 0.1%
      7,900                     7,900   MBNA Corp. *                                                196                        196
                              -------                                                                                       ------
                                7,900                                                                                          196
                                        Diversified Financials  - 11.0%
      3,600                     3,600   AmeriCredit Corp. *                                          57                         57
                    8,500       8,500   Capital One Financial Corp.                                                521         521
     15,800                    15,800   CIT Group, Inc. *                                           568                        568
     40,300       150,266     190,566   Citigroup, Inc. *                                         1,956          7,294       9,250
                   12,666      12,666   Countrywide Credit Industries, Inc. *                                      961         961
     10,350                    10,350   Doral Financial Corp.                                       334                        334
                   16,500      16,500   Franklin Resources, Inc. *                                                 859         859
     22,300                    22,300   Friedman Billings Ramsey Group - Cl. A                      515                        515
                   12,200      12,200   Goldman Sachs Group, Inc.                                                1,204       1,204
                   16,600      16,600   Legg Mason, Inc. *                                                       1,281       1,281
      4,600                     4,600   Lehman Brothers Holdings, Inc.                              355                        355
      3,300        39,400      42,700   Merrill Lynch & Co., Inc. *                                 194          2,311       2,505
      8,500                     8,500   Moody's Corp. *                                             515                        515
        900        14,400      15,300   Morgan Stanley, Dean Witter, Discover & Co.                  52            833         885
      2,200                     2,200   Nationwide Financial Services - Cl. A                        73                         73
      3,800                     3,800   Nuveen Investments, Inc. - Cl. A                            101                        101
     13,700                    13,700   Washington Mutual, Inc. *                                   550                        550
      9,500                     9,500   Wells Fargo & Co. *                                         559                        559
                              -------                                                                                       ------
                              409,382                                                                                       21,093
                                        Diversified Telecommunication Services
                                           - 5.3%
                   51,900      51,900   AT&T Corp. *                                                             1,054       1,054
     34,800                    34,800   BellSouth Corp.                                             985                        985
      5,000                     5,000   CenturyTel, Inc.                                            163                        163
                  103,900     103,900   Citizens Communications Co. *                                            1,290       1,290
                  335,800     335,800   Qwest Communications International, Inc.                                 1,451       1,451
     26,400                    26,400   SBC Communications, Inc. *                                  688                        688
     41,300        48,800      90,100   Sprint Corp. *                                              678            801       1,479
     12,000        75,200      87,200   Verizon Communications *                                    421          2,638       3,059
                              -------                                                                                       ------
                              735,100                                                                                       10,169
                                        Electric Utilities - 4.4%
                   27,900      27,900   Cinergy Corp. *                                                          1,083       1,083
      6,700                     6,700   Constellation Energy Group, Inc. *                          263                        263
     26,600                    26,600   Edison International *                                      583                        583
     10,500                    10,500   Entergy Corp. *                                             600                        600
      8,900        38,312      47,212   Exelon Corp. *                                              591          2,542       3,133
        800                       800   FPL Group, Inc.                                              52                         52
                   33,800      33,800   PG & E Corp. *                                                             939         939
                   17,400      17,400   Pinnacle West Capital Corp. *                                              696         696
      1,400                     1,400   PPL Corp.                                                    61                         61
                   43,200      43,200   TXU Corp.                                                                1,025       1,025
                              -------                                                                                       ------
                              215,512                                                                                        8,435
                                        Electric/Gas - 0.6%
                   15,800      15,800   Dominion Resources, Inc.                                                 1,008       1,008
     11,600                    11,600   Northeast Utilities                                         234                        234
                              -------                                                                                       ------
                               27,400                                                                                        1,242
                                        Electrical Equipment - 1.2%
                   57,300      57,300   American Power Conversion                                                1,401       1,401
                   10,500      10,500   United Technologies Corp. *                                                995         995
                              -------                                                                                       ------
                               67,800                                                                                        2,396
                                        Electronic Equipment & Instruments - 0.6%
      2,400                     2,400   Agilent Technologies, Inc. *                                 70                         70
     11,400                    11,400   Avnet, Inc.                                                 247                        247
        800                       800   Harman International Industries, Inc. *                      59                         59
      5,000                     5,000   Ingram Micro, Inc. - Cl. A *                                 80                         80
     26,800                    26,800   Sanmina Corp. *                                             338                        338
                   12,300      12,300   Thermo Electron Corp. *                                                    310         310
                              -------                                                                                       ------
                               58,700                                                                                        1,104
                                        Energy Equipment & Services - 0.7%
      5,500        24,700      30,200   Halliburton Co. *                                           143            642         785
     21,100                    21,100   Transocean Sedco Forex, Inc. *                              507                        507
                                                                                                                            ------
                               51,300                                                                                        1,292
                                        Finance - 0.1%
      2,400                     2,400   A.G. Edwards, Inc. *                                         87                         87
                              -------                                                                                       ------
                                2,400                                                                                           87
                                        Food & Drug Retailing - 0.7%
      2,000                     2,000   CVS Corp.                                                    72                         72
                   37,200      37,200   SuperValu, Inc. *                                                        1,064       1,064
      4,700                     4,700   Sysco Corp. *                                               175                        175
                              -------                                                                                       ------
                               43,900                                                                                        1,311
                                        Food Products - 2.0%
     38,800                    38,800   Archer Daniels Midland Co. *                                590                        590
                   21,100      21,100   General Mills, Inc. *                                                      956         956
     18,500        35,200      53,700   Kraft Foods, Inc. - Cl. A                                   596          1,134       1,730
     36,900                    36,900   Tyson Foods, Inc. - Cl. A                                   489                        489
                              -------                                                                                       ------
                              150,500                                                                                        3,765
                                        Gas Utilities - 0.5%
                   54,600      54,600   El Paso Corp.                                                              447         447
                    9,300       9,300   Kinder Morgan, Inc. *                                                      550         550
                              -------                                                                                       ------
                               63,900                                                                                          997
                                        Health Care Equipment & Supplies - 0.4%
      4,400                     4,400   Guidant Corp.                                               265                        265
      7,400                     7,400   Zimmer Holdings, Inc. *                                     521                        521
                              -------                                                                                       ------
                               11,800                                                                                          786
                                        Health Care Providers & Services - 0.7%
      8,900                     8,900   Humana, Inc. *                                              203                        203
                   33,100      33,100   McKesson HBOC, Inc.                                                      1,064       1,064
                              -------                                                                                       ------
                               42,000                                                                                        1,267
                                        Household Products - 0.6%
      4,300         6,900      11,200   Procter & Gamble Co. *                                      430            689       1,119
                              -------                                                                                       ------
                               11,200                                                                                        1,119
                                        Insurance  - 6.9%
      3,115        15,250      18,365   American International Group, Inc. *                        207          1,011       1,218
      1,100                     1,100   American National Insurance Co.                              93                         93
      4,500                     4,500   Chubb Corp. *                                               307                        307
      5,100                     5,100   Loews Corp. *                                               252                        252
                   23,400      23,400   Marsh & McLennan Cos., Inc. *                                            1,121       1,121
      9,900        48,950      58,850   MBIA, Inc. *                                                586          2,899       3,485
     16,700                    16,700   Metlife, Inc. *                                             562                        562
     17,600                    17,600   Principal Financial Group. *                                582                        582
     17,700                    17,700   Prudential Financial, Inc. *                                739                        739
                   39,200      39,200   St. Paul Cos., Inc.                                                      1,554       1,554
      8,428                     8,428   Travelers Property Casualty Corp. - Cl. B                   143                        143
                   11,100      11,100   XL Capital, Ltd. - Cl. A *                                                 861         861
                              -------                                                                                       ------
                              222,043                                                                                       10,917
                                        Internet Software & Services -0.2%
                   26,700      26,700   VeriSign, Inc. *                                                           435         435
                              -------                                                                                       ------
                               26,700                                                                                          435
                                        IT Consulting & Services - 0.4%
     19,600                    19,600   Accenture, Ltd. - Cl. A *                                   516                        516
      4,000                     4,000   Computer Sciences Corp. *                                   177                        177
                              -------                                                                                       ------
                               23,600                                                                                          693
                                        Machinery - 1.2%
      3,200                     3,200   AGCO Corp.                                                   65                         65
      1,000        10,000      11,000   Caterpillar, Inc. *                                          83            830         913
                    7,100       7,100   Deere & Co. *                                                              462         462
                   12,200      12,200   ITT Industries, Inc. *                                                     905         905
                              -------                                                                                       ------
                               33,500                                                                                        2,345
                                        Marine - 0.0%
      1,700                     1,700   Overseas Shipholding Group, Inc.                             58                         58
                              -------                                                                                       ------
                                1,700                                                                                           58
                                        Media  - 7.0%
     11,763        47,400      59,163   Comcast Corp. - Cl. A                                       386          1,494       1,880
     11,300                    11,300   Cox Radio, Inc. - Cl. A *                                   285                        285
     18,800                    18,800   Fox Entertainment Group, Inc. - Cl. A *                     548                        548
                   12,300      12,300   Gannett Co., Inc. *                                                      1,097       1,097
     15,100                    15,100   Hearst-Argyle Television, Inc. *                            416                        416
                   17,600      17,600   Interactive Corp.                                                          597         597
                  134,100     134,100   Liberty Media Corp. - Ser. A *                                           1,594       1,594
      5,700                     5,700   Panamsat Corp. *                                            123                        123
                  432,200     432,200   Sirius Satellite Radio, Inc. *                                           1,366       1,366
      5,000                     5,000   The Walt Disney Co. *                                       117                        117
     63,300       182,100     245,400   Time Warner, Inc. *                                       1,139          3,276       4,415
     21,200                    21,200   Viacom, Inc. - Cl. B *                                      941                        941
                            ---------                                                                                     --------
                              977,863                                                                                       13,379
                                        Metals & Mining - 0.9%
                   39,400      39,400   Alcoa, Inc. *                                                            1,497       1,497
      3,000                     3,000   Carpenter Technology Corp. *                                 89                         89
      3,000                     3,000   Freeport-McMoran Copper & Gold, Inc. -                      126                        126
                                           Cl. B
                                                                                                                          --------
                                                                                                                             1,712
                            ---------
                               45,400
                                        Multiline Retail - 1.2%
                   53,600      53,600   Big Lots, Inc. *                                                           762         762
      3,500        16,000      19,500   Federated Department Stores, Inc. *                         165            754         919
     26,900                    26,900   Saks, Inc. *                                                404                        404
      6,700                     6,700   Sears, Roebuck & Co. *                                      305                        305
                            ---------                                                                                     --------
                              106,700                                                                                        2,390
                                        Office Electronics - 0.5%
                   70,900      70,900   Xerox Corp. *                                                              978         978
                            ---------                                                                                     --------
                               70,900                                                                                          978
                                        Oil & Gas  - 9.9%
      4,100                     4,100   Anadarko Petroleum Corp. *                                  209                        209
                   77,400      77,400   BP Amoco plc - ADR                                                       3,820       3,820
      1,500                     1,500   Burlington Resources, Inc. *                                 83                         83
      4,435        23,700      28,135   ChevronTexaco  Corp. *                                      383          2,047       2,430
                   20,185      20,185   Conoco Phillips                                                          1,324       1,324
      6,100                     6,100   Devon Energy Corp. *                                        349                        349
     54,200        65,300     119,500   Exxon Mobil Corp. *                                       2,222          2,677       4,899
     18,900                    18,900   Marathon Oil Corp. *                                        625                        625
      8,900                     8,900   Occidental Petroleum Corp. *                                376                        376
     10,800                    10,800   Sunoco, Inc. *                                              553                        553
                   41,300      41,300   Total Fina SA - ADR                                                      3,821       3,821
     12,400                    12,400   Valero Energy Corp.                                         575                        575
                            ---------                                                                                     --------
                              491,020                                                                                       19,064
                                        Paper & Forest Products - 1.5%
     13,700                    13,700   Boise Cascade Corp. *                                       450                        450
                   32,200      32,200   Bowater, Inc.                                                            1,491       1,491
      7,300                     7,300   Georgia-Pacific Corp. *                                     224                        224
                   12,400      12,400   Weyerhaeuser Co.                                                           794         794
                            ---------                                                                                     --------
                               65,600                                                                                        2,959
                                        Personal Products - 1.4%
                    8,500       8,500   Alberto-Culver Co. - Cl. B *                                               536         536
      6,100                     6,100   Avon Products, Inc.                                         412                        412
     13,600        33,100      46,700   Gillette Co.                                                499          1,216       1,715
                            ---------                                                                                     --------
                               61,300                                                                                        2,663
                                        Pharmaceuticals - 2.7%
                   19,100      19,100   Abbott Laboratories *                                                      890         890
      8,600                     8,600   American Pharmaceutical Partners, Inc *                     289                        289
                   17,200      17,200   Eli Lilly & Co. *                                                        1,210       1,210
     11,200                    11,200   Endo Pharmaceuticals Holdings *                             216                        216
      3,900                     3,900   Johnson & Johnson                                           201                        201
                   41,300      41,300   King Pharmaceuticals, Inc. *                                               630         630
        470        13,700      14,170   Medco Health Solutions, Inc. *                               16            466         482
      1,100                     1,100   Merck & Co., Inc. *                                          51                         51
                   67,600      67,600   Schering-Plough Corp. *                                                  1,175       1,175
                            ---------                                                                                      --------
                              184,170                                                                                        5,144
                                        Real Estate Investment Trust - 2.2%
     22,000                    22,000   Equity Office Properties Trust *                            630                        630
                   59,100      59,100   General Growth Properties                                                1,640       1,640
     16,000                    16,000   HRPT Properties Trust                                       161                        161
                   34,650      34,650   Kimco Realty Corp.                                                       1,551       1,551
      6,500                     6,500   Mack-Cali Realty LP *                                       271                        271
                            ---------                                                                                     --------
                              138,250                                                                                        4,253
                                        Real Estate Operations - 0.1%
      5,400                     5,400   LNR Property Corp.                                          267                        267
                                                                                                                          --------
                                                                                                                               267
                                        Road & Rail - 0.5%
                   11,500      11,500   Canadian National Railway Co.                                              728         728
      4,200                     4,200   Union Pacific Corp.                                         292                        292
                            ---------                                                                                     --------
                               21,100                                                                                        1,020
                                        Semiconductor Equipment & Products - 0.9%
                   43,000      43,000   Fairchild Semiconductor Corp. - Cl. A *                                  1,074       1,074
      9,500                     9,500   LSI Logic Corp. *                                            84                         84
                   15,800      15,800   Novellus Systems, Inc. *                                                   664         664
                            ---------                                                                                     --------
                               68,300                                                                                        1,822
                                        Software - 0.4%
     12,200                    12,200   Adobe Systems, Inc.                                         480                        480
      8,800                     8,800   BMC Software, Inc. *                                        164                        164
      2,600                     2,600   Computer Associates International, Inc.                      71                         71
      2,500                     2,500   Jack Henry & Associates, Inc.                                51                         51
                            ---------                                                                                     --------
                               26,100                                                                                          766
                                        Specialty Retail - 0.9%
     25,200                    25,200   AutoNation, Inc. *                                          463                        463
      3,100                     3,100   Blockbuster, Inc. - Cl. A                                    56                         56
                   38,700      38,700   Foot Locker, Inc. *                                                        907         907
      8,300                     8,300   Staples, Inc. *                                             226                        226
                            ---------                                                                                     --------
                               75,300                                                                                        1,652
                                        Textiles & Apparel - 0.5%
      8,600                     8,600   Coach, Inc. *                                               325                        325
                   14,400      14,400   Reebok International, Ltd. *                                               566         566
                            ---------                                                                                     --------
                               23,000                                                                                          891
                                        Tobacco - 1.8%
      5,700        54,800      60,500   Altria Group, Inc.                                          310          2,982       3,292
      3,300                     3,300   R.J. Reynolds Tobacco Holdings, Inc.                        192                        192
                            ---------                                                                                     --------
                               63,800                                                                                        3,484
                                        U.S. Government Agencies - 0.8%
      1,500        26,200      27,700   Federal Home Loan Mortgage Corp.                             88          1,528       1,616
                            ---------                                                                                     --------
                               27,700                                                                                        1,616
                                        Wireless Telecommunications Services - 0.3%
     36,400                    36,400   AT&T Wireless Group *                                       291                        291
     10,100                    10,100   United States Cellular Corp. *                              358                        358
-------------------------------------                                                         ------------------------------------
                               46,500                                                                                          649

  1,642,613     4,373,195   6,015,808   TOTAL COMMON STOCK (Cost $161,118) - 98.2%              $52,664       $135,722     188,386

                                        INVESTMENT COMPANIES HELD AS COLLATERAL ON
                                        LOANED SECURITIES (Cost $2,398) - 1.2%
               $    2,398       2,398   State Street Navigator Securities Lending
                                        Portfolio                                                             $  2,398    $  2,398

                                        SHORT-TERM INVESTMENTS
                                        U.S. Treasury - Bills - 0.1%
                       25          25   0.895% due 01/08/04                                                         25          25
                       25          25   0.91% due 03/04/04                                                          25          25
                       30          30   0.93% due 02/05/04                                                          30          30
                       35          35   0.935% due 02/12/04                                                         35          35
                      100         100   0.94% due 01/22/04                                                         100         100

 $      300          2466       2,766   Investment in joint repurchase agreement
                                        with Goldman Sachs % Co., 0.995%
                                        due 01/02/04                                            $   300          2,466       2,766
                                                                                              ------------------------------------

                                        TOTAL SHORT TERM INVESTMENTS (Cost $2,981) - 1.6%       $   300       $  2,681    $  2,981

                                                           TOTAL INVESTMENTS
                                                              (Cost $166,497) - 101.0%          $52,964       $140,801    $193,765

                                         Payables less Cash and Receivables - (1.0)%                 70         (1,946)     (1,876)
                                                                                              ------------------------------------

                                                                  NET ASSETS- 100.0%            $53,034       $138,855    $191,889
                                                                                              ====================================

                                        * Non-income producing security.
                                          See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -MID CAP VALUE FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP VALUE B FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - December 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------


                                                                                                                        Mid Cap
                                                                      Mid Cap            Mid Cap                     Value B Fund
                                                                       Value             Value B        Pro Forma      Pro Forma
                                                                  Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                                  ---------------   ----------------   -----------   ------------
ASSETS
Long term investments at cost (including $11,397 of securities        $20,418           $ 77,628                      $ 98,046
   loaned in the Mid Cap Value B Fund)
Net unrealized appreciation of investments                              2,918             14,928                        17,846
Short-term investments at value                                         1,081             13,035                        14,116
                                                                      -------           --------                      --------
   Total investments                                                   24,417            105,591                       130,008
Cash                                                                       --                 83                            83
Futures Segregation                                                        --                 84                            84
Receivable for:
   Investments sold                                                        86                 --                            86
   Fund shares sold                                                        18                 --                            18
   Dividends                                                               29                 78                           107
                                                                      -------           --------                      --------
   Total assets                                                        24,550            105,836                       130,386
                                                                      -------           --------                      --------
LIABILITIES
Payables for:
   Investments purchased                                                   58                 --                            58
   Fund shares purchased                                                   --                 77                            77
   Futures contracts variation margin                                      --                 20                            20
   Collateral for securities on loan                                       --             11,835                        11,835
   Merger expenses                                                                                         60 B             60
   Other liabilities                                                        2                  2                             4
                                                                      -------           --------         ----         --------
Total liabilities                                                          60             11,934           60           12,064
                                                                      -------           --------         ----         --------
Net assets                                                            $24,490           $ 93,902         $(60)        $118,332
                                                                      =======           ========         ====         ========
Shares of beneficial interest outstanding                               1,854              8,555          371 A         10,780
                                                                      -------           --------                      --------
Net asset value per share                                             $ 13.21           $  10.98                      $  10.98
                                                                      =======           ========                      ========
Composition of net assets:
   Capital paid-in                                                    $21,513           $ 79,046         $(60)B       $100,499
   Accumulated net realized gain (loss) on investments, futures
      and foreign currency transactions                                    56               (118)                          (62)
   Undistributed net investment income                                      3                 --                             3
   Net unrealized appreciation of:
      Investments:                                                      2,918             14,928                        17,846
      Futures                                                              --                 46                            46
                                                                      -------           --------         ----         --------
Net assets                                                            $24,490           $ 93,902         $(60)        $118,332
                                                                      =======           ========         ====         ========

A Shares of the Acquired Fund are exchanged for the Acquiring Fund Upon Consumation of the reorganization. Includes 5 thousand shares as adjustment for merger expenses.

B    Estimated amount of non-recurring expenses of the reorganization.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -MID CAP VALUE FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP VALUE B FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                             Mid Cap
                                                           Mid Cap            Mid Cap                     Value B Fund
                                                            Value             Value B        Pro Forma      Pro Forma
                                                       Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                       ---------------   ----------------   -----------   ------------
INVESTMENT INCOME:
   Interest                                                 $    8           $    17                        $    25
   Dividends                                                   131               976                          1,107
   Securities lending                                           --                66                             66
                                                            ------           -------                        -------
   Total income                                                139             1,059                        $ 1,198
                                                            ------           -------                        -------
EXPENSES:
   Investment advisory fee                                      87               695            (59) A          723
   Auditors fees                                                 1                 8                              9
   Custodian fees                                               28                72            (20) B           80
   Legal fees                                                   --                 4                              4
   Printing & mailing fees                                       1                 5                              6
   Trustees' fees                                               --                 2                              2
   Other fees                                                   --                 2                              2
                                                            ------           -------           ----         -------
Total expenses                                                 117               788            (79)            826 C
   Less expenses reimbursed                                    (22)              (27)                           (49)
   Less custodian expense reduction offset by
      commission recapture arrangement                          (1)               --                             (1)
                                                            ------           -------           ----         -------
Net expenses                                                    94               761            (79)            776
                                                            ------           -------           ----         -------
Net investment income                                           45               298             79             422
                                                            ------           -------           ----         -------
REALIZED AND UNREALIZED GAIN

Net realized gain (loss) on:
   Investments                                                 816             7,364                          8,180
   Financial futures contracts                                  --               413                            413
Change in unrealized appreciation (depreciation) on:
   Investments                                               2,918            18,452                         21,370
   Futures                                                      --                48                             48
                                                            ------           -------           ----         -------
Net realized and unrealized gain                             3,734            26,277             --          30,011
                                                            ------           -------           ----         -------
Net increase (decrease) in net assets
   resulting from operations                                $3,779           $26,575           $ 79         $30,433
                                                            ======           =======           ====         =======

A Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.

B Decreases reflect the elimination of duplicate expense achieved by merging the funds.

C One time transaction fees relating directly to the fund merger were not considered in the proforma statement of operations. Estimated one time transaction fees are $60,000.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP VALUE FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - MID CAP VALUE B (Formerly Small/Mid Cap Core Fund)
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - December 31, 2003 (Unaudited)
(showing percentage of combined pro forma total value of investments)
--------------------------------------------------------------------------------

  Mid Cap    Mid Cap                                                                    Mid Cap     Mid Cap
Value Fund   Value B   Proforma                                                       Value Fund    Value B   Proforma
   Fund       Fund     Combined   Name of Issuer                                         Fund         Fund    Combined
----------   -------   --------   ---------------------------------------------       ----------   --------   --------

         Shares/Par Value                                                                    Market Value (000's)
-------------------------------                                                       -------------------------------
                                  COMMON STOCK
                                  Aerospace & Defense - 1.4%
              13,000     13,000   Curtiss Wright Corp.                                             $    585   $    585
               7,200      7,200   Engineered Support Systems, Inc. *                                    396        396
               2,800      2,800   Esterline Technologies Corp. *                                         75         75
               4,000      4,000   Kaman Corp. - Cl. A                                                    51         51
     8,600                8,600   Raytheon Co. *                                             259                   259
     7,000                7,000   Rockwell Collins, Inc. *                                   210                   210
               2,000      2,000   Sequa Corp. - Cl. A                                                    98         98
                                                                                                              --------
                                                                                                                 1,674
                                  Airlines -0.3%
               7,900      7,900   Alaska Air Group, Inc. *                                              216        216
               6,700      6,700   America West Holdings Corp. - Cl. B *                                  83         83
                                                                                                              --------
                                                                                                                   299
                                  Air Freight & Couriers - 0.2%
     7,700                7,700   CNF Transportation, Inc. *                                 261                   261
                                                                                                              --------
                                                                                                                   261
                                  Auto Components - 0.5%
              11,500     11,500   Autoliv, Inc.                                                         433        433
               6,300      6,300   Dura Automotive Systems, Inc. *                                        81         81
              12,500     12,500   Goodyear Tire & Rubber Co. *                                           98         98
                                                                                                              --------
                                                                                                                   612
                                  Automobiles - 0.2%
               9,400      9,400   Lithia Motors, Inc. - Cl. A *                                         237        237
                                                                                                              --------
                                                                                                                   237
                                  Banks - 6.2%
               7,550      7,550   Associated Banc-Corp.                                                 322        322
               3,175      3,175   BancorpSouth, Inc.                                                     75         75
              32,800     32,800   Bank Hawaii Corp.                                                   1,384      1,384
               5,600      5,600   Brookline Bancorp, Inc.                                                86         86
     4,600                4,600   Charter One Financial, Inc.                                159                   159
     5,100                5,100   Citizens Banking Corp. *                                   167                   167
               1,400      1,400   City National Corp.                                                    87         87
     4,725     6,173     10,898   Commerce Bancshares, Inc.                                  232        303        535
               1,700      1,700   Community Bank Systems, Inc. *                                         83         83
               4,600      4,600   Corus Bankshares, Inc.                                                145        145
               1,200      1,200   First Citizens BancShares, Inc. - Cl. A                               146        146
              19,300     19,300   Flagstar Bancorp, Inc.                                                413        413
               1,550      1,550   Hancock Holding Co.                                                    84         84
              14,700     14,700   Hibernia Corp. - Cl. A                                                345        345
    11,000               11,000   Huntington Bancshares, Inc. *                              247          0        247
               2,200      2,200   Independence Community Bank Corp.                                      79         79
               5,900      5,900   IndyMac Mortgage Holdings, Inc.                                       176        176
               2,200      2,200   International Bancshares Corp.                                        104        104
     4,800                4,800   National Commerce Financial Corp.                          131                   131
     5,600                5,600   Northern Trust Corp.                                       260                   260
                 600        600   Omega Financial Corp.                                                  23         23
               7,080      7,080   PFF Bancorp, Inc. *                                                   257        257
               6,800      6,800   R& G Financial Corp. - Cl. B                                          271        271
              35,700     35,700   Silicon Valley Bancshares *                                         1,288      1,288
     8,000                8,000   Synovus Financial Corp. *                                  231                   231
     1,300                1,300   TCF Financial Corp.                                         67                    67
               1,750      1,750   Texas Regional Bancshares, Inc.                                        65         65
               3,200      3,200   Trustmark Corp.                                                        94         94
               1,900      1,900   United Community Financial Corp.                                       22         22
                                                                                                              --------
                                                                                                                 7,346
                                  Biotechnology - 3.3%
              32,900     32,900   Affymetrix, Inc. *                                                    810        810
               6,400      6,400   Applera Corp. - Celera Genomics Group *                                89         89
     2,500                2,500   Biogen IDEC, Inc. *                                         92                    92
              17,700     17,700   Gene Logic, Inc. *                                                     92         92
               7,800      7,800   General Probe, Inc. *                                                 284        284
              14,300     14,300   IDEXX Laboratories, Inc. *                                            662        662
               3,000      3,000   Invitrogen Corp. *                                                    210        210
    10,200               10,200   MedImmune, Inc. *                                          259                   259
              13,900     13,900   Neurocrine Biosciences, Inc. *                                        758        758
     4,900                4,900   Protein Design Labs, Inc. *                                 88                    88
     9,500                9,500   Vertex Pharmaceuticals, Inc. *                              97                    97
              22,300     22,300   Vicuron Pharmaceuticals, Inc. *                                       416        416
                                                                                                              --------
                                                                                                                 3,857
                                  Building Products - 1.1%
              19,300     19,300   Griffon Corp. *                                                       391        391
               8,300      8,300   Lennox International, Inc.                                            139        139
               6,900      6,900   Universal Forest Products, Inc.                                       222        222
              13,300     13,300   USG Corp.                                                             220        220
               7,900      7,900   York International Corp.                                              291        291
                                                                                                              --------
                                                                                                                 1,263
                                  Chemicals - 0.7%
               4,500      4,500   Arch Chemicals, Inc.                                                  115        115
               4,200      4,200   Central Garden & Pet Co.                                              118        118
    10,700               10,700   Great Lakes Chemical Corp.                                 291                   291
    13,600               13,600   IMC Global, Inc.                                           135                   135
               2,300      2,300   Lubrizol Corp.                                                         75         75
              18,800     18,800   PolyOne Corp.                                                         120        120
                                                                                                              --------
                                                                                                                   854
                                  Commercial Services & Supplies - 8.1%
              20,000     20,000   Arbitron, Inc. *                                                      834        834
               2,600      2,600   CDI Corp. *                                                            85         85
     9,600                9,600   Ceridian Corp. *                                           201                   201
               3,000      3,000   Consolidated Graphics, Inc. *                                          95         95
              54,900     54,900   Convergys Corp. *                                                     959        959
              27,500     27,500   CSG Systems International, Inc. *                                     343        343
              20,100     20,100   Decode Genetics, Inc.                                                 165        165
              22,200     22,200   Deluxe Corp. *                                                        918        918
     4,800                4,800   Equifax, Inc. *                                            118                   118
               7,400      7,400   Factset Research Systems, Inc.                                        283        283
               9,600      9,600   Gabelli Asset Management, Inc. - Cl. A *                              382        382
     3,800                3,800   Hewitt Associates, Inc. *                                  114                   114
              11,500     11,500   Ikon Office Solutions, Inc. *                                         136        136
              23,000     23,000   ITT Educational Services, Inc. *                                    1,080      1,080
     3,300                3,300   Manpower, Inc. *                                           155                   155
               4,400      4,400   Memberworks, Inc.                                                     120        120
              28,100     28,100   MPS Group, Inc. *                                                     263        263
               2,800      2,800   NCO Group, Inc. *                                                      64         64
              14,900     14,900   Pre-Paid Legal Services, Inc. *                                       389        389
               5,000      5,000   Ruddick Corp.                                                          89         89
               3,000      3,000   Standard Register Co.                                                  50         50
               2,200      2,200   StarTek, Inc. *                                                        90         90
               6,400      6,400   Steelcase, Inc. - Cl. A                                                92         92
              12,000     12,000   TeleTech Holdings, Inc. *                                             136        136
    17,000               17,000   The Bisys Group, Inc. *                                    253                   253
               4,900      4,900   Unifirst Corp.                                                        116        116
              28,200     28,200   United Stationers, Inc. *                                           1,154      1,154
               4,700      4,700   Ventana Medical Systems, Inc.                                         185        185
     7,400                7,400   Viad Corp.                                                 185                   185
              15,500     15,500   Watsco, Inc.                                                          352        352
               8,000      8,000   West Corp. *                                                          186        186
                                                                                                              --------
                                                                                                                 9,592
                                  Communications Equipment - 3.5%
              22,000     22,000   Advanced Fibre Communications, Inc. *                                 443        443
              42,200     42,200   Aspect Communications Corp. *                                         665        665
              31,100     31,100   Audiovox Corp. - Cl. A *                                              399        399
              76,200     76,200   Avaya, Inc. *                                                         986        986
              16,600     16,600   Brocade Communications Systems, Inc. *                                 96         96
              20,700     20,700   Computer Network Technology *                                         197        197
              24,500     24,500   Metro One Telecom, Inc. *                                              64         64
               4,600      4,600   Omnicell, Inc.                                                         75         75
               8,900      8,900   Plantronics, Inc. *                                                   291        291
              27,300     27,300   Scientific-Atlanta, Inc. *                                            745        745
    18,200               18,200   Tellabs, Inc. *                                            153                   153
                                                                                                              --------
                                                                                                                 4,114
                                  Computers & Peripherals - 1.9%
               3,600      3,600   Electronics for Imaging, Inc.                                          94         94
              18,200     18,200   Gateway, Inc. *                                                        84         84
              18,200     18,200   InFocus Corp. *                                                       176        176
              15,300     15,300   Maxtor Corp. *                                                        170        170
              14,700     14,700   NCR Corp. *                                                           570        570
              20,200     20,200   Safeguard Scientifics, Inc. *                                          81         81
              12,100     12,100   SanDisk Corp. *                                                       740        740
              11,700     11,700   Storage Technology Corp. *                                            301        301
                                                                                                              --------
                                                                                                                 2,216
                                  Construction & Engineering - 0.8%
               5,000      5,000   CCC Information Services Group *                                       85         85
              21,900     21,900   Quanta Services, Inc. *                                               160        160
    20,700               20,700   ServiceMaster Co.                                          241                   241
              26,400     26,400   Spherion Corporation *                                                258        258
               7,300      7,300   Washington Group International, Inc. *                                248        248
                                                                                                              --------
                                                                                                                   992
                                  Construction Materials - 1.0%
               9,100      9,100   AMCOL International Corp.                                             185        185
               1,800      1,800   Carlisle Cos., Inc.                                                   109        109
               2,300      2,300   Charles River Associates, Inc. *                                       74         74
     4,500                4,500   Nucor Corp.                                                252                   252
               5,400      5,400   Teledyne Technologies, Inc. *                                         102        102
              11,300     11,300   USEC, Inc.                                                             95         95
               7,700      7,700   WSFS Financial Corp. *                                                345        345
                                                                                                              --------
                                                                                                                 1,162
                                  Containers & Packaging - 0.3%
               8,800      8,800   Chesapeake Corp.                                                      233        233
              13,600     13,600   Owens-Illinois, Inc. *                                                162        162
                                                                                                              --------
                                                                                                                   395
                                  Distributors - 0.5%
              28,500     28,500   Handleman Co. *                                                       585        585
                                                                                                              --------
                                                                                                                   585
                                  Diversified Financials - 3.5%
              33,200     33,200   AmeriCredit Corp. *                                                   529        529
              11,300     11,300   BlackRock, Inc. *                                                     600        600
              24,600     24,600   Doral Financial Corp.                                                 794        794
              10,300     10,300   Friedman Billings Ramsey Group - Cl. A                                238        238
    12,100               12,100   Janus Capgroup, Inc.                                       199                   199
    18,300     9,000     27,300   LaBranche & Co., Inc. *                                    213        105        318
              25,400     25,400   New Century Financial Corp.                                         1,008      1,008
               2,000      2,000   Novastar Financial, Inc.                                               86         86
              13,600     13,600   Nuveen Investments, Inc. - Cl. A                                      362        362
                                                                                                              --------
                                                                                                                 4,134
                                  Diversified Telecommunication
                                     Services - 1.5%
     9,600                9,600   AT&T Corp. *                                               195                   195
     2,100                2,100   Commonwealth Telephone Enterprises, Inc.                    79                    79
    11,400               11,400   Crown Castle International Corp. *                         126                   126
              25,500     25,500   IDT Corp. *                                                           565        565
    53,000               53,000   Qwest Communications International, Inc.                   229                   229
    19,900               19,900   Sprint PCS *                                               112                   112
              43,500     43,500   Time Warner Telecom, Inc. - Cl. A *                                   440        440
                                                                                                              --------
                                                                                                                 1,746
                                  Electric Utilities - 2.1%
              18,100     18,100   Avista Corp.                                                          328        328
    14,200               14,200   CMS Energy Corp. *                                         121                   121
               5,300      5,300   Duquesne Light Holdings, Inc.                                          97         97
     3,100                3,100   Edison International *                                      68                    68
    14,800     6,700     21,500   El Paso Electric Co. *                                     198         89        287
    11,000               11,000   Firstenergy Corp. *                                        387                   387
               2,600      2,600   Great Plains Energy, Inc.                                              83         83
     6,500                6,500   Pinnacle West Capital Corp. *                              260                   260
               1,600      1,600   PNM Resources, Inc.                                                    45         45
               3,700      3,700   Puget Energy, Inc.                                                     88         88
    10,200               10,200   Teco Energy, Inc. *                                        147                   147
    11,400               11,400   TXU Corp.                                                  270                   270
     7,605                7,605   Unisource Energy Corp.                                     188                   188
     7,300                7,300   Xcel Energy, Inc.                                          124                   124
                                                                                                              --------
                                                                                                                 2,493
                                  Electric/Gas - 1.2%
              69,800     69,800   Northeast Utilities                                                 1,408      1,408
                                                                                                                 -----
                                                                                                                 1,408
                                  Electrical Equipment - 0.5%
               1,600      1,600   The Genlyte Corp. *                                                    93         93
     1,800                1,800   Harris Corp.                                                69                    69
     2,300                2,300   Littelfuse, Inc. *                                          66                    66
    14,000               14,000   Molex, Inc. - CL A                                         414                   414
                                                                                                              --------
                                                                                                                   642
                                  Electronic Equipment &
                                     Instruments - 3.2%
     5,800                5,800   Agilent Technologies, Inc. *                               170                   170
              12,900     12,900   Anixter International, Inc. *                                         334        334
              48,100     48,100   Artesyn Technologies, Inc.                                            410        410
              45,344     45,344   Avnet, Inc.                                                           982        982
    16,500               16,500   AVX Corp.                                                  274                   274
               3,200      3,200   Belden, Inc. *                                                         67         67
              13,900     13,900   Cypress Semiconductor Corp. *                                         297        297
               1,500      1,500   Franklin Electric Co., Inc.                                            91         91
               1,400      1,400   Harman International Industries, Inc. *                               104        104
               5,300      5,300   Methode Electronics, Inc. - Cl. A                                      65         65
               5,300      5,300   PerkinElmer, Inc. *                                                    90         90
              69,000     69,000   Sanmina Corp. *                                                       870        870
                                                                                                              --------
                                                                                                                 3,754
                                  Energy Equipment & Services - 1.2%
     9,000                9,000   Baker Hughes, Inc. *                                       289                   289
    11,000               11,000   Hanover Compressor Co.                                     123                   123
               4,500      4,500   Tetra Technologies, Inc. *                                            109        109
              15,600     15,600   Universal Compression Holdings, Inc. *                                408        408
              43,600     43,600   Veritas DGC, Inc. *                                                   457        457
                                                                                                              --------
                                                                                                                 1,386
                                  Food & Drug Retailing - 1.6%
              44,300     44,300   Charming Shoppes, Inc. *                                              239        239
               7,500      7,500   Longs Drug Stores Corp.                                               186        186
               9,900      9,900   Nash Finch Co.                                                        221        221
               8,300      8,300   Pathmark Stores, Inc. *                                                63         63
              32,700     32,700   SuperValu, Inc. *                                                     935        935
              12,300     12,300   The Great Atlantic & Pacific Tea Co.,
                                     Inc. *                                                             103        103
    15,300               15,300   Winn-Dixie Stores, Inc. *                                  152                   152
                                                                                                              --------
                                                                                                                 1,899
                                  Food Products - 1.9%
    17,400               17,400   Archer Daniels Midland Co. *                               265                   265
     8,000                8,000   Campbell Soup Co. *                                        214                   214
     7,800                7,800   ConAgra, Inc.                                              206                   206
               6,200      6,200   Flowers Foods, Inc. *                                                 160        160
     6,700                6,700   H.J. Heinz Co.                                             244                   244
               9,800      9,800   Pilgrims Pride Corp. - Cl. B                                          160        160
     2,700                2,700   Potash Corp. of Saskatchewan, Inc.                         234                   234
               6,700      6,700   Ralcorp Holdings, Inc. *                                              210        210
              19,700     19,700   USANA Health Sciences                                                 603        603
                                                                                                              --------
                                                                                                                 2,296
                                  Gas Utilities - 0.1%
               4,900      4,900   Southwest Gas Corp.                                                   110        110
                                                                                                              --------
                                                                                                                   110
                                  Health Care Equipment & Supplies - 1.2%
              15,600     15,600   Advanced Medium Optics, Inc. *                                        307        307
              13,300     13,300   Alaris Medical, Inc. *                                                202        202
     3,100                3,100   Amerisource Bergen Corp. *                                 174                   174
               9,600      9,600   Cytyc Corp. *                                                         132        132
               8,300      8,300   Dade Behring Holdings, Inc.                                           297        297
     2,600                2,600   Guidant Corp.                                              156                   156
               4,400      4,400   Haemonetics Corp. *                                                   105        105
     4,200                4,200   Neighborcare, Inc. *                                        83                    83
                                                                                                              --------
                                                                                                                 1,456
                                  Health Care Providers & Services - 3.4%
     2,000                2,000   Aetna US Healthcare, Inc. *                                135                   135
               9,000      9,000   Apria Healthcare Group, Inc. *                                        256        256
              21,900     21,900   eResearch Technology, Inc. *                                          557        557
              37,400     37,400   Humana, Inc. *                                                        855        855
               6,000      6,000   Kindred Healthcare, Inc. *                                            312        312
                                  Laboratory Corporation of America
     2,900                2,900      Holdings *                                              107                   107
     6,300                6,300   Lincare Holdings, Inc. *                                   189                   189
               2,900      2,900   Manor Care, Inc. *                                                    100        100
              20,800     20,800   Select Medium Corp. *                                                 339        339
    10,800               10,800   Tenet Healthcare Corp. *                                   174                   174
              91,400     91,400   U.S. Oncology, Inc. *                                                 983        983
                                                                                                              --------
                                                                                                                 4,007
                                  Home Equity Loan - 0.4%
              23,800     23,800   CompuCredit Corp. *                                                   506        506
                                                                                                              --------
                                                                                                                   506
                                  Hotels, Restaurants & Leisure - 1.3%
               8,200      8,200   CBRL Group, Inc. *                                                    314        314
              15,700     15,700   Choice Hotels, Inc.                                                   553        553
               6,500      6,500   Dave & Busters, Inc.                                                   82         82
               2,900      2,900   P.F. Chang's China Bistro, Inc. *                                     148        148
               7,000      7,000   Papa John's International, Inc. *                                     234        234
              12,400     12,400   Park Place Entertainment Corp. *                                      134        134
               4,200      4,200   Ryan's Family Steak Houses, Inc. *                                     64         64
                                                                                                              --------
                                                                                                                 1,529
                                  Household Durables - 1.0%
     9,500                9,500   Herman Miller, Inc. *                                      231                   231
    13,200               13,200   Newell Rubbermaid, Inc.                                    300                   300
               1,350      1,350   NVR, Inc. *                                                           629        629
                                                                                                              --------
                                                                                                                 1,160
                                  Industrial Conglomerates - 0.5%
              12,900     12,900   Enpro Industries, Inc. *                                              180        180
              23,500     23,500   Regal Entertainment Group - Cl. A                                     482        482
                                                                                                              --------
                                                                                                                   662
                                  Insurance - 4.4%
               7,400      7,400   American Financial Group, Inc.                                        196        196
               3,500      3,500   American Medical Security Group, Inc. *                                78         78
               1,000      1,000   American National Insurance Co.                                        84         84
               2,300      2,300   Amerus Group Co. *                                                     80         80
     3,100                3,100   Cincinnati Financial Corp. *                               130                   130
     9,900                9,900   Conseco, Inc.                                              216                   216
     2,500                2,500   Hartford Financial Services Group, Inc. *                  148                   148
              25,000     25,000   LandAmerica Financial Group, Inc.                                   1,307      1,307
     6,600                6,600   Loews Corp. *                                              326                   326
                 900        900   National Western Life Insurance Co. *                                 139        139
    11,800               11,800   Ohio Casualty Corp. *                                      205                   205
     5,300     8,900     14,200   Protective Life Corp.                                      179        301        480
     8,600                8,600   Safeco Corp. *                                             335                   335
              19,100     19,100   Stewart Information Services Corp. *                                  775        775
     7,000                7,000   St. Paul Cos., Inc.                                        277                   277
               1,800      1,800   The Midland Co.                                                        43         43
    12,200               12,200   Travelers Property Casualty Corp. - Cl. A                  205                   205
    10,000               10,000   UnumProvident Corp. *                                      158                   158
                                                                                                              --------
                                                                                                                 5,182
                                  Internet & Catalog Retail - 0.1%
               7,300      7,300   Priceline.com, Inc. *                                                 131        131
                                                                                                              --------
                                                                                                                   131
                                  Internet Software & Services - 1.0%
              23,900     23,900   EarthLink, Inc. *                                                     239        239
               6,100      6,100   eCollege.com *                                                        113        113
              19,700     19,700   Internet Security System, Inc. *                                      371        371
               2,600      2,600   J2 Global Communications, Inc. *                                       64         64
              23,000     23,000   United Online, Inc. *                                                 386        386
                                                                                                              --------
                                                                                                                 1,173
                                  IT Consulting & Services - 0.4%
    18,100               18,100   BearingPoint, Inc. *                                       183                   183
              12,000     12,000   UNOVA, Inc. *                                                         275        275
                                                                                                              --------
                                                                                                                   458
                                  Leisure Equipment & Products - 0.5%
               3,600      3,600   Arctic Cat, Inc.                                                       89         89
     5,400                5,400   Brunswick Corp. *                                          172                   172
     4,100                4,100   Eastman Kodak Co. *                                        105                   105
     4,800                4,800   Hasbro, Inc. *                                             102                   102
               5,600      5,600   K2, Inc.                                                               85         85
                                                                                                              --------
                                                                                                                   553
                                  Machinery - 1.7%
              13,400     13,400   Applied Industrial Technologies, Inc.                                 320        320
               3,600      3,600   Briggs & Stratton Corp.                                               242        242
               9,400      9,400   Cummins Engine Co., Inc.                                              460        460
    25,200               25,200   Grant Prideco, Inc. *                                      328                   328
     2,500                2,500   Joy Global, Inc.                                            65                    65
               5,900      5,900   NACCO Industries, Inc. - Cl. A                                        528        528
               1,200      1,200   Stewart & Stevenson Services, Inc.                                     17         17
                                                                                                              --------
                                                                                                                 1,960
                                  Marine - 0.2%
               5,300      5,300   Overseas Shipholding Group, Inc.                                      180        180
                                                                                                              --------
                                                                                                                   180
                                  Media - 4.5%
               2,700      2,700   Advo, Inc. *                                                           86         86
    14,000               14,000   Cablevision Systems Corp. - Cl. A *                        327                   327
     5,200    31,400     36,600   Cox Radio, Inc. - Cl. A *                                  131        792        923
     5,900                5,900   Dow Jones & Co., Inc. *                                    294                   294
              38,200     38,200   Hearst-Argyle Television, Inc. *                                    1,053      1,053
               9,900      9,900   Insight Communications Company, Inc. *                                102        102
     7,000                7,000   Lamar Advertising Co. *                                    261                   261
               1,600      1,600   McClatchy Newspapers, Inc. - Cl. A                                    110        110
     3,400                3,400   Meredith Corp. *                                           166                   166
               2,600      2,600   Netflix Common, Inc.                                                  142        142
     4,000                4,000   New York Times Co. - Cl. A *                               191                   191
    16,800               16,800   Pearson plc - ADR                                          188                   188
              11,100     11,100   Pulitzer, Inc.                                                        600        600
    10,900               10,900   Reuters Group plc - ADR                                    277                   277
     9,600                9,600   Scholastic Corp. *                                         327                   327
       266                  266   Washington Post Co. - Cl. B                                211                   211
                                  World Wrestling Federation
               9,400      9,400   Entertainment, Inc. *                                                 123        123
                                                                                                              --------
                                                                                                                 5,381
                                  Metals & Mining - 1.6%
              10,400     10,400   Carpenter Technology Corp. *                                          307        307
              16,500     16,500   Coeur D'Alene Mines Corp.                                              95         95
               7,600      7,600   Commercial Metals Co.                                                 231        231
    16,600               16,600   Meridian Gold, Inc. *                                      243                   243
     9,300                9,300   Noranda, Inc.                                              147                   147
               3,000      3,000   Reliance Steel & Aluminum Co. *                                       100        100
              17,300     17,300   Ryerson Tull, Inc.                                                    198        198
               9,600      9,600   Schnitzer Steel Industries, Inc. - Cl. A                              581        581
                                                                                                              --------
                                                                                                                 1,902
                                  Multi - Utilities - 0.5%
    15,500               15,500   Duke Energy Co.                                            317                   317
    11,200               11,200   NiSource, Inc. *                                           246                   246
                                                                                                                   563
                                  Multiline Retail - 2.8%
               9,100      9,100   Big Lots, Inc. *                                                      129        129
     6,200                6,200   Costco Wholesale Corp.                                     231                   231
    12,600               12,600   Dillard's, Inc. - Cl. A *                                  207                   207
              15,000     15,000   Footstar, Inc. *                                                       58         58
              19,600     19,600   Insight Enterprises, Inc. *                                           368        368
              62,600     62,600   Saks, Inc. *                                                          942        942
              33,500     33,500   Shopko Stores, Inc. *                                                 511        511
              21,300     21,300   Stage Stores, Inc. *                                                  594        594
               5,900      5,900   Zale Corp. *                                                          314        314
                                                                                                              --------
                                                                                                                 3,354
                                  Oil & Gas - 4.5%
     6,400                6,400   Amerada Hess Corp. *                                       340                   340
     5,300                5,300   BG plc - ADR                                               138                   138
    25,700               25,700   Diamond Offshore Drilling, Inc. *                          527                   527
              10,500     10,500   Houston Exploration Co. *                                             383        383
     5,200                5,200   Kerr-McGee Corp. *                                         242                   242
     7,400                7,400   Marathon Oil Corp. *                                       245                   245
     6,700                6,700   NRG Energy, Inc. *                                         147                   147
               4,200      4,200   Oneok, Inc.                                                            93         93
              13,275     13,275   Patina Oil & Gas Corp.                                                650        650
               2,700      2,700   Stone Energy Corp. *                                                  115        115
              29,400     29,400   Sunoco, Inc. *                                                      1,504      1,504
              49,800     49,800   Tesoro Petroleum Corp. *                                              725        725
              17,700     17,700   Vintage Petroleum, Inc.                                               213        213
                                                                                                              --------
                                                                                                                 5,322
                                  Paper & Forest Products - 1.2%
              24,000     24,000   Boise Cascade Corp. *                                                 789        789
     2,500                2,500   Bowater, Inc.                                              116                   116
     6,600                6,600   MeadWestvaco Corp. *                                       196                   196
     8,400                8,400   Potlatch Corp.                                             292                   292
                                                                                                              --------
                                                                                                                 1,393
                                  Personal Products - 0.5%
              26,300     26,300   Nu Skin Enterprises, Inc. - Cl. A *                                   450        450
               6,000      6,000   Perrigo Co. *                                                          94         94
                                                                                                              --------
                                                                                                                   544
                                  Pharmaceuticals - 2.6%
              18,650     18,650   American Pharmaceutical Partners, Inc *                               627        627
     3,700                3,700   Andrx Corp. *                                               89                    89
              17,800     17,800   Endo Pharmaceuticals Holdings *                                       343        343
              18,000     18,000   Enzon, Inc. *                                                         216        216
    14,300               14,300   King Pharmaceuticals, Inc. *                               218                   218
              29,400     29,400   Kos Pharmaceuticals, Inc. *                                         1,265      1,265
               3,550      3,550   LANNETT Co., Inc. *                                                    60         60
               4,700      4,700   Pharmaceutical Resources, Inc. *                                      306        306
                                                                                                              --------
                                                                                                                 3,124
                                  Real Estate Investment Trust - 4.2%
               2,100      2,100   AMLI Residential Properties Trust                                      56         56
     5,400                5,400   Apartment Investment & Management Co.                      186                   186
              35,400     35,400   Arden Realty Group, Inc.                                            1,074      1,074
               2,900      2,900   CarrAmerica Realty Corp.                                               86         86
               4,900      4,900   Commercial Net Lease Realty, Inc.                                      87         87
               6,700      6,700   Entertainment Properties Trust                                        233        233
               8,500      8,500   FelCor Lodging Trust, Inc.                                             94         94
               4,600      4,600   Glenborough Realty Trust, Inc.                                         92         92
               4,300      4,300   Healthcare Realty Trust, Inc.                                         154        154
             133,400    133,400   HRPT Properties Trust                                               1,346      1,346
              10,500     10,500   LTC Properties                                                        155        155
              20,400     20,400   Mack-Cali Realty LP *                                                 849        849
               5,000      5,000   National Health, Inc.                                                 124        124
               2,200      2,200   PAN Pacific Retail Properties, Inc.                                   105        105
     2,400                2,400   Reckson Associates Realty Corp.                             59                    59
               2,100      2,100   Regency Centers Corp.                                                  84         84
              12,100     12,100   Senior Housing Trust                                                  208        208
                                                                                                              --------
                                                                                                                 4,992
                                  Real Estate Operations - 0.9%
              53,700     53,700   La Quinta Corp. - Cl. B                                               344        344
              10,400     10,400   LNR Property Corp.                                                    515        515
               4,300      4,300   Redwood Trust, Inc.                                                   219        219
                                                                                                              --------
                                                                                                                 1,078
                                  Road & Rail - 1.1%
               2,900      2,900   Florida East Coast Industries, Inc.                                    96         96
              17,600     17,600   Hunt Jersey Transport Services, Inc.                                  475        475
               1,600      1,600   Landstar Systems, Inc. *                                               61         61
     1,700    15,000     16,700   Ryder System, Inc.                                          58        512        570
               4,800      4,800   Werner Enterprises, Inc. *                                             94         94
                                                                                                              --------
                                                                                                                 1,296
                                  Semiconductor Equipment & Products - 2.0%
               5,900      5,900   Amkor Technologies, Inc. *                                            107        107
              29,600     29,600   Atmel Corp. *                                                         178        178
               2,200      2,200   International Rectifier Corp. *                                       109        109
              85,800     85,800   LSI Logic Corp. *                                                     761        761
              23,000     23,000   Photronics, Inc. *                                                    458        458
              16,600     16,600   Silicon Laboratories, Inc. *                                          718        718
                                                                                                              --------
                                                                                                                 2,331
                                  Software - 2.9%
              10,800     10,800   Ascential Software Corp.                                              280        280
    18,500               18,500   BMC Software, Inc. *                                       345                   345
    11,200               11,200   Cadence Design Systems, Inc. *                             201                   201
              12,100     12,100   FileNet Corp. *                                                       328        328
              13,600     13,600   Group 1 Software, Inc.                                                240        240
              13,100     13,100   Gtech Holdings Corp.                                                  648        648
              14,300     14,300   Keane, Inc. *                                                         209        209
               7,050      7,050   Kronos, Inc. *                                                        279        279
    14,800               14,800   Network Associates, Inc. *                                 223                   223
               7,100      7,100   QAD, Inc. *                                                            87         87
              11,500     11,500   SeaChange International, Inc.                                         177        177
               4,100      4,100   Sohu.com, Inc.                                                        123        123
               6,200      6,200   Sybase, Inc. *                                                        128        128
              20,300     20,300   Tradestation Group, Inc.                                              180        180
                                                                                                              --------
                                                                                                                 3,448
                                  Specialty Retail - 2.4%
              33,400     33,400   Blockbuster, Inc. - Cl. A                                             599        599
               4,800      4,800   Brookstone, Inc. *                                                    102        102
     4,900                4,900   Gap, Inc.                                                  114                   114
               2,100      2,100   Hughes Supply, Inc.                                                   104        104
     2,700                2,700   KMart Holding Corp.                                         64                    64
               9,900      9,900   Movie Gallery, Inc. *                                                 185        185
              25,900     25,900   Petco Animal Supplies, Inc. *                                         789        789
              14,000     14,000   Select Comfort Corp. *                                                347        347
               4,800      4,800   Sonic Automotive, Inc. - Cl. A *                                      110        110
              13,900     13,900   The Finish Line - Cl. A *                                             417        417
                                                                                                              --------
                                                                                                                 2,831
                                  Textiles & Apparel - 0.6%
               2,700      2,700   Brown Shoe Co., Inc. *                                                103        103
               9,400      9,400   K-Swiss, Inc. - Cl. A                                                 226        226
    20,500    45,000     65,500   Unifi, Inc. *                                              132        290        422
                                                                                                              --------
                                                                                                                   751
                                  Tobacco - 1.1%
              23,400     23,400   R.J. Reynolds Tobacco Holdings, Inc.                                1,361      1,361
                                                                                                              --------
                                                                                                                 1,361
                                  Trading Companies & Distributors - 0.2%
               4,700      4,700   ACETO Corp.                                                           120        120
     1,900                1,900   CDW Corp.                                                  110                   110
                                                                                                              --------
                                                                                                                   230
                                  Wireless Telecommunications Services - 1.4%
     4,900    10,800     15,700   Telephone and Data Systems, Inc.                           306        676        982
              19,100     19,100   United States Cellular Corp. *                                        678        678
                                                                                         -------   --------   --------
                                                                                                                 1,660

                                  TOTAL COMMON STOCK (Cost $98,004) - 97.9%              $23,289   $ 92,556    115,845

                                  PUBLICLY-TRADED BONDS

                                  Electric Utilities - 0.0%
                                  Xcel Energy, Inc. - Sr. Notes 144A (a)
         7                    7   7.5% due 11/21/07                                      $    11                    11
                                                                                                              --------
                                                                                                                    11

                                  Wireless Telecommunications Services - 0.0%
                                  United States Cellular Corp. - Notes

        75                   75   0.0% due 06/15/15                                           36                    36
                                                                                         -------              --------
                                                                                                                    36

                                  TOTAL PUBLICLY-TRADED BONDS (Cost $42) - 0.0%               47                    47
                                                                                         -------              --------

                                  INVESTMENT COMPANIES HELD
                                  AS COLLATERAL ON LOANED
                                  SECURITIES (Cost $11,825) - 10.0%

                                  State Street Navigator Securities

              11,835     11,835   Lending Portfolio                                                $ 11,835     11,835
                                                                                         -------   --------   --------
                                                                                                   $ 11,835     11,835
                                  SHORT-TERM INVESTMENTS
               1,200      1,200   Investment in joint repurchase agreement with                       1,200      1,200
                                  Goldman Sachs & Co., 0.995% due 01/02/04

                                  Investment in joint trading account
     1,081                1,081   1.061% due 01/02/04                                      1,081                 1,081
                                                                                         -------   --------   --------
                                  TOTAL SHORT TERM INVESTMENTS (Cost $2,281) - 1.9%        1,081      1,200      2,281

                                  TOTAL INVESTMENTS (Cost $112,162) -  109.8%             24,417    105,591    130,008

                                  Payables, less cash and receivables - (9.8)%                73    (11,689)   (11,616)
                                                                                         -------   --------   --------
                                  NET ASSETS - 100.0%                                    $24,490   $ 93,902   $118,392

                                  * Non-income producing security.
                                  See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -SMALL CAP GROWTH FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - SMALL CAP EMERGING GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - December 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                                   Small Cap
                                                                                     Small Cap                      Emerging
                                                                  Small Cap          Emerging                     Growth Fund
                                                                    Growth            Growth         Pro Forma     Pro Forma
                                                               Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                               ---------------   ----------------   -----------   -----------
ASSETS
Long term investments at cost (including $37,349 and $19,013 of securities loaned in the Small Cap Growth Fund and
   the Small Cap Emerging Growth Fund, respectively)               $119,666          $ 71,940                      $ 191,606
Net unrealized appreciation of investments                           24,996            13,871                         38,867
Short-term investments at value                                      44,354            20,806                         65,160
                                                                   --------          --------                      ---------
   Total investments                                                189,016           106,617                        295,633
Receivable for:
   Investments sold                                                     142             1,508                          1,650
   Dividends                                                             44                --                             44
                                                                   --------          --------                      ---------
   Total assets                                                     189,202           108,125                        297,327
                                                                   --------          --------                      ---------
LIABILITIES
Payables for:
   Investments purchased                                                --                568                            568
   Fund shares purchased                                              1,098             1,301                          2,399
   Collateral for securities on loan                                 38,799            19,675                         58,474
   Merger expenses                                                                                      155 B            155
   Other liabilities                                                     28                 2                             30
                                                                   --------          --------        ------        ---------
Total liabilities                                                    39,925            21,546           155           61,626
                                                                   --------          --------        ------        ---------
Net assets                                                         $149,277          $ 86,579        $ (155)       $ 235,701
                                                                   ========          ========        ======        =========
Shares of beneficial interest outstanding                            14,349            10,684        $4,061 A         29,094
                                                                   --------          --------                      ---------
Net asset value per share                                          $  10.40          $   8.10                      $    8.10
                                                                   ========          ========                      =========
Composition of net assets:
   Capital paid-in                                                 $223,754          $ 94,993        $ (155)B      $ 318,592
   Accumulated net realized gain (loss) on investments,
      futures and foreign currency transactions                     (99,473)          (22,285)                      (121,758)
   Net unrealized appreciation of:
      Investments:                                                   24,996            13,871                         38,867
                                                                   --------          --------        ------
Net assets                                                         $149,277          $ 86,579        $ (155)       $ 235,701
                                                                   ========          ========        ======        =========


A Shares of the Acquired Fund are exchanged for the Acquiring Fund upon consumation of the reorganization. Includes 19 thousand shares as adjustment for merger expenses.

B    Estimated amount of non-recurring expenses of the reorganization.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -SMALL CAP GROWTH FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - SMALL CAP EMERGING GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                          Small Cap
                                                                            Small Cap                      Emerging
                                                         Small Cap          Emerging                     Growth Fund
                                                          Growth             Growth         Pro Forma     Pro Forma
                                                      Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                      ---------------   ----------------   -----------   -----------
INVESTMENT INCOME:
   Interest                                               $    57           $    47                        $   104
   Dividends                                                  252               253                            505
   Securities lending                                          64                34                             98
                                                          -------           -------                       --------
   Total income                                               373               334                        $   707
                                                          -------           -------                       --------
EXPENSES:
   Investment advisory fee                                  1,380               659           (28) A         2,011
   Auditors fees                                               19                 8                             27
   Custodian fees                                             124                89           (20) B           193
   Legal fees                                                  20                 4                             24
   Printing & mailing fees                                     50                22            (3) B            69
   Trustees' fees                                               4                 2                              6
   Other fees                                                   6                 2                              8
                                                          -------           -------          ----         --------
Total expenses                                              1,603               786           (51)           2,338 C
   Less expenses reimbursed                                   (86)              (62)                          (148)
   Less custodian expense reduction offset by
      commission recapture arrangement                         --                (6)                            (6)
                                                          -------           -------          ----         --------
Net expenses                                                1,517               718           (51)           2,184
                                                          -------           -------          ----         --------
Net investment income                                      (1,144)             (384)           51           (1,477)
                                                          -------           -------          ----         --------
REALIZED AND UNREALIZED GAIN

Net realized gain (loss) on investments                    (6,450)           (4,652)                       (11,102)
Change in unrealized appreciation (depreciation) on
   investments                                             40,426            32,639                         73,065
                                                          -------           -------          ----         --------
Net realized and unrealized gain                           33,976            27,987                         61,963
                                                          -------           -------          ----         --------
Net increase (decrease) in net assets
   resulting from operations                              $32,832           $27,603          $ 51         $ 60,486
                                                          =======           =======          ====         ========

A Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.

B Decreases reflect the elimination of duplicate expenses achieved by merging the funds.

C One time transaction fees relating directly to the fund merger were not considered in the proforma statement of operations. Estimated one time transaction fees are $155,000.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - SMALL CAP GROWTH
JOHN HANCOCK VARIABLE SERIES TRUST I - SMALL CAP EMERGING GROWTH
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - December 31, 2003 (Unaudited)
(showing percentage of combined pro forma total value of investments)
--------------------------------------------------------------------------------

             Small Cap                                                                                   Small Cap
   Small     Emerging                                                                          Small      Emerging
Cap Growth     Growth     Proforma                                                          Cap Growth     Growth    Proforma
   Fund        Fund       Combined    Name of Issuer                                           Fund         Fund     Combined
----------   ---------   ----------   ---------------------------------------------------   ----------   ---------   --------

          Shares/Par Value                                                                         Market Value (000's)
-----------------------------------                                                         ---------------------------------
                                      COMMON STOCK
                                      Aerospace & Defense - 1.2%
    29,750                   29,750   Engineered Support Systems, Inc. *                     $   1,638               $  1,638
                22,700       22,700   Moog, Inc. - Cl. A *                                               $  1,121       1,121
                         ----------                                                                                  --------
                             52,450                                                                                     2,759
                                      Air Freight & Couriers - 1.6%
    39,250      34,550       73,800   Forward Air Corp. *                                        1,079        950       2,029
    44,250                   44,250   United Technologies Worldwide, Inc.                        1,679                  1,679
                         ----------                                                                                  --------
                            118,050                                                                                     3,708
                                      Airlines - 1.6%
   102,200                  102,200   Airtran Holdings, Inc. *                                   1,216                  1,216
    51,850                   51,850   America West Holdings Corp. - Cl. B *                        643                    643
                91,990       91,990   AMR Corp. *                                                           1,191       1,191
                26,270       26,270   Arkansas Best Corp.                                                     825         825
                         ----------                                                                                  --------
                            272,310                                                                                     3,875
                                      Automobiles - 0.9%
    23,850                   23,850   Borg-Warner Automotive, Inc.                               2,029                  2,029
                         ----------                                                                                  --------
                             23,850                                                                                     2,029
                                      Banks - 3.7%
                29,770       29,770   Amcore Financial, Inc.                                                  804         804
    32,800                   32,800   East West Bancorp, Inc. *                                  1,761                  1,761
                40,400       40,400   First Niagara Financial Group, Inc.                                     602         602
                12,750       12,750   Hancock Holding Co.                                                     696         696
    35,384                   35,384   New North Nova Corp. Pennsylvania *                        1,254                  1,254
    32,700                   32,700   Southwest Bancorporation of Texas, Inc. *                  1,271                  1,271
    28,480                   28,480   Texas Regional Bancshares, Inc.                            1,054                  1,054
    32,650                   32,650   UCBH Holdings, Inc.                                        1,272                  1,272
                         ----------                                                                                  --------
                            244,934                                                                                     8,714
                                      Biotechnology  - 4.9%
                58,000       58,000   Abgenix, Inc. *                                                         723         723
                67,120       67,120   Alkermes, Inc. *                                                        906         906
    66,750      34,590      101,340   Ciphergen Biosystems, Inc. *                                 750        389       1,139
                21,900       21,900   CV Therapeutics, Inc. *                                                 321         321
                60,047       60,047   Exelixis, Inc. *                                                        425         425
    90,500                   90,500   General Probe, Inc. *                                      3,301                  3,301
    72,500                   72,500   ILEX Oncology, Inc. *                                      1,541                  1,541
                22,610       22,610   Kosan Biosciences, Inc. *                                               223         223
                19,020       19,020   Telik, Inc. *                                                           437         437
   397,900                  397,900   Xoma, Ltd. *                                               2,626                  2,626
                         ----------                                                                                  --------
                            910,937                                                                                    11,642
                                      Chemicals - 0.6%
    64,000                   64,000   Airgas, Inc. *                                             1,375                  1,375
                         ----------                                                                                  --------
                             64,000                                                                                     1,375
                                      Commercial Services & Supplies - 7.4%
    27,300                   27,300   Corporate Executive Board Co. *                            1,274                  1,274
                96,750       96,750   DiamondCluster, Inc. *                                                  987         987
    47,200                   47,200   Factset Research Systems, Inc.                             1,804                  1,804
                26,970       26,970   Gevity HR, Inc. *                                                       600         600
    15,900                   15,900   Global Payments, Inc.                                        749                    749
                29,840       29,840   LEGC Corp.                                                              683         683
                20,540       20,540   MDC Holdings, Inc.                                                    1,325       1,325
                66,260       66,260   MPS Group, Inc. *                                                       619         619
    46,950                   46,950   Overnite Corp. *                                           1,068                  1,068
                34,440       34,440   Sirva, Inc. *                                                           673         673
    30,250                   30,250   Stericycle, Inc. *                                         1,413                  1,413
                 6,210        6,210   Strayer Education, Inc.                                                 676         676
                73,200       73,200   The Bisys Group, Inc. *                                               1,089       1,089
                 6,600        6,600   Universal Technical Institute, Inc. *                                   198         198
                12,220       12,220   University of Phoenix Online *                                          842         842
    88,850                   88,850   Visx, Inc. *                                               2,057                  2,057
    36,250                  629,480   Waste Connections, Inc. *                                  1,369                  1,369
                         ----------                                                                                  --------
                                                                                                                       17,426
                                      Communications Equipment - 4.5%
    54,100                   54,100   Advanced Fibre Communications, Inc. *                      1,090                  1,090
               132,330      132,330   American Tower Corp. - Cl. A                                          1,432       1,432
    93,600                   93,600   Foundry Networks, Inc. *                                   2,561                  2,561
   112,650                  112,650   McData Corp. *                                             1,074                  1,074
                35,410       35,410   Plantronics, Inc. *                                                   1,156       1,156
                34,290       34,290   Polycom, Inc. *                                                         669         669
   129,750                  129,750   Remec, Inc.                                                1,091                  1,091
    93,600                   93,600   Tekelec, Inc. *                                            1,455                  1,455
                         ----------                                                                                  --------
                            685,730                                                                                    10,528
                                      Computers & Peripherals - 2.6%
    65,700                   65,700   Digital River, Inc. *                                      1,452                  1,452
                 1,730        1,730   Dot Hill Systems Corp. *                                                 26          26
                47,960       47,960   Overland Storage, Inc. *                                                902         902
    63,900                   63,900   ScanSource, Inc. *                                         2,915                  2,915
               101,610      101,610   Tumbleweed Communications Corp. *                                       851         851
                         ----------                                                                                  --------
                            280,900                                                                                     6,146
                                      Construction & Engineering - 0.8%
                50,040       50,040   Navigant Consulting, Inc. *                                             944         944
                26,170       34,290   Washington Group International, Inc. *                                  889         889
                         ----------                                                                                  --------
                             84,330                                                                                     1,833
                                      Diversified Financials - 1.6%
    40,850      15,170       56,020   Affiliated Managers Group, Inc. *                          2,843      1,056       3,899
                         ----------                                                                                  --------
                             56,020                                                                                     3,899
                                      Diversified Telecommunication Services - 1.4%
   181,800     121,580      303,380   Crown Castle International Corp. *                         2,005      1,341       3,346
                         ----------                                                                                  --------
                            303,380                                                                                     3,346
                                      Electrical Equipment - 0.4%
                75,010       75,010   Techtronic Industries, Ltd. - ADR                                     1,041       1,041
                         ----------                                                                                  --------
                             75,010                                                                                     1,041
                                      Electronic Equipment & Instruments - 3.4%
    10,950                   10,950   Advanced Energy Industries, Inc. *                           285                    285
                55,280       55,280   Asyst Technologies, Inc. *                                              959         959
   127,050                  127,050   Caliper Technologies Corp. *                                 836                    836
     7,700                    7,700   Checkpoint Systems, Inc.                                     146                    146
   119,600                  119,600   Imax Corp. *                                                 946                    946
    82,600                   82,600   Itron, Inc. *                                              1,516                  1,516
    11,050                   11,050   Ixia *                                                       129                    129
               202,680      202,680   ON Semiconductor Corp. *                                              1,307       1,307
    49,700                   49,700   Trimble Navigation, Ltd.                                   1,851                  1,851
                         ----------                                                                                  --------
                            666,610                                                                                     7,975
                                      Energy Equipment & Services - 1.2%
    45,000                   45,000   Hydril Co. *                                               1,077                  1,077
                59,340       59,340   Quantum Fuel Technologies *                                             477         477
    83,750                   83,750   West Hampshire Energy Services, Inc. *                     1,357                  1,357
                         ----------                                                                                  --------
                            188,090                                                                                     2,911
                                      Finance - 0.4%
     1,900                    1,900   Nelnet, Inc. - Cl. A *                                        43                     43
                77,210       77,210   United Holdings Corp.                                                 1,008       1,008
                         ----------                                                                                  --------
                             79,110                                                                                     1,051
                                      Food Products - 0.7%
                36,490       36,490   Peets Coffee & Tea, Inc. *                                              635         635
               107,140      107,140   Sunopta, Inc. *                                                         989         989
                         ----------                                                                                  --------
                            143,630                                                                                     1,624
                                      Health Care Equipment & Supplies - 5.5%
                38,630       38,630   Abaxis, Inc.                                                            700         700
    26,924                   26,924   Advanced Neuromodulation Systems                           1,238                  1,238
    65,600                   65,600   American Medical Systems Holdings *                        1,430                  1,430
                32,640       32,640   DJ Orthopedics, Inc. *                                                  875         875
    27,450                   27,450   Integra Lifesciences Corp. *                                 786                    786
    59,950                   59,950   Kyphon, Inc. *                                             1,489                  1,489
                53,008       53,008   Merit Medical Systems, Inc. *                                         1,180       1,180
                27,890       27,890   Orthofix International *                                              1,366       1,366
    25,350      17,650       43,000   Respironics, Inc. *                                        1,143        796       1,939
                31,490       31,490   Wilson Greatbatch Technologies, Inc. *                                1,331       1,331
                17,410       17,410   Zoll Medical Corp. *                                                    608         608
                         ----------                                                                                  --------
                            423,992                                                                                    12,942
                                      Health Care Providers & Services - 3.4%
    37,600                   37,600   Advisory Co. *                                             1,313                  1,313
                18,250       18,250   Amsurg Corp.                                                            691         691
               221,290      221,290   Beverly Enterprises, Inc. *                                           1,901       1,901
    35,175                   35,175   eResearch Technology, Inc. *                                 894                    894
                25,100       25,100   Genesis Healthcare Corp. *                                              572         572
                35,415       35,415   Odyssey Healthcare, Inc. *                                            1,036       1,036
                28,900       28,900   Psychiatric Solutions, Inc. *                                           604         604
    22,450                   22,450   Renal Care Group, Inc. *                                     925                    925
                         ----------                                                                                  --------
                            424,180                                                                                     7,936
                                      Hotels, Restaurants & Leisure  - 4.2%
    57,461      51,450      108,911   Cumulus Media, Inc. - Cl. A *                              1,264      1,132       2,396
    67,400                   67,400   Panera Bread Co. - Cl. A *                                 2,665                  2,665
    32,150      25,830       57,980   Rare Hospitality International, Inc. *                       786        632       1,418
    45,050                   45,050   Redeemable Robingourmet Burgers, Inc.                      1,371                  1,371
                70,150       70,150   Scientific Games Corp. - Sr. Notes                                    1,193       1,193
                32,850       32,850   Wynn Resorts, Ltd. *                                                    920         920
                         ----------                                                                                  --------
                            382,341                                                                                     9,963
                                      Insurance - 2.0%
    33,000      29,540       62,540   Arch Capital Group, Ltd. *                                 1,315      1,177       2,492
               100,660      100,660   Healthextras, Inc. *                                                  1,349       1,349
                31,660       31,660   Platinum Underwriters Holdings                                          950         950
                                                                                                                        -----
                            194,860                                                                                     4,791
                                      Internet Software & Services - 3.8%
    55,746                   55,746   Avocent Corp. *                                            2,036                  2,036
   123,750                  123,750   Digital Insight Corp. *                                    3,082                  3,082
                50,800       50,800   Embarcadero Technologies, Inc. *                                        810         810
    33,350                   33,350   Packeteer, Inc. *                                            566                    566
                63,770       63,770   WebMethods, Inc. *                                                      584         584
    65,400                   65,400   Websense, Inc. *                                           1,912                  1,912
                         ----------                                                                                  --------
                            392,816                                                                                     8,990
                                      IT Consulting & Services - 0.4%
               153,920      153,920   Sapient Corp.                                                           862         862
                         ----------                                                                                  --------
                            153,920                                                                                       862
                                      Machinery - 1.6%
    28,000                   28,000   Clarcor, Inc. *                                            1,235                  1,235
    28,100                   28,100   ESCO Technologies, Inc. *                                  1,226                  1,226
    31,000                   31,000   Graco, Inc. *                                              1,243                  1,243
                         ----------                                                                                  --------
                             87,100                                                                                     3,704
                                      Media - 2.8%
     8,000                    8,000   Getty Images, Inc. *                                         401                    401
                59,990       59,990   GrayTelevision, Inc.                                                    907         907
     8,800                    8,800   Interactive Data Corp. *                                     146                    146
                30,810       30,810   Lin TV Corp. - Cl. A *                                                  795         795
    71,500                   71,500   Macrovision Corp. *                                        1,615                  1,615
               561,060      561,060   Sirius Satellite Radio, Inc. *                                        1,773       1,773
   126,700                  126,700   Tivo, Inc. *                                                 938                    938
                         ----------                                                                                  --------
                            866,860                                                                                     6,575
                                      Multiline Retail - 2.2%
    66,600                   66,600   Cost Plus, Inc. *                                          2,731                  2,731
                22,700       22,700   Freds, Inc.                                                             703         703
                48,580       48,580   Insight Enterprises, Inc. *                                             914         914
    38,474                   38,474   Pacific Sunwear of California, Inc. *                        812                    812
                         ----------                                                                                  --------
                            176,354                                                                                     5,160
                                      Oil & Gas - 3.2%
                47,210       47,210   Arch Coal, Inc.                                                       1,472       1,472
                27,570       27,570   Cabot Oil & Gas Corp. - Cl. A                                           809         809
    30,200                   30,200   Evergreen Resources, Inc. *                                  982                    982
                37,240       37,240   Fuelcell Energy, Inc.                                                   484         484
                28,800       28,800   OMI Corp. SHS                                                           257         257
                26,295       26,295   Patina Oil & Gas Corp.                                                1,288       1,288
    79,150                   79,150   Remington Oil & Gas Corp. *                                1,558                  1,558
                40,200       40,200   Whiting Petroleum Corp. *                                               740         740
                         ----------                                                                                  --------
                            316,665                                                                                     7,590
                                      Pharmaceuticals -  6.2%
                37,560       37,560   Atherogenics, Inc. *                                                    562         562
   105,650                  105,650   Atrix Labs, Inc. *                                         2,540                  2,540
    13,950                   13,950   Eon Labs, Inc. *                                             711                    711
    39,650                   39,650   Esperion Therapeutics *                                    1,372                  1,372
    78,150                   78,150   Impax Laboratories, Inc. *                                 1,124                  1,124
   114,150      34,980      149,130   Medicinesco                                                3,363      1,030       4,393
                29,800       29,800   NPS Pharmaceuticals, Inc. *                                             916         916
    96,050                   96,050   OSI Pharmaceuticals, Inc. *                                3,094                  3,094
                         ----------                                                                                  --------
                            549,940                                                                                    14,712
                                      Road & Rail - 1.4%
                28,020       28,020   Old Dominion Freight Lines, Inc. *                                      955         955
                26,000       26,000   Quality Distribution, Inc. Florida *                                    508         508
                48,000       48,000   Yellow Roadway Corp. *                                                1,736       1,736
                         ----------                                                                                  --------
                            102,020                                                                                     3,199
                                      Semiconductor Equipment & Products - 7.5%
                82,630       82,630   Aeroflex, Inc. *                                                        966         966
   113,700      30,920      144,620   Artisan Components, Inc.                                   2,331        634       2,965
                64,630       64,630   Ase Test, Ltd. *                                                        968         968
    21,500                   21,500   Atmi, Inc. *                                                 498                    498
               113,280      113,280   Chippac, Inc. - Cl. A *                                                 860         860
   253,250                  253,250   Conexant Systems, Inc. *                                   1,259                  1,259
    70,800                   70,800   FEI Co. *                                                  1,593                  1,593
                42,010       42,010   Genesis Microchip, Inc. *                                               758         758
   135,350                  135,350   LTX Corp. *                                                2,034                  2,034
                95,530       95,530   MEMC Electronic Materials, Inc. *                                       919         919
                27,790       27,790   Microsemi Corp. *                                                       683         683
                38,120       38,120   Pericom Semiconductor Corp. *                                           406         406
                64,760       64,760   Pixelworks, Inc. *                                                      715         715
    50,300      26,540       76,840   Semtech Corp. *                                            1,143        603       1,746
   154,300                  154,300   Skyworks Solutions, Inc.                                   1,342                  1,342
                         ----------                                                                                  --------
                          1,385,410                                                                                    17,712
                                      Software - 7.7%
                62,400       62,400   Agile Software Corp.                                                    618         618
   137,900                  137,900   Autodesk, Inc. *                                           3,390                  3,390
    35,100                   35,100   Barra, Inc.                                                1,246                  1,246
    39,700                   39,700   Borland Software Corp. *                                     386                    386
     8,400                    8,400   EPIQ Systems, Inc. *                                         144                    144
    59,550                   59,550   Hyperion Solutions Corp. *                                 1,795                  1,795
   147,450                  147,450   Informatica Corp.                                          1,519                  1,519
     3,800                    3,800   Kronos, Inc. *                                               150                    150
    64,700                   64,700   Macromedia, Inc. *                                         1,154                  1,154
                58,200       58,200   Network Associates, Inc. *                                              875         875
       700                      700   Open Solutions, Inc. *                                        12                     12
    63,100                   63,100   Progress Software Corp. *                                  1,291                  1,291
                74,190       74,190   Red Hat, Inc. *                                                       1,392       1,392
     4,200      25,890       30,090   Safenet, Inc. *                                              129        797         926
                38,100       38,100   Skillsoftpub Co., Ltd. - ADR *                                          330         330
    53,350                   53,350   Tradestation Group, Inc.                                     473                    473
    24,350                   24,350   Transaction Systems Architects, Inc. - Cl. A*                551                    551
    89,200                   89,200   Verint Systems, Inc. *                                     2,012                  2,012
                         ----------                                                                                  --------
                            990,280                                                                                    18,264
                                      Specialty Retail - 6.0%
    41,700      36,880       78,580   AC Moore Arts & Crafts, Inc. *                               803        710       1,513
    76,500                   76,500   Aeropostale *                                              2,098                  2,098
    24,700                   24,700   AnnTaylor Stores Corp.                                       963                    963
    31,750      10,270       42,020   Dicks Sporting Goods, Inc.                                 1,545        500       2,045
    70,800      95,830      166,630   Hollywood Entertainment Corp. *                              973      1,318       2,291
    90,673                   90,673   Hot Topic, Inc. *                                          2,671                  2,671
    69,700                   69,700   Select Comfort Corp. *                                     1,726                  1,726
                25,970       25,970   Sharper Image Corp. *                                                   848         848
                         ----------                                                                                  --------
                            574,773                                                                                    14,155
                                      Textiles & Apparel - 0.9%
                33,480       33,480   K-Swiss, Inc. - Cl. A                                                   806         806
    69,400                   69,400   Quiksilver, Inc. *                                         1,230                  1,230
 ---------   ---------   ----------                                                          ---------   --------    --------
                            102,880                                                                                     2,036
 6,596,617   5,434,725   12,031,342   TOTAL COMMON STOCK (Cost $191,606) -  97.7%              144,662     85,811     230,473

                                      INVESTMENT COMPANIES HELD
                                      AS COLLATERAL ON LOANED
                                      SECURITIES (Cost $58,474) - 24.8%
    38,799       19675       58,474   State Street Navigator Securities Lending Portfolio       38,799     19,675      58,474
 ---------   ---------   ----------                                                          ---------   --------    --------
                                      SHORT-TERM INVESTMENTS (Cost $6,686) - 2.8%
                                      Investment in joint trading account

     5,555       1,131        6,686   1.061% due 01/02/04                                        5,555      1,131       6,686
 ---------   ---------   ----------                                                          ---------   --------    --------
     126.6%      123.1%               TOTAL INVESTMENTS (Cost $256,766) - 125.3%               189,016    106,617     295,633

     -26.6%      -23.1%               Payables, less cash and receivables - (25.3)%            (39,739)   (20,038)    (59,777)
 ---------   ---------                                                                       ---------   --------    --------

 ---------   ---------                                                                       ---------   --------    --------
       100%        100%               NET ASSETS- 100.0%                                       149,277     86,579     235,856
 =========   =========                                                                       =========   ========    ========

                                      * Non-income producing security.
                                      ADR-American Depository Receipts.
                                      See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -OVERSEAS EQUITY FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - December 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                                          Overseas
                                                                        Overseas          Overseas                     Equity B Fund
                                                                         Equity           Equity B        Pro Forma      Pro Forma
                                                                    Fund (Acquired)   Fund (Acquiring)   Adjustments      Combined
                                                                    ---------------   ----------------   -----------   -------------
ASSETS
Long term investments at cost (including $16,314
   of securities loaned in the Overseas Equity B Fund)                  $37,218           $103,565                       $140,783
Net unrealized appreciation of investments                                9,647             20,261                         29,908
Short-term investments at value                                           2,977             18,586                         21,563
                                                                        -------           --------                       --------
   Total investments                                                     49,842            142,412                        192,254
Cash                                                                         22                 38                             60
Foreign currency (Cost of $42 and $989 in the Overseas Equity
   Fund and the Overseas Equity B Fund, respectively)                        42                987                          1,029
Receivable for:
   Investments sold                                                         232                 --                            232
   Fund shares sold                                                          84                 --                             84
   Interest                                                                   2                 --                              2
   Dividends                                                                 41                199                            240
   Unrealized appreciation in forward currency contracts                     27                 --                             27
   Other assets                                                               6                  7                             13
                                                                        -------           --------                       --------
   Total assets                                                          50,298            143,643                        193,941
                                                                        -------           --------                       --------
LIABILITIES
Payables for:
   Investments purchased                                                  1,058                 --                          1,058
   Fund shares purchased                                                     --                504                            504
   Unrealized depreciation in forward currency contracts                     61                 --                             61
   Merger expenses                                                                                            70 C             70
   Collateral for securities on loan                                         --             16,998                         16,998
   Other liabilities                                                          3                176                            179
                                                                        -------           --------          ----         --------
Total liabilities                                                         1,122             17,678            70           18,870
                                                                        -------           --------          ----         --------
Net assets B                                                            $49,176           $125,965          $(70)        $175,071
                                                                        =======           ========          ====         ========
Shares of beneficial interest outstanding                                 4,718             12,787           267 A         17,772
                                                                        -------           --------                       --------
Net asset value per share                                               $ 10.42           $   9.85                       $   9.85
                                                                        =======           ========                       ========
Composition of net assets:
   Capital paid-in                                                      $43,341           $154,114          $(70)C       $197,385
   Accumulated net realized gain (loss) on investments, futures
        and foreign currency transactions                                (3,773)           (48,243)                       (52,016)
   Undistributed net investment loss                                         (5)                --                             (5)
   Net unrealized appreciation of:
      Investments                                                         9,647             20,261                         29,908
      Translation of assets and liabilities in foreign currencies           (34)              (167)                          (201)
                                                                        -------           --------          ----         --------
Net assets                                                              $49,176           $125,965          $(70)        $176,071
                                                                        =======           ========          ====         ========


A Shares of the Acquired Fund are exchanged for the Acquiring Fund Upon Consumation of the reorganization. Inculdes 7 thousand shares as adjustment for merger expenses.

B The proforma figures for the net assets and net asset value per share do not reflect the withdrawal of seed money capital in July, 2004, in the amount of approximately $7 million from the Acquired Fund.

C    Estimated amount of non-recurring expenses of the reorganization.

     The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -OVERSEAS EQUITY FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                             Overseas
                                                           Overseas          Overseas                     Equity B Fund
                                                            Equity           Equity B        Pro Forma       Pro Forma
                                                       Fund (Acquired)   Fund (Acquiring)   Adjustments      Combined
                                                       ---------------   ----------------   -----------   --------------
INVESTMENT INCOME:
   Interest                                                $   157           $    25                         $   182
   Dividends                                                   556             2,093                           2,649
   Securities lending                                           --                78                              78
                                                           -------           -------                         -------
   Total income                                                713             2,196                         $ 2,909
                                                           -------           -------                         -------
EXPENSES:
   Investment advisory fee                                     377             1,136            (77) A         1,436
   Auditors fees                                                 5                13                              18
   Custodian fees                                              110               265            (59) B           316
   Legal fees                                                    2                 6                               8
   Printing & mailing fees                                       3                 9                              12
   Trustees' fees                                                1                 3                               4
   Other fees                                                    2                12                              14
                                                           -------           -------          -----          -------
Total expenses                                                 500             1,444           (136)           1,808 C
   Less expenses reimbursed                                    (87)             (207)                           (294)
   Less custodian expense reduction offset by
      commission recapture arrangement                          (1)               --                             (1)
                                                           -------           -------          -----          -------

Net expenses                                                   412             1,237           (136)           1,513
                                                           -------           -------          -----          -------
Net investment income                                          301               959            136            1,396
                                                           -------           -------          -----          -------
REALIZED AND UNREALIZED GAIN

Net realized gain (loss) on:
   Investments                                                (450)           (5,347)                         (5,797)
   Foreign currency transactions                               941               258                           1,199
Change in unrealized appreciation (depreciation) on:
   Investments                                              11,946            35,626                          47,572
   Translation of assets and liabilities in
      foreign currencies                                       (73)             (170)                           (243)
                                                           -------           -------          -----          -------
Net realized and unrealized gain                            12,364            30,367             --           42,731
                                                           -------           -------          -----          -------
Net increase (decrease) in net assets
   resulting from operations                               $12,665           $31,326          $ 136          $44,127
                                                           =======           =======          =====          =======

A Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.

B Decreases reflect the elimination of duplicate expense achieved by merging the funds.

C One time transaction fees relating directly to the fund merger were not considered in the proforma statement of operations. Estimated one time transaction fees are $70,000.

     The accompanying notes are an integral part of the financial statement.

JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B (formerly International
   Opportunities)
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - December 31, 2003
   (Unaudited)
(showing percentage of combined pro forma total value of investments)
--------------------------------------------------------------------------------

Overseas    Overseas                                                                               Overseas   Overseas
 Equity     Equity B    Proforma                                                                    Equity    Equity B   Proforma
  Fund        Fund      Combined                     Name of Issuer                                  Fund       Fund     Combined
--------   ---------   ---------   --------------------------------------------------              --------   --------   --------

        Shares/Par Value                                                                               Market Value (000's)
--------------------------------                                                                   ------------------------------
                                   COMMON STOCK

                                   Australia - 1.4%
   3,400                   3,400   Amcor, Ltd. (BE)                                                 $   21               $     21
  13,127                  13,127   Australia & New Zealand Banking Group, Ltd. (JP)                    175                    175
  16,000                  16,000   Brambles Industries, Ltd. (BO)                                       64                     64
              82,482      82,482   Broken Hill Proprietary Co., Ltd. * (BF)                                        757        757
              38,000      38,000   Coles Myer, Ltd. * (JF)                                                         216        216
  55,900                  55,900   Foster's Brewing Group, Ltd. (JG)                                   189                    189
   8,800                   8,800   National Australia Bank, Ltd. (JP)                                  198                    198
   8,719                   8,719   News Corp., Ltd. (JA)                                                79                     79
  20,400                  20,400   QBE Insurance Group, Ltd. (JR)                                      163                    163
   7,400                   7,400   Wesfarmers (BL)                                                     148                    148
   7,000                   7,000   Westpac Banking Corp., Ltd. (JP)                                     84                     84
  33,000                  33,000   WMC Resources, Ltd. (BB)                                            140                    140
  31,000                  31,000   WMC, Ltd. (BF)                                                      153                    153
  14,000                  14,000   Woolworth's, Ltd. (JF)                                              124                    124
                       ---------                                                                                         --------
                         339,228                                                                                            2,511
                                   Austria - 0.0%
     400                     400   Erste Bank (JP)                                                      49                     49
                       ---------                                                                                         --------
                             400                                                                                               49
                                   Belgium - 0.4%
              29,450      29,450   DEXIA * (JP)                                                                    507        507
               5,110       5,110   Fortis * (JR)                                                                   103        103
               3,008       3,008   UCB SA * (JO)                                                                   113        113
                       ---------                                                                                         --------
                          37,568                                                                                              723
                                   Canada - 3.1%
  17,900                  17,900   Abitibi Consolidated, Inc. (BG)                                     144                    144
   2,800      18,632      21,432   Alcan Aluminum, Ltd. (BF)                                           131         873      1,004
               9,800       9,800   Bank Nova Scotia Halifax - Bills * (FD)                                         499        499
  10,400                  10,400   BCE, Inc. (J1)                                                      233                    233
  69,500                  69,500   Bombardier, Inc. - Cl. B (BH)                                       294                    294
   1,900                   1,900   Great West Lifeco, Inc. (JR)                                         67                     67
   3,500      39,100      42,600   Inco, Ltd. (BF)                                                     140       1,563      1,703
   2,200                   2,200   Manulife Financial Corp. (JR)                                        71                     71
              16,280      16,280   Royal Bank of Canada (JP)                                                       778        778
   6,400                   6,400   Suncor Energy , Inc. (BB)                                           161                    161
  12,800                  12,800   TELUS Corp. (J1)                                                    240                    240
   5,500                   5,500   Thomson Corp. (BZ)                                                  200                    200
                       ---------                                                                                         --------
                         216,712                                                                                            5,394
                                   Denmark - 0.5%
   3,600      16,980      20,580   Novo Nordisk AS (JO)                                                146         691        837
     800                     800   Tele Danmark AS (J1)                                                 29                     29
                       ---------                                                                                         --------
                          21,380                                                                                              866
                                   Finland - 1.1%
  17,900      86,112     104,012   Nokia Oyj (JW)                                                      309       1,487      1,796
   7,100                   7,100   UPM-Kymmene Corp. (BG)                                              136                    136
                       ---------                                                                                         --------
                         111,112                                                                                            1,932
                                   France - 12.8%
   4,900                   4,900   Accor SA (BZ)                                                       222                    222
   1,900                   1,900   Air Liquide (BC)                                                    335                    335
              29,300      29,300   AXA * (JR)                                                                      626        626
  12,300      28,802      41,102   BNP Paribas (JP)                                                    773       1,812      2,585
  11,100                  11,100   Bouygues SA (J2)                                                    388                    388
              34,309      34,309   Caisse National Credit Agricole (JP)                                            818        818
   2,500                   2,500   Carrefour SA (JF)                                                   137                    137
              11,972      11,972   CIE De St. Gobain * (BI)                                                        585        585
   3,100                   3,100   Essilor International (JL)                                          160                    160
   8,800      37,300      46,100   France Telecom (J1)                                                 251       1,065      1,316
   2,000         950       2,950   Groupe Danone (JH)                                                  326         155        481
               4,125       4,125   Hermes International * (BY)                                                     797        797
   2,700       6,364       9,064   L'Oreal SA (JK)                                                     221         521        742
                 970         970   Lafarge SA * (BD)                                                                86         86
              10,612      10,612   LVMH * (Louis Vuitton Moet Hennessy) (BY)                                       772        772
               1,733       1,733   Pinault-Printemps-Redoute SA * (JD)                                             167        167
   6,600       2,331       8,931   Renault (BV)                                                        455         161        616
              13,081      13,081   Rhone-Poulenc SA * (JO)                                                         864        864
  20,500      20,009      40,509   Sanofi-Synthelabo SA (JO)                                         1,542       1,505      3,047
   3,200      10,780      13,980   Schneider SA (BK)                                                   209         705        914
   1,200       4,102       5,302   Societe Generale - Cl. A (JP)                                       106         362        468
                          35,576   Societe Television Francaise (JA)                                             1,247      1,247
              19,034      19,034   Sodexho Alliance SA * (BZ)                                                      573        573
   3,100      11,756      14,856   STMicroelectronics (J0)                                              84         318        402
              12,500      12,500   Thomson Multimedia * (JY)                                                       266        266
              17,353      17,353   Total Fina SA - Cl. B * (BB)                                                  3,223      3,223
  18,400       6,713      25,113   Vivendi Universal SA (JA)                                           447         163        610
                       ---------                                                                                         --------
                         421,972                                                                                           22,447
                                   Germany  - 2.8%
   2,700       2,728       5,428   Allianz AG (JR)                                                     340         344        684
               3,915       3,915   Bayer AG * (JL)                                                                 115        115
   3,400                   3,400   Bayerische Motoren Werke AG (BV)                                    157                    157
               8,572       8,572   Bayerische Vereinsbank AG * (JP)                                                198        198
   7,700                   7,700   DaimlerChrysler AG (BV)                                             359                    359
   3,800       8,835      12,635   Deutsche Bank AG (JP)                                               315         731      1,046
   1,122                   1,122   Deutsche Boerse AG (JQ)                                              61                     61
               3,545       3,545   E.On AG (J3)                                                                    231        231
               4,373       4,373   Gehe AG * (JM)                                                                  212        212
               2,143       2,143   Hypo Real Estate (JP)                                                            53         53
   7,300                   7,300   Infineon Technologies AG (J0)                                       101                    101
   2,828                   2,828   Muenchener Rueckversicherungs-Gesellschaft AG (JR)                  343                    343
               2,759       2,759   Rhoen-Klinikum AG * (JM)                                                        155        155
   1,300       1,660       2,960   SAP AG (JV)                                                         218         279        497
   6,200       1,952       8,152   Siemens AG (BL)                                                     496         156        652
   5,500                  76,832   Thyssen Krupp AG (BF)                                               109                    109
                       ---------                                                                                         --------
                         153,664                                                                                            4,973
                                   Hong Kong  - 1.7%
  18,000      37,000      55,000   Cheung Kong Holdings, Ltd. (JS)                                     142         293        435
             311,000     311,000   China Life Insurance Co., Ltd. * (JR)                                           254        254
             223,000     223,000   China Telecom, Ltd. * (J2)                                                      684        684
 110,000                 110,000   Hang Lung Properties (JS)                                           141                    141
   6,200                   6,200   Hang Seng Bank, Ltd. (JP)                                            81                     81
             126,000     126,000   Hong Kong & China Gas Co., Ltd. (J4)                                            192        192
              14,800      14,800   HSBC Holdings plc (JP)                                                          234        234
  10,000                  10,000   Hutchison Whampoa, Ltd. (BL)                                         73                     73
  44,000                  44,000   Johnson Electric Holdings, Ltd. (BK)                                 56                     56
 116,000                 116,000   Li & Fung, Ltd. (BO)                                                199                    199
  11,000      52,000      63,000   Sun Hung Kai Properties, Ltd. (JS)                                   91         429        520
  17,000               1,232,664   Swire Pacific, Ltd. - Cl. A (JQ)                                    105                    105
                       ---------                                                                                         --------
                       2,311,664                                                                                            2,974
                                   Hungary  - 0.4%
               5,680       5,680   Gedeon Richter * (JO)                                                           668        668
                       ---------                                                                                         --------
                           5,680                                                                                              668
                                   India - 1.9%
              68,000      68,000   HDFC Bank Ltd. * (JP)                                                           548        548
             168,940     168,940   Hindustan Lever Ltd. (JJ)                                                       760        760
               3,954       3,954   Infosys Technologies, Ltd. * (JU)                                               484        484
              96,000      96,000   Maruti Udyog (BO)                                                               794        794
             212,600     336,894   Zee Telefilms Ltd. (JA)                                                         701        701
                       ---------                                                                                         --------
                         673,788                                                                                            3,287

                                   Italy - 3.3%
              49,920      49,920   Alleanza Assicurazioni * (JR)                                                   546        546
   3,100                   3,100   Assicurazioni Generali (JR)                                          82                     82
              60,327      60,327   Banca Intesa SpA (JP)                                                           236        236
              13,000      13,000   BCP Pop Veron (JP)                                                              220        220
  14,200      71,172      85,372   ENI * (BB)                                                          268       1,342      1,610
              17,601      17,601   Mediaset SpA * (JA)                                                             209        209
              22,795      22,795   Mediolanum SpA * (JQ)                                                           179        179
             316,563     316,563   Telecom Italia (J1)                                                             772        772
             115,070     115,070   Telecom Italia Mobile SpA (J2)                                                  625        625
  17,400     233,893     251,293   UniCredito Italiano SpA (JP)                                         94       1,261      1,355
                       ---------                                                                                         --------
                       1,608,829                                                                                            5,834

                                   Japan  - 16.9%
   2,000                   2,000   Advantest (J0)                                                      159                    159
   1,600                   1,600   Aiful Corp. (JQ)                                                    117                    117
   4,000      13,000      17,000   Canon, Inc. (JZ)                                                    186         605        791
              14,900      14,900   Credit Saison Co., Ltd. (JQ)                                                    337        337
  10,000      17,000      27,000   Dai-Nippon Printng Co., Ltd. (BO)                                   140         239        379
              11,100      11,100   Daito Trust Construction Co., Ltd. (BJ)                                         329        329
   9,000      36,000      45,000   Daiwa House Industry Co., Ltd. (BW)                                  96         383        479
  12,000      70,000      82,000   Daiwa Securities Group, Inc. (JQ)                                    82         476        558
              13,200      13,200   Denso Corp. (BU)                                                                260        260
   3,200       3,500       6,700   Fanuc, Ltd. (BM)                                                    192         210        402
   3,000                   3,000   Fuji Photo Film (BX)                                                 97                     97
                  44          44   Fuji Television Network, Inc. (JA)                                              238        238
              18,100      18,100   Fujisawa Pharmaceutical Co., Ltd. * (JO)                                        386        386
               2,700       2,700   Funai Electric Co. (JY)                                                         371        371
   2,100                   2,100   Hirose Electric Co., Ltd. (JY)                                      241                    241
   2,000      14,900      16,900   Honda Motor Co. (BV)                                                 89         662        751
   2,400       2,500       4,900   Hoya Corp. (JY)                                                     220         230        450
  52,000                  52,000   Japan Airlines (BQ)                                                 137                    137
                 264         264   Japan Telecom Co. * (J1)                                                        707        707
  13,000                  13,000   Jusco Co., Ltd. (JD)                                                436                    436
   9,700                   9,700   Kansai Electric Power Co., Inc. (J3)                                170                    170
               1,300       1,300   Keyence Corp. (JY)                                                              274        274
              25,000      25,000   Kirin Brewery Co. * (JG)                                                        213        213
               2,600       2,600   Kyocera Corp. * (JY)                                                            173        173
              29,500      29,500   Marui Co., Ltd. * (JD)                                                          372        372
      15                      15   Millea Holdings, Inc. (JR)                                          196                    196
  23,000      34,000      57,000   Mitsubishi Corp. (BN)                                               244         360        604
  27,000      49,000      76,000   Mitsubishi Estate Co., Ltd. (JS)                                    256         465        721
  33,000      54,000      87,000   Mitsubishi Heavy Industries, Ltd. (BM)                               92         150        242
  33,000                  33,000   Mitsubishi Motor (BV)                                                67                     67
  17,000      95,000     112,000   Mitsui Fudosan Co., Ltd. (JS)                                       154         858      1,012
  33,000                  33,000   Mitsui Marine & Fire Insurance Co., Ltd. (JR)                       271                    271
              53,000      53,000   Mitsui Trust Holdings (JP)                                                      296        296
   2,700                   2,700   Murata Manufacturing Co., Ltd. (JY)                                 146                    146
  73,000      13,000      86,000   NEC Corp. (JX)                                                      538          96        634
     900                     900   Nidec Corp. (JY)                                                     86                     86
  23,000                  23,000   Nikko Securities Co., Ltd. (JQ)                                     128                    128
   5,000                   5,000   Nikon Corp. (J0)                                                     75                     75
   1,300                   1,300   Nintendo Corp., Ltd. (BW)                                           121                    121
  62,000                  62,000   Nippon Steel Co. (BF)                                               133                    133
                  66          66   Nippon Telegraph & Telephone Corp. * (J1)                                       318        318
  36,000      23,300      59,300   Nissan Motor Acceptance Corp. (BV)                                  411         266        677
   4,900                   4,900   Nitto Denko Corp. (BK)                                              261                    261
  11,000      78,000      89,000   Nomura Securities Co., Ltd. (JQ)                                    187       1,329      1,516
                 328         328   NTT Mobile Communications Network, Inc. * (J2)                                  744        744
              36,000      36,000   Oji Paper Co. (BG)                                                              233        233
              39,000      39,000   Oki Electric Industry Co. * (J1)                                                153        153
                                   Japan - Continued
   3,500       1,700       5,200   Orix Corp. (JQ)                                                     289         141        430
   6,000                   6,000   Ricoh Co., Ltd. (JZ)                                                118                    118
   2,600       4,900       7,500   Rohm Co., Ltd. (J0)                                                 305         574        879
  12,000                  12,000   Sankyo Co., Ltd. (JO)                                               226                    226
              26,500      26,500   Secom Co. * (BO)                                                                989        989
  21,000      32,000      53,000   Sekisui House, Ltd. (BW)                                            217         331        548
              26,000      26,000   Seven-Eleven Japan * (JF)                                                       789        789
   1,400                   1,400   Shimamura Co., Ltd. (JE)                                             95                     95
   2,600       7,900      10,500   Shin-Etsu Chemical Co. (BC)                                         106         323        429
  18,000                  18,000   Shionogi & Co., Ltd. (JO)                                           335                    335
   1,500       2,900       4,400   SMC Corp. (BM)                                                      187         361        548
   1,000                   1,000   Softbank Corp. (JT)                                                  31                     31
               6,600       6,600   Sony Corp. * (JY)                                                               229        229
  39,000                  39,000   Sumitomo Chemical Co. (BC)                                          161                    161
              16,000      16,000   Sumitomo Corp. (BO)                                                             119        119
   6,000                   6,000   Sumitomo Forestry Co. (BG)                                           51                     51
             270,000     270,000   Sumitomo Metal Industries (BF)                                                  267        267
                 127         127   Sumitomo Mitsui GR (JP)                                                         677        677
  23,000      22,000      45,000   Suzuki Motor Corp. (BV)                                             340         326        666
   9,000                   9,000   Taiyo Yuden Co., Ltd. (JY)                                          118                    118
               3,900       3,900   Takeda Chemical Industries * (BC)                                               155        155
              71,000      71,000   Teijin, Ltd. (BC)                                                               209        209
   7,500                   7,500   Tokyo Electron, Ltd. (J0)                                           570                    570
  14,000                  14,000   Toray Industries, Inc. (BC)                                          59                     59
   6,000                   6,000   Tostem Corp. (BI)                                                   116                    116
               7,100       7,100   Toyoda Gosei (BU)                                                               205        205
   7,300      16,200      23,500   Toyota Motor Corp. (BV)                                             247         547        794
                 157         157   UFJ Holdings, Inc. * (JP)                                                       755        755
              16,000      16,000   Uniden Corp. * (JW)                                                             294        294
      20                      20   Yahoo Japan Corp. (JT)                                              269                    269
   3,000      18,400      21,400   Yamanouchi Pharmaceutical Co., Ltd. (JO)                             93         572        665
   7,000      17,000      24,000   Yamato Transport Co., Ltd. (BP)                                      82         200        282
  12,000                  12,000   Yasuda F & M Insurance (JR)                                          99                     99
                       ---------                                                                                         --------
                       2,031,921                                                                                           29,638
                                   Luxembourg - 0.0%
               3,830       3,830   Society Europeenne des Satellites (JA)                                           39         39
                       ---------                                                                                         --------
                           3,830                                                                                               39
                                   Malaysia - 0.9%
             269,000     269,000   Astro All Asia Net * (JA)                                                       313        313
             848,700     848,700   Magnum Corp. Berhad * (BZ)                                                      621        621
             218,800     218,800   Resorts World Berhad * (BZ)                                                     581        581
                       ---------                                                                                         --------
                       1,336,500                                                                                            1,515
                                   Mexico - 0.9%
             195,000     195,000   Cifra SA de CV - Ser. V * (JD)                                                  556        556
              91,500      91,500   Fomento Economico Mexicano SA de CV * (JG)                                      338        338
             708,000     708,000   GF BBVA Bancomer - Ser. B (JP)                                                  605        605
                       ---------                                                                                         --------
                         994,500                                                                                            1,499
                                   Netherlands - 5.6%
  30,148                  30,148   ABN Amro Holding NV (JP)                                            705                    705
  13,763                  13,763   Aegon NV (JR)                                                       203                    203
               1,250       1,250   Akzo Nobel NV * (BC)                                                             48         48
   4,500      31,890      36,390   ASM Lithography Holding NV (J0)                                      89         632        721
  13,200      19,940      33,140   Elsevier NV (JA)                                                    164         248        412
               8,410       8,410   Fortis * (JR)                                                                   169        169
     900                     900   Heineken Holding (JG)                                                31                     31
  16,300                  16,300   Heineken NV (JG)                                                    620                    620
  17,447      51,650      69,097   ING Groep NV (JQ)                                                   406       1,203      1,609
   3,600      37,381      40,981   Koninklijke (Royal) Philips Electronics NV (JY)                     105       1,090      1,195
  57,900      82,400     140,300   Koninklijke KPN NV (JY)                                             446         635      1,081
   2,900      19,315      22,215   Koninklijke Numica NV (JY)                                           80         533        613
  22,800       7,020      29,820   Royal Dutch Petroleum Co. (BB)                                    1,201         370      1,571
   3,800                   3,800   TNT Post Group NV (BP)                                               89                     89
   6,327      10,457      16,784   VNU NV (JA)                                                         200         330        530
              15,295      15,295   Wolters Kluwer NV * (JA)                                                        239        239
                       ---------                                                                                         --------
                         478,593                                                                                            9,836
                                   New Zealand  - 0.0%
     436                     436   Telecom Corp. of New Zealand, Ltd. (J1)                               1                      1
                       ---------                                                                                         --------
                             436                                                                                                1
                               0   Norway - 0.7%
  16,000                  16,000   Den Norske Bank (JP)                                                107                    107
   7,025                   7,025   Norsk Hydro ASA (BL)                                                433                    433
   2,700                   2,700   Norske Skogindustrier ASA - Cl. A (BG)                               51                     51
              16,850      16,850   Orkla ASA * (JH)                                                                377        377
  25,400                  42,575   Statoil ASA (BB)                                                    285                    285
                       ---------                                                                                         --------
                                                                                                                            1,253

                                   Singapore - 0.8%
   4,000                   4,000   DBS Group Holdings, Ltd. (JP)                                        35                     35
  56,000                  56,000   Hong Kong Land Holdings, Ltd. (JS)                                   95                     95
             197,000     197,000   Mobile One * (J1)                                                               174        174
  75,000                  75,000   Singapore Technology Engineering, Ltd. (BH)                          90                     90
 117,000                 117,000   Singapore Telecommunications, Ltd. (J1)                             135                    135
   6,000      96,072     102,072   United Overseas Bank, Ltd. (JP)                                      47         747        794
   9,000                   9,000   Venture Manufacturing, Ltd. (JY)                                    106                    106
                       ---------                                                                                         --------
                         560,072                                                                                            1,429
                                   South Africa - 0.7%
              28,900      28,900   Anglo American plc * (BF)                                                       618        618
               3,220       3,220   Impala Platinum Holdings, Ltd. (BF)                                             279        279
             245,170     245,170   Sanlam, Ltd. (JR)                                                               322        322
                       ---------                                                                                         --------
                         277,290                                                                                            1,219
                                   South Korea - 1.2%
               2,960       2,960   Samsung Electronics * (JY)                                                    1,121      1,121
               5,600       5,600   SK Telecom Co., Ltd. * (J2)                                                     935        935
                       ---------                                                                                         --------
                           8,560                                                                                            2,056
                                   Spain  - 3.0%
                 138         138   Antena 3 TV * (JA)                                                                6          6
  39,800      61,710     101,510   Banco Bilbao Vizcaya SA (JP)                                        549         852      1,401
              66,720      66,720   Banco Santander Central Hispano SA * (JP)                                       789        789
              27,112      27,112   Endesa SA * (J3)                                                                521        521
              18,110      18,110   Gas Natural SDG SA * (J4)                                                       423        423
  14,300      22,500      36,800   Inditex (JE)                                                        290         457        747
   6,200      10,841      17,041   Repsol SA (BB)                                                      121         211        332
  30,853      40,912      71,765   Telefonica SA (J1)                                                  453         600      1,053
                       ---------                                                                                         --------
                         339,196                                                                                            5,272
                                   Sweden - 2.7%
  20,200                  20,200   Assa Abloy (BI)                                                     240                    240
  16,200                  16,200   AstraZeneca Group plc (BO)                                          789                    789
              20,910      20,910   Electrolux AB - Ser. B * (BW)                                                   459        459
  18,100                  18,100   ForeningsSparbanken AB (JP)                                         356                    356
              28,920      28,920   Hennes & Mauritz AB * (JE)                                                      688        688
              50,920      50,920   Nordic Baltic Holding AB (JP)                                                   382        382
   2,500       3,220       5,720   Sandvik AB (BM)                                                      86         111        197
              96,328      96,328   Securitas AB * (BO)                                                           1,299      1,299
   6,000                   6,000   Svenska Handelsbanken, Inc. (JP)                                    123                    123
             120,435     120,435   Telefonaktiebolaget LM Ericsson AB (JW)                                         216        216
                       ---------                                                                                         --------
                         383,733                                                                                            4,749
                                   Switzerland - 6.7%
  22,218                  22,218   ABB, Ltd. (BK)                                                      112                    112
              25,900      25,900   Adecco SA * (BO)                                                              1,664      1,664
   4,063      23,500      27,563   Credit Suisse Group (JP)                                            149         860      1,009
   8,391                   8,391   Holcim (BD)                                                         391                    391
   2,309       9,715      12,024   Nestle SA (JH)                                                      577       2,426      3,003
  18,678                  18,678   Novartis AG (JO)                                                    848                    848
  20,336                  20,336   Richemont (JQ)                                                      488                    488
   3,033       6,300       9,333   Roche Holdings AG (JO)                                              306         635        941
     134                     134   Serono SA (JN)                                                       95                     95
   8,404                   8,404   Swiss Reinsurance Co. (JR)                                          567                    567
   1,581                   1,581   Swisscom AG (J1)                                                    521                    521
     126                     126   Synthes-Stratec, Inc. (JL)                                          125                    125
   5,628      22,566     154,688   UBS AG (JP)                                                         385       1,545      1,930
                       ---------                                                                                         --------
                         309,376                                                                                           11,694
                                   Taiwan - 1.3%
             363,361     363,361   Advantech Co., Ltd. (JY)                                                        626        626
             622,680     622,680   China Trust Finance (JP)                                                        626        626
              52,150      52,150   Media Tekin Corp. (J0)                                                          490        490
             300,700     300,700   Taiwan Semiconductor * (J0)                                                     562        562
                       ---------                                                                                         --------
                       1,648,267                                                                                            2,304
                                   Thailand  - 1.4%
             378,400     378,400   Bangkok Bank * (JP)                                                           1,041      1,041
             129,000     129,000   Siam Commercial Bank * (JP)                                                     179        179
             857,000     857,000   Siam Commercial Bank Public Co. * (JP)                                        1,200      1,200
                       ---------                                                                                         --------
                       1,364,400                                                                                            2,420
                                   United Kingdom  - 19.0%
              20,668      20,668   Abbey National First Capital BV (JP)                                            196        196
   4,400                   4,400   Anglo American plc (BF)                                              95                     95
  14,000                  14,000   Arm Holdings plc (J0)                                                32                     32
  11,100      25,738      36,838   AstraZeneca Group plc (JO)                                          531       1,231      1,762
               7,832       7,832   Autonomy Corp. plc * (JV)                                                        33         33
  30,200                  30,200   Barclays (JP)                                                       269                    269
  92,100      41,973     134,073   BG Group plc (BB)                                                   471         215        686
  62,655                  62,655   Billiton plc (BF)                                                   546                    546
              75,367      75,367   BP Amoco plc (BB)                                                               609        609
  20,000                  20,000   British Aerospace plc (BH)                                           60                     60
              18,063      18,063   British Sky Broadcast plc (JA)                                                  227        227
              38,846      38,846   Cadbury Schweppes plc * (JH)                                                    284        284
              24,100      24,100   Capita Group plc (FB)                                                           105        105
               4,948       4,948   Carnival plc (BZ)                                                               199        199
              21,612      21,612   Celltech Group plc * (JN)                                                       146        146
  39,500     102,400     141,900   Centrica plc (J4)                                                   149         386        535
             255,530     255,530   Compass Group plc * (BZ)                                                      1,733      1,733
   7,900                   7,900   CRH (BD)                                                            162                    162
              20,240      20,240   David S. Smith Holdings PLC (BE)                                                 59         59
  13,000      54,307      67,307   Diageo plc (JG)                                                     170         713        883
              82,780      82,780   Electrocomponents plc * (JY)                                                    480        480
              24,490      24,490   Friends Provident plc * (BL)                                                     58         58
               1,000       1,000   Gazprom Oao * (BB)                                                               26         26
               6,800       6,800   GKN * (BU)                                                                       32         32
             162,381     162,381   GlaxoSmithKline plc * (JO)                                                    3,710      3,710
              31,250      31,250   Granada Compass plc * (JA)                                                       68         68
             149,431     149,431   Hays plc * (BZ)                                                                 320        320
  24,800                  24,800   HBOS (JP)                                                           320                    320
              22,000      22,000   Hilton Group plc * (BZ)                                                          88         88
  29,900                  29,900   HSBC Holdings plc (JP)                                              469                    469
              28,166      28,166   Kesa Electricals (JE)                                                           129        129
             276,453     276,453   Kingfisher * (JE)                                                             1,374      1,374
  30,600                  30,600   National Grid Group (JY)                                            219                    219
  29,800                  29,800   Pearson plc (JA)                                                    331                    331
  11,700                  11,700   Prudential Corp. (JR)                                                99                     99
   3,800       7,616      11,416   Reckitt Benckiser (JJ)                                               86         172        258
             111,935     111,935   Reed International plc (JA)                                                     934        934
   3,400      56,255      59,655   Rio Tinto plc (BF)                                                   94       1,549      1,643
  20,400      89,256     109,656   Royal Bank of Scotland Group (JP)                                   599       2,623      3,222
             161,736     161,736   Shell Transport & Trading Co. plc * (BB)                                      1,200      1,200
  14,600                  14,600   Smith & Nephew (JL)                                                 122                    122
   9,900                   9,900   Smiths Group (BL)                                                   117                    117
  21,300      20,800      42,100   Standard Chartered plc (JP)                                         351         343        694
             234,930     234,930   Tesco plc * (JF)                                                              1,081      1,081
             101,626     101,626   Tomkins plc (BL)                                                                485        485
  50,900      83,368     134,268   Unilever plc (JK)                                                   473         775      1,248
              16,593      16,593   United Business Media (JA)                                                      145        145
 485,538   1,347,214   1,832,752   Vodafone AirTouch plc (J2)                                        1,200       3,331      4,531
   6,600                   6,600   Wolseley (BN)                                                        93                     93
              59,828      59,828   Woolsworths Group * (BL)                                                         47         47
             106,830     106,830   WPP Group plc * (JA)                                                          1,046      1,046
  10,900                  10,900   Xstrata (BF)                                                        122                    122
                       ---------                                                                                         --------
                       4,943,355                                                                                           33,332

                                   United States  - 5.7%
   2,400      18,600      21,000   America Movil SA de CV - ADR Ser. L (J2)                             66         508        574
   5,000                   5,000   AstraZeneca Group Plc - ADR (JO)                                    242                    242
              11,675      11,675   Check Point Software Technologies, Ltd. * (JT)                                  196        196
              27,300      27,300   Companhia De Bebidas ADR (JG)                                                   696        696
   1,800      11,469      13,269   Companhia Vale Do Rio Doce - ADR (BF)                               105         591        696
                                   Compania Brasileira de Distribuicao Grupo Pao
                                      de
              11,200      11,200   Acucar - ADR (JF)                                                               282        282
   2,000                   2,000   DBS Group Holdings, Ltd. - ADR 144A (a)                              17                     17
                               0      (JP)
                                   Embraer - Empresa Brasileira de Aeronautica
                                      SA *
              18,394      18,394   (BH)                                                                            644        644
               7,110       7,110   Lukoil Holding - ADR * (BB)                                                     661        661
               5,600       5,600   Mobile Systems - ADR * (J2)                                                     464        464
   4,500                   4,500   Nokia Oyj - ADR (JW)                                                 77                     77
              31,592      31,592   Petroleo Brasileiro SA - ADR (BB)                                               837        837
              15,799      15,799   POSCO - ADR (BF)                                                                537        537
   2,000                   2,000   Royal Dutch Petroleum Co. (BB)                                      105                    105
   2,850                   2,850   Samsung Electronics - 144A (a) (JY)                                 536                    536
   3,200                   3,200   Sap Aktiengesellschaft - ADR (JV)                                   133                    133
   3,500                   3,500   Sony Corp. (JY)                                                     121                    121
   5,200                   5,200   STMicroelectronics NV (J0)                                          140                    140
  48,864                  48,864   Taiwan Semiconductor Manufacturing Co., Ltd.
                                      - ADR (J0)                                                       500                    500

               6,725       6,725   Telefonica SA * (J1)                                                            297        297
   1,700                   1,700   Telefonos de Mexico SA - ADR (J1)                                    56                     56
               3,490       3,490   Teva Pharmaceutical Industries, Ltd. - ADR *
                                      (JO)                                                                         198        198
  10,400                  10,400   The Thomson Corp. (JA)                                              377                    377
              23,200      23,200   Turkcell Iletisim Hizmetleri AS - ADR (J2)                                      616        616
  17,100                  17,100   Vodafone Group plc (J1)                                             428                    428
     300      10,283      10,583   Yukos Corp. - ADR (BB)                                               13         432        445
                                                                                                   -------    --------   --------
                                                                                                                            9,875
                                                                                                                         --------
                                   TOTAL COMMON STOCK (Cost $140,089) -  96.9%                      46,608     123,181    169,789

                                   PREFERRED STOCK (Cost $498)  - 0.4%
                                   Australia
              85,749      85,749   New Corporation Limited (JA)                                                    645        645
                                                                                                                         --------
                                                                                                                              645

                                   PUBLICLY-TRADED BONDS
                                   Supra National
                                   SMFG Finance (FB)
  12,000                           2.25% due 07/11/05                                                  204                    204
   6,000                           2.25% due 07/11/05                                                   53                     53
                                                                                                   -------    --------   --------

                                   TOTAL PUBLICLY-TRADED BONDS (Cost $196)  - 0.2%                  257                    257

                                   INVESTMENT COMPANIES HELD
                                   AS COLLATERAL ON LOANED

              16,998      16,998   SECURITIES (Cost $16,998) - 9.7%                                             16,998     16,998

                                   SHORT-TERM INVESTMENTS

                 200         200   Euro Time Deposit                                                               252        252
                                   1.75% due 01/02/04
                                   Investment in joint trading account
   2,977       1,336       4,313   1.061% due 01/02/04                                               2,977       1,336      4,313
                                                                                                   -------    --------   --------
                                      TOTAL SHORT-TERM INVESTMENTS (Cost $4,565) - 2.6%              2,977       1,588      4,565

                                                     TOTAL INVESTMENTS (Cost $162,347) -  109.8%    49,842     142,412    192,254

                                   Payables, less cash and receivables - (9.8)%                       (666)    (16,447)   (17,113)
                                                                                                   -------    --------   --------
                                                            NET ASSETS - 100.0%                    $49,176    $125,965   $175,141
                                                                                                   =======    ========   ========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $553 or 1.1% of net assets of the Portfolio.

ADR-American Depository Receipts.
GDR-Global Depository Receipts.

*Non-income producing securities
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -OVERSEAS EQUITY C FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - December 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                               Overseas
                                                             Overseas           Overseas                     Equity B Fund
                                                              Equity C          Equity B        Pro Forma      Pro Forma
                                                          Fund (Acquired)   Fund (Acquiring)   Adjustments     Combined
                                                          ---------------   ----------------   -----------   -------------
ASSETS
Long term investments at cost (including $16,314
   of securities loaned in the Overseas Equity B Fund)       $ 47,315           $103,565                       $150,880
Net unrealized appreciation of investments                     16,144             20,261                         36,405
Short-term investments at value                                 1,205             18,586                         19,791
                                                             --------           --------                       --------
   Total investments                                           64,664            142,412                        207,076
Cash                                                                1                 38                             39
Foreign currency (Cost of $261 and $989 in the Overseas
   Equity C Fund and the Overseas Equity B Fund,
   respectively)                                                  266                987                          1,253
Receivable for:
   Investments sold                                                72                 --                             72
   Dividends                                                      222                199                            421
   Other assets                                                    --                  7                              7
                                                             --------           --------                       --------
   Total assets                                                65,225            143,643                        208,868
                                                             --------           --------                       --------
LIABILITIES
Payables for:
   Investments purchased                                            8                 --                              8
   Fund shares purchased                                          230                504                            734
   Collateral for securities on loan                               --             16,998                         16,998
   Merger expenses                                                                                  80 C             80
   Other liabilities                                              314                176                            490
                                                             --------           --------         -----         --------
Total liabilities                                                 552             17,678            80           18,310
                                                             --------           --------         -----         --------
Net assets B                                                 $ 64,673           $125,965         $ (80)        $190,558
                                                             ========           ========         =====         ========
Shares of beneficial interest outstanding                       7,263             12,787          (705) A        19,345
                                                             --------           --------                       --------
Net asset value per share                                    $   8.90           $   9.85                          $9.85
                                                             ========           ========                       ========
Composition of net assets:
   Capital paid-in                                           $ 65,342           $154,114         $ (80)C       $219,376
   Accumulated net realized gain (loss) on investments,
      futures and foreign currency transactions               (16,376)           (48,243)                       (64,619)
   Undistributed net investment loss                             (134)                --                           (134)
   Net unrealized appreciation of:
      Investments                                              16,144             20,261                         36,405
      Translation of assets and liabilities in foreign
         currencies                                              (303)              (167)                          (470)
                                                             --------           --------         -----         --------
Net assets                                                   $ 64,673           $125,965         $ (80)        $190,558
                                                             ========           ========         =====         ========

A Shares of the Acquired Fund are exchanged for the Acquiring Fund Upon Consumation of the reorganization. Includes 5 thousand shares as adjustment for merger expenses.

B The proforma figures for the net assets and net asset value per share do not reflect the withdrawal of seed money capital in July, 2004, in the amount of approximately $10 million from the Acquired Fund.

C    Estimated amount of non-recurring expenses of the reorganization.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I -OVERSEAS EQUITY C FUND
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (Unaudited) (000's Omitted)
--------------------------------------------------------------------------------

                                                                                                             Overseas
                                                           Overseas          Overseas                     Equity B Fund
                                                           Equity C          Equity B        Pro Forma      Pro Forma
                                                       Fund (Acquired)   Fund (Acquiring)   Adjustments      Combined
                                                       ---------------   ----------------   -----------   -------------
INVESTMENT INCOME:
   Interest                                                $    21           $    25                        $    46
   Dividends                                                 1,249             2,093                          3,342
   Securities lending                                           --                78                             78
                                                           -------           -------                        -------
   Total income                                              1,270             2,196                        $ 3,466
                                                           -------           -------                        -------
EXPENSES:
   Investment advisory fee                                     661             1,136           (304)A         1,493
   Auditors fees                                                 6                13                             19
   Custodian fees                                              308               265           (235)B           338
   Legal fees                                                    3                 6                              9
   Printing & mailing fees                                       3                 9                             12
   Trustees' fees                                                1                 3                              4
   Other fees                                                    9                12                             21
                                                           -------           -------          -----         -------
Total expenses                                                 991             1,444           (539)          1,896
   Less expenses reimbursed                                   (286)             (207)                          (493)
                                                           -------           -------          -----         -------
Net expenses                                                   705             1,237           (539)          1,403
                                                           -------           -------          -----         -------
Net investment income                                          565               959            539           2,063 C
                                                           -------           -------          -----         -------
REALIZED AND UNREALIZED GAIN

Net realized gain (loss) on:

   Investments                                               2,193            (5,347)                        (3,154)
   Foreign currency transactions                               586               258                            844
Change in unrealized appreciation (depreciation) on:

   Investments                                              18,424            35,626                         54,050
   Translation of assets and liabilities in
      foreign currencies                                      (311)             (170)                          (481)
                                                           -------           -------          -----         -------
Net realized and unrealized gain                            20,892            30,367             --          51,259
                                                           -------           -------          -----         -------
Net increase (decrease) in net assets
   resulting from operations                               $21,457           $31,326          $ 539         $53,322
                                                           =======           =======          =====         =======

A Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.

B Decreases reflect the elimination of duplicate expense achieved by merging the funds.

C One time transaction fees relating directly to the fund merger were not considered in the proforma statement of operations. Estimated one time transaction fees are $80,000.

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY C (formerly Emerging Markets Equity)
JOHN HANCOCK VARIABLE SERIES TRUST I - OVERSEAS EQUITY B (formerly International Opportunities)
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - December 31, 2003 (Unaudited)
(showing percentage of combined pro forma total value of investments)
--------------------------------------------------------------------------------

  Overseas       Overseas                                                                          Overseas   Overseas
  Equity C       Equity B      Proforma                                                            Equity C   Equity B   Proforma
    Fund           Fund        Combined      Name of Issuer                                          Fund       Fund     Combined
-------------   ----------   -------------   ---------------------------------------------------   --------   --------   --------
           Shares/Par Value                                                                              Market Value (000's)
------------------------------------------                                                         ------------------------------
                                             COMMON STOCK
                                             Australia - 0.5%
                    82,482          82,482   Broken Hill Proprietary Co., Ltd. * (BF)                              757        757
                    38,000          38,000   Coles Myer, Ltd. * (JF)                                               216        216
                                                                                                                          -------
                                   120,482                                                                                    973
                                             Belgium - 0.4%
                    29,450          29,450   DEXIA * (JP)                                                          507        507
                     5,110           5,110   Fortis * (JR)                                                         103        103
                     3,008           3,008   UCB SA * (JQ)                                                         113        113
                                                                                                                          -------
                                    37,568                                                                                    723
                                             Brazil - 0.2%
        9,100                        9,100   Aracruz Celulose SA - ADR * (BG)                           334                   334
                                                                                                                          -------
                                     9,100                                                                                    334
                                             Canada  - 1.9%
                    18,632          18,632   Alcan Aluminum, Ltd. (BF)                                             873        873
                     9,800           9,800   Bank Nova Scotia Halifax - Bills * (FD)                               499        499
                    39,100          39,100   Inco, Ltd. * (BF)                                                   1,563      1,563
                    16,280          16,280   Royal Bank of Canada (JP)                                             778        778
                                                                                                                          -------
                                    83,812                                                                                  3,713
                                             Denmark - 0.4%
                    16,980          16,980   Novo Nordisk AS (JO)                                                  691        691
                                                                                                                          -------
                                    16,980                                                                                    691
                                             Egypt - 0.3%
       25,130                       25,130   Egypt Mobile Phone * (J2)                                  308                   308
       20,144                       20,144   Orascom Construction Industries * (BJ)                     238                   238
                                                                                                                          -------
                                    45,274                                                                                    546
                                             Finland - 0.8%
                    86,112          86,112   Nokia Oyj * (JW)                                                    1,487      1,487
                                                                                                                          -------
                                    86,112                                                                                  1,487
                                             France- 8.8%
                    29,300          29,300   AXA * (JR)                                                            626        626
                    28,802          28,802   BNP Paribas * (JP)                                                  1,812      1,812
                    34,309          34,309   Caisse National Credit Agricole (JP)                                  818        818
                    11,972          11,972   CIE De St. Gobain * (BI)                                              585        585
                    37,300          37,300   France Telecom * (J1)                                               1,065      1,065
                       950             950   Groupe Danone * (JH)                                                  155        155
                     4,125           4,125   Hermes International * (BY)                                           797        797
                     6,364           6,364   L'Oreal SA * (JK)                                                     521        521
                       970             970   Lafarge SA * (BD)                                                      86         86
                    10,612          10,612   LVMH * (Louis Vuitton Moet Hennessy) (BY)                             772        772
                     1,733           1,733   Pinault-Printemps-Redoute SA * (JD)                                   167        167
                     2,331           2,331   Renault (BV)                                                          161        161
                    13,081          13,081   Rhone-Poulenc SA * (JO)                                               864        864
                    20,009          20,009   Sanofi-Synthelabo SA * (JO)                                         1,505      1,505
                    10,780          10,780   Schneider SA * (BK)                                                   705        705
                     4,102           4,102   Societe Generale - Cl. A * (JP)                                       362        362
                    35,756          35,756   Societe Television Francaise (JA)                                   1,247      1,247
                    19,034          19,034   Sodexho Alliance SA * (BZ)                                            573        573
                    11,756          11,756   STMicroelectronics * (J0)                                             318        318
                    12,500          12,500   Thomson Multimedia * (JY)                                             266        266
                    17,353          17,353   Total Fina SA - Cl. B * (BB)                                        3,223      3,223
                     6,713           6,713   Vivendi Universal SA * (JA)                                           163        163
                                                                                                                          -------
                                                                                                                           16,791
                                             Germany - 1.3%
                     2,728           2,728   Allianz AG * (JR)                                                     344        344
                     3,915           3,915   Bayer AG * (JL)                                                       115        115
                     8,572           8,572   Bayerische Vereinsbank AG * (JP)                                      198        198
                     8,835           8,835   Deutsche Bank AG * (JP)                                               731        731
                     3,545           3,545   E. On AG (J3)                                                         231        231
                     4,373           4,373   Gehe AG * (JM)                                                        212        212
                     2,143           2,143   Hypo Real Estate (JP)                                                  53         53
                     2,759           2,759   Rhoen-Klinikum AG * (JM)                                              155        155
                     1,660           1,660   SAP AG * (JV)                                                         279        279
                     1,952           1,952   Siemens AG * (BL)                                                     156        156
                                                                                                                          -------
                                                                                                                             2,474
                                             Hong Kong - 3.4%
      418,000                      418,000   ASIA Aluminum Holdings, Ltd. (BI)                           83                    83
      589,000                      589,000   Avichina Industry * (BV)                                   125                   125
       99,000                       99,000   BYD Co. (BL)                                               261                   261
                    37,000          37,000   Cheung Kong Holdings, Ltd. * (JS)                                     293        293
      438,000      311,000         749,000   China Life Insurance Co., Ltd. * (JR)                      358        254        612
       98,000                       98,000   China Merchants Holdings International Co., Ltd. *
                                             (BL)                                                       129                   129
      768,000                      768,000   China Oilfield Series * (BB)                               272                   272
      520,000                      520,000   China Petroleum (BB)                                       233                   233
      160,000                      160,000   China Res Holdings (FB)                                     74                    74
      322,000                      322,000   China Shipping Development * (BR)                          236                   236
      356,000      223,000         579,000   China Telecom Corp. * (J2)                                 146        684        830
      162,000                      162,000   China Unicom, Ltd. (J2)                                    151                   151
      436,000                      436,000   CNOOC, Ltd. * (BB)                                         856                   856
      233,000                      233,000   Fountain Set Holdings (BY)                                 159                   159
      121,000                      121,000   Grande Holdings (BW)                                       155                   155
                   126,000         126,000   Hong Kong & China Gas Co., Ltd. (J4)                                  192        192
      301,000                      301,000   Hopewell Highway * (BT)                                    171                   171
                    14,800          14,800   HSBC Holdings plc (JP)                                                234        234
      144,000                      144,000   Huaneng Power International * (J3)                         249                   249
       89,000                       89,000   Kingboard Chemical (JY)                                    137                   137
      125,000                      125,000   Lianhua Supermarket * (JF)                                 132                   132
       72,000                       72,000   Moulin International Holding * (JL)                         48                    48
      216,000                      216,000   Norstar Founders * (BU)                                     70                    70
      274,000                      274,000   PetroChina Company, Ltd. (BB)                              157                   157
      174,000                      174,000   PICC Property & Casualty (JR)                               78                    78
      755,000                      755,000   Shougang Concord (BF)                                      111                   111
                    52,000          52,000   Sun Hung Kai Properties, Ltd. * (JS)                                  429        429
       92,000                       92,000   Victory City International (BY)                             40                    40
       63,000                       63,000   Wumart Stores, Inc. * (JD)                                  62                    62
                                                                                                                          -------
                                 7,788,800                                                                                  6,579
                                             Hungary - 0.6%
        3,503        5,680           9,183   Gedeon Richter * (JO)                                      412        668      1,080
                                                                                                                          -------
                                     9,183                                                                                  1,080
                                             India - 3.7%
       31,450                       31,450   Bharat Heavy Electricals, Ltd. (BK)                        351                   351
       19,051                       19,051   Colgate Palmolive Co. * (JK)                                67                    67
       14,092                       14,092   Container Corp. of India, Ltd. (BJ)                        206                   206
        7,000                        7,000   GlaxoSmithKline Pharmaceuticals (JO)                        88                    88
       25,250                       25,250   Gujarat Ambuja Cements Ltd. (BD)                           169                   169
                    68,000          68,000   HDFC Bank Ltd. * (JP)                                                 548        548
       16,950                       16,950   Hero Honda Motors, Ltd. (BV)                               167                   167
        4,850                        4,850   Hindlaco Industries (BD)                                   150                   150
       29,700      168,940         198,640   Hindustan Lever Ltd. (JJ)                                  134        760        894
       14,000                       14,000   Hindustan Petroleum Corp., Ltd. (BB)                       135                   135
       10,639                       10,639   Indialnfo, Ltd. (JA)                                                               0
      103,000                      103,000   Indiana Development Bank (JQ)                              141                   141
        3,109        3,954           7,063   Infosys Technologies, Ltd. * (JU)                          380        484        864
        6,500                        6,500   ITC, Ltd. (JI)                                             141                   141
                    96,000          96,000   Maruti Udyog (BO)                                                     794        794
      705,000                      705,000   Morgan Stanley Group (JQ)                                  261                   261
       10,750                       10,750   Oil & Natural Gas (BB)                                     189                   189
        8,660                        8,660   Ranbaxy Laboratories, Ltd. (JO)                            209                   209
       16,300                       16,300   Reliance Industries, Inc. * (BC)                           205                   205
       19,600                       19,600   State Bank of India (JP)                                   263                   263
      129,000                      129,000   Steel Author India * (BF)                                  145                   145
       20,000                       20,000   Tata Ironsteel (BF)                                        195                   195
       27,400                       27,400   Tata Engineering and Locomotive Co., Ltd. (BD)             272                   272
                   212,600         212,600   Zee Telefilms Ltd. (JA)                                               701        701
                                                                                                                          -------
                                 1,771,795                                                                                  7,155
                                             Indonesia - 1.1%
      650,961                      650,961   Astra International (BV)                                   386                   386
      430,500                      430,500   Bank Central (JP)                                          170                   170
      989,500                      989,500   Bank Mandiri (JP)                                          117                   117
    1,029,000                    1,029,000   Bank Rakyat * (JP)                                         153                   153
    3,842,000                    3,842,000   Bumi Resources Tbk (BB)                                    228                   228
      256,500                      256,500   HM Sampoerna (JI)                                          136                   136
      593,000                      593,000   Indocement Tunggal * (BD)                                  150                   150
      518,000                      518,000   Ramayana Lestari * (JD)                                    268                   268
      491,000                      491,000   Telekomunikasi Indiana - Ser. B (J1)                       394                   394
                                                                                                                          -------
                                 8,800,461                                                                                  2,002
                                             Italy - 2.8%
                    49,920          49,920   Alleanza Assicurazioni * (JR)                                         546        546
                    60,327          60,327   Banca Intesa SpA (JP)                                                 236        236
                    13,000          13,000   BCP Pop Veron (JP)                                                    220        220
                    71,172          71,172   ENI * (BB)                                                          1,342      1,342
                    17,601          17,601   Mediaset SpA * (JA)                                                   209        209
                    22,795          22,795   Mediolanum SpA * (JQ)                                                 179        179
                   316,563         316,563   Telecom Italia (J1)                                                   772        772
                   115,070         115,070   Telecom Italia Mobile SpA (J2)                                        625        625
                   233,893         233,893   UniCredito Italiano SpA * (JP)                                      1,261      1,261
                                                                                                                          -------
                                   900,341                                                                                  5,390
                                             Japan - 10.4%
                    13,000          13,000   Canon, Inc. * (JZ)                                                    605        605
                    14,900          14,900   Credit Saison Co., Ltd. (JQ)                                          337        337
                    17,000          17,000   Dai-Nippon Printng Co., Ltd. (BO)                                     239        239
                    11,100          11,100   Daito Trust Construction Co., Ltd. (BJ)                               329        329
                    36,000          36,000   Daiwa House Industry Co., Ltd. (BW)                                   383        383
                    70,000          70,000   Daiwa Securities Group, Inc. (JQ)                                     476        476
                    13,200          13,200   Denso Corp. (BU)                                                      260        260
                     3,500           3,500   Fanuc, Ltd. (BM)                                                      210        210
                        44              44   Fuji Television Network, Inc. (JA)                                    238        238
                    18,100          18,100   Fujisawa Pharmeceutical Co., Ltd. * (JO)                              386        386
                     2,700           2,700   Funai Electric Co. (JY)                                               371        371
                    14,900          14,900   Honda Motor Co. * (BV)                                                662        662
                     2,500           2,500   Hoya Corp. * (JY)                                                     230        230
                       264             264   Japan Telecom Co. * (J1)                                              707        707
                     1,300           1,300   Keyence Corp. (JY)                                                    274        274
                    25,000          25,000   Kirin Brewery Co. * (JG)                                              213        213
                     2,600           2,600   Kyocera Corp. * (JY)                                                  173        173
                    29,500          29,500   Marui Co., Ltd. * (JD)                                                372        372
                    34,000          34,000   Mitsubishi Corp. (BN)                                                 360        360
                    49,000          49,000   Mitsubishi Estate Co., Ltd. * (JS)                                    465        465
                    54,000          54,000   Mitsubishi Heavy Industries, Ltd. * (BM)                              150        150
                    95,000          95,000   Mitsui Fudosan Co., Ltd. * (JS)                                       858        858
                    53,000          53,000   Mitsui Trust Holdings (JP)                                            296        296
                    13,000          13,000   NEC Corp. * (JX)                                                       96         96
                        66              66   Nippon Telegraph & Telephone Corp. * (J1)                             318        318
                    23,300          23,300   Nissan Motor Acceptance Corp. (BV)                                    266        266
                    78,000          78,000   Nomura Securities Co., Ltd. * (JQ)                                  1,329      1,329
                       328             328   NTT Mobile Communications Network, Inc. * (J2)                        744        744
                    36,000          36,000   Oji Paper Co. (BG)                                                    233        233
                    39,000          39,000   Oki Electric Industry Co. * (J1)                                      153        153
                     1,700           1,700   Orix Corp. * (JQ)                                                     141        141
                     4,900           4,900   Rohm Co., Ltd. * (J0)                                                 574        574
                    26,500          26,500   Secom Co. * (BO)                                                      989        989
                    32,000          32,000   Sekisui House, Ltd. * (BW)                                            331        331
                    26,000          26,000   Seven-Eleven Japan * (JF)                                             789        789
                     7,900           7,900   Shin-Etsu Chemical Co. * (BC)                                         323        323
                     2,900           2,900   SMC Corp. * (BM)                                                      361        361
                     6,600           6,600   Sony Corp. * (JY)                                                     229        229
                    16,000          16,000   Sumitomo Corp. * (BO)                                                 119        119
                   270,000         270,000   Sumitomo Metal Industries (BF)                                        267        267
                       127             127   Sumitomo Mitsui GR (JP)                                               677        677
                    22,000          22,000   Suzuki Motor Corp. * (BV)                                             326        326
                     3,900           3,900   Takeda Chemical Industries * (BC)                                     155        155
                    71,000          71,000   Teijin, Ltd. (BC)                                                     209        209
                     7,100           7,100   Toyoda Gosei (BU)                                                     205        205
                    16,200          16,200   Toyota Motor Corp. * (BV)                                             547        547
                       157             157   UFJ Holdings, Inc. * (JP)                                             755        755
                    16,000          16,000   Uniden Corp. * (JW)                                                   294        294
                    18,400          18,400   Yamanouchi Pharmaceutical Co., Ltd. * (JO)                            572        572
                    17,000          17,000   Yamato Transport Co., Ltd. (BP)                                       200        200
                                                                                                                          -------
                                 1,316,686                                                                                 19,796
                                             Luxembourg - 0.0%
                     3,830           3,830   Society Europeenne des Satellites (JA)                                 39         39
                                                                                                                          -------
                                     3,830                                                                                     39
                                             Jordan - 0.1%
          300                          300   Arab Bank (JP)                                             129                   129
                                                                                                                          -------
                                       300                                                                                    129
                                             Malaysia - 1.2%
                   269,000         269,000   Astro All Asia Net * (JA)                                             313        313
      102,000                      102,000   Commerce Asset Holdings * (JP)                             110                   110
      259,000      848,700       1,107,700   Magnum Corp. Berhad * (BZ)                                 189        621        810
       55,900                       55,900   Malayan Banking Berhad * (JP)                              142                   142
       51,000      218,800         269,800   Resorts World Berhad * (BZ)                                136        581        717
      168,499                      168,499   SP Setia (JS)                                              155                   155
       81,000                       81,000   YTL Corp., Berhad (J3)                                      92                    92
                                                                                                                          -------
                                 2,053,899                                                                                  2,339
                                             Mexico - 1.3%
      125,472      195,100         320,572   Cifra SA de CV - Ser. V * (JD)                             358        556        914
                    91,500          91,500   Fomento Economico Mexicano SA de CV * (JG)                            338        338
      372,861      708,000       1,080,861   GF BBVA Bancomer - Ser. B (JP)                             319        605        924
       81,706                       81,706   Wal-Mart de Mexico SA de CV - Ser. C * (JD)                218                   218
                                                                                                                          -------
                                 1,574,639                                                                                  2,394
                                             Netherlands - 2.9%
                     1,250           1,250   Akzo Nobel NV * (BC)                                                   48         48
                    31,890          31,890   ASM Lithography Holding NV (J0)                                       632        632
                    19,940          19,940   Elsevier NV * (JA)                                                    248        248
                     8,410           8,410   Fortis * (JR)                                                         169        169
                    51,650          51,650   ING Groep NV (JQ)                                                   1,203      1,203
                    37,381          37,381   Koninklijke * (Royal) Philips Electronics NV (JY)                   1,090      1,090
                    82,400          82,400   Koninklijke KPN NV * (JY)                                             635        635
                    19,315          19,315   Koninklijke Numica NV * (JY)                                          533        533
                     7,020           7,020   Royal Dutch Petroleum Co. * (BB)                                      370        370
                    10,457          10,457   VNU NV * (JA)                                                         330        330
                    15,295          15,295   Wolters Kluwer NV * (JA)                                              239        239
                                                                                                                          -------
                                   285,008                                                                                  5,497
                                             Norway - 0.2%
                    16,850          16,850   Orkla ASA * (JH)                                                      377        377
                                                                                                                          -------
                                    16,850                                                                                    377
                                             Singapore - 0.6%
                   197,000         197,000   Mobile One * (J1)                                                     174        174
      453,000                      453,000   TPV Technology (JX)                                        240                   240
                    96,072          96,072   United Overseas Bank, Ltd. * (JP)                                     747        747
                                                                                                                          -------
                                   746,072                                                                                  1,161
                                             South Africa - 5.1%
       33,800                       33,800   ABSA Group, Ltd. * (JP)                                    213                   213
      315,000                      315,000   African Bank Investments, Ltd. * (JP)                      444                   444
      146,600                      146,600   African Life Assured (JR)                                  335                   335
        5,200                        5,200   Anglo American Platinum Corp., Ltd. * (BF)                 227                   227
       84,827       28,900         113,727   Anglo American plc * (BF)                                1,813        618      2,431
        9,100                        9,100   Anglogold * (BF)                                           427                   427
       10,100                       10,100   Edgars Consolidated Stores * (JE)                          193                   193
      451,698                      451,698   FirstRand, Ltd. (JP)                                       602                   602
       34,400                       34,400   Gold Fields Mining * (BF)                                  491                   491
        5,612                        5,612   Harmony Gold Mining * (BF)                                  91                    91
        6,128        3,220           9,348   Impala Platinum Holdings, Ltd. (BF)                        531        279        810
      164,210                      164,210   M-Cell, Ltd. (J2)                                          698                   698
       41,100                       41,100   Massmart * (JF)                                            187                   187
       30,000                       30,000   Naspers, Ltd. - N Shares (BZ)                              186                   186
          500                          500   Pretoria Portland Cement (BD)                               11                    11
                   245,170         245,170   Sanlam, Ltd. (JR)                                                     322        322
      137,300                      137,300   Shoprite Holdings, Ltd. (JF)                               192                   192
      160,613                      160,613   Standard Bank Investment Corp., Ltd. (JP)                  941                   941
      108,000                      108,000   Steinhoff International Holdings (BW)                      124                   124
       72,100                       72,100   Telkom Group, Ltd. (J1)                                    748                   748
                                                                                                                          -------
                                 2,093,578                                                                                  9,673
                                             South Korea - 6.4%
       11,140                       11,140   Cheil Industries (BY)                                      162                   162
       35,860                       35,860   Daewoo Shipbuilding & Marine * (BM)                        460                   460
       22,290                       22,290   Daishin Securities * (JQ)                                  327                   327
       31,650                       31,650   Good Morning Securities Co., Ltd. (JQ)                     146                   146
       24,870                       24,870   Handsome Corp. (BY)                                        253                   253
       33,190                       33,190   Hankook Tire Co., Ltd. (BU)                                251                   251
        6,530                        6,530   Honam Petrochemical (BC)                                   337                   337
       15,260                       15,260   Hyundai Department Store * (JE)                            498                   498
       15,690                       15,690   Hyundai Mobis (BM)                                         844                   844
        8,140                        8,140   Kookmin Bank * (JP)                                        305                   305
       14,130                       14,130   KT & G Corp. * (JI)                                        246                   246
        5,810                        5,810   LG Card (JQ)                                                15                    15
       25,600                       25,600   LG Investment & Securities Co., Ltd. * (JQ)                178                   178
          500                          500   Pohang Iron & Steel Co., Ltd. (BF)                          68                    68
       15,000                       15,000   Samsung Display Devices Co. (JY)                         1,769                 1,769
        8,750        2,960          11,710   Samsung Electronics * (JY)                               3,312      1,121      4,433
       12,440                       12,440   Shinhan Financial (JP)                                     199                   199
        1,700        5,600           7,300   SK Telecom Co., Ltd. * (J2)                                284        935      1,219
        7,460                        7,460   STX Corp. (BM)                                              57                    57
       16,510                       16,510   STX Shipbuilding * (BR)                                    220                   220
        2,940                        2,940   Tongyang Cement Co. (BI)                                   216                   216
                                                                                                                          -------
                                   324,020                                                                                 12,203
                                             Spain - 2.0%
                       138             138   Antena 3 TV * (JA)                                           6                     6
                    61,710          61,710   Banco Bilbao Vizcaya SA * (JP)                             852                   852
                    66,720          66,720   Banco Santander Central Hispano SA * (JP)                  789                   789
                    27,112          27,112   Endesa SA * (J3)                                           521                   521
                    18,110          18,110   Gas Natural SDG SA * (J4)                                  423                   423
                    22,500          22,500   Inditex (JE)                                               457                   457
                    10,841          10,841   Repsol SA * (BB)                                           211                   211
                    40,912          40,912   Telefonica SA * (J1)                                       600                   600
                                                                                                                          -------
                                   248,043                                                                                  3,859
                                             Sweden - 1.7%
                    20,910          20,910   Electrolux AB - Ser. B * (BW)                              459                   459
                    28,920          28,920   Hennes & Mauritz AB * (JE)                                 688                   688
                    50,920          50,920   Nordic Baltic Holding AB (JP)                              382                   382
                     3,220           3,220   Sandvik AB (BM)                                            111                   111
                    96,328          96,328   Securitas AB * (BO)                                      1,299                 1,299
                   120,435         120,435   Telefonaktiebolaget LM Ericsson AB (JW)                    216                   216
                                                                                                                          -------
                                   320,733                                                                                  3,155
                                             Switzerland - 3.7%
                    25,900          25,900   Adecco SA * (BO)                                         1,664                 1,664
                    23,500          23,500   Credit Suisse Group * (JP)                                 860                   860
                     9,715           9,715   Nestle SA * (JH)                                         2,426                 2,426
                     6,300           6,300   Roche Holdings AG * (JO)                                   635                   635
                    22,566          22,566   UBS AG * (JP)                                            1,545                 1,545
                                                                                                                          -------
                                    87,981                                                                                  7,130
                                             Taiwan - 4.7%
      122,466                      122,466   Acer, Inc. * (JX)                                          182                   182
                   363,361         363,361   Advantech Co., Ltd. (JY)                                              626        626
       70,000                       70,000   Asia Optical Co., Inc. (JL)                                483                   483
       30,000                       30,000   Catcher Technology Co., Ltd. (JY)                          108                   108
      360,109      622,680         982,789   China Trust Finance (JP)                                   362        626        988
      194,000                      194,000   CTCI Corp. (BJ)                                            157                   157
       31,000                       31,000   Cyberlink Corp. (JV)                                       128                   128
      255,655                      255,655   Eva Airways (BQ)                                           104                   104
      354,540                      354,540   Evergreen Marine Corp. (BR)                                309                   309
      282,000                      282,000   Fubon Financial HL (JQ)                                    270                   270
       12,000                       12,000   Grand Hall Enterprises (BO)                                 56                    56
      119,680                      119,680   Hon Hai Precision Insustry Co., Ltd. - Cl. G * (JY)        471                   471
       56,000                       56,000   Infortrend Technologies (JT)                               184                   184
       58,000                       58,000   Kaulin Manufacturing (BO)                                   84                    84
       26,450                       26,450   Largan Precision Co. (BL)                                  257                   257
       50,000       52,150         102,150   Media Tekin Corp. (J0)                                     470        490        960
      151,180                      151,180   Nan Ya Plastic Corp. (BC)                                  218                   218
       48,500                       48,500   Novatek Microelect * (J0)                                  137                   137
      216,695                      216,695   Phoenixtec Power (J3)                                      254                   254
       11,150                       11,150   Pihsiang Machinery (JL)                                     39                    39
      623,680                      623,680   Polaris Securities (JQ)                                    292                   292
        9,792                        9,792   Richtek Technologies * (J0)                                 53                    53
       59,000                       59,000   Sunplus Technology * (J0)                                  110                   110
      216,000                      216,000   Taishin Financial (JP)                                     160                   160
      222,000                      222,000   Taiwan Cellular Corp. (J2)                                 193                   193
      768,060                      768,060   Taiwan Cement (BD)                                         378                   378
      192,800                      192,800   Taiwan Navigation (BO)                                     128                   128
       99,114      300,700         399,814   Taiwan Semiconductor * (J0)                                185        562        747
       81,000                       81,000   Waffer Technology (BF)                                     247                   247
      343,000                      343,000   Ya Hsing Indiana Co. * (JY)                                444                   444
      233,236                      233,236   Yuanta Core Pacific (JQ)                                   139                   139
       46,000                       46,000   Zyxel Communication (JW)                                    96                    96
                                                                                                                          -------
                                 6,681,998                                                                                  9,002
                                             Thailand - 3.2%
      880,800                      880,800   Asian Property Development (JS)                            120                   120
      290,000      378,400         668,400   Bangkok Bank Co., Ltd. * (JP)                              842      1,041      1,883
       27,800                       27,800   Banpu Co. (BF)                                              81                    81
       11,000                       11,000   BEC World Public Co., Ltd. (JA)                             68                    68
      104,000                      104,000   Italian-Thai Development Public Co., Ltd. (BD)             310                   310
      166,200                      166,200   Kasikornbank plc (JP)                                      273                   273
      993,800                      993,800   Land & Houses (BJ)                                         318                   318
       47,500                       47,500   MBK PCL (JS)                                                43                    43
       52,400                       52,400   PTT Public Co. (BB)                                        211                   211
       64,900                       64,900   Ratchaburi Electric (J3)                                    74                    74
       45,300                       45,300   Seven Eleven * (JE)                                         64                    64
       73,600                       73,600   Siam Cement Co. * (BD)                                     472                   472
                   129,000         129,000   Siam Commercian Bank * (JP)                                           179        179
      149,800      857,000       1,006,800   Siam Commercial Bank Public Co. * (JP)                     210      1,200      1,410
      140,800                      140,800   Sino Thai Engineering * (BJ)                                59                    59
       94,000                       94,000   Thai Airways International plc (BQ)                        113                   113
      188,100                      188,100   Thai Farmers Bank Public Co., Ltd. * (JP)                  332                   332
       52,100                       52,100   Thai Olefin Public * (BC)                                   58                    58
       14,300                       14,300   Thai Plastic & Chemical Public Co., Ltd. (BC)               71                    71
                                                                                                                          -------
                                 4,760,800                                                                                  6,139
                                             Turkey - 2.0%
   68,890,305                   68,890,305   Akbank TAS * (JP)                                          360                   360
  107,330,825                  107,330,825   Akcansa Cimento SA (BD)                                    307                   307
   58,868,750                   58,868,750   Arcelik AS (BW)                                            327                   327
    9,803,129                    9,803,129   Enka Insaat (BL)                                           255                   255
    5,505,000                    5,505,000   Ford Otomotiv (BV)                                          37                    37
  114,886,700                  114,886,700   Hurriyet Gazete * (JA)                                     409                   409
    4,096,000                    4,096,000   Migros Turk TAS (JF)                                        59                    59
   93,221,269                   93,221,269   Tofas Otomobil (BV)                                        206                   206
   64,478,650                   64,478,650   Trakya * (BI)                                              142                   142
   39,719,000                   39,719,000   Turkcell Iletisim Hizmetleri AS (J2)                       396                   396
  177,759,700                  177,759,700   Turkiye Garanti Bankasi AS * (JP)                          519                   519
  158,340,512                  158,340,512   Turkiye Is Bankasi - Cl. C * (JP)                          643                   643
  102,596,000                  102,596,000   Yapi ve Kredi Bankasi AS * (JP)                            212                   212
                                                                                                                          -------
                                                                                                                            3,872
                                             United Kingdom - 14.2%
                    20,668          20,668   Abbey National First Capital BV (JP)                                  196        196
       23,420                       23,420   Anglo American plc (BF)                                    505                   505
                    25,738          25,738   AstraZeneca Group plc * (JO)                                        1,231      1,231
                     7,832           7,832   Autonomy Corp. plc * (JV)                                              33         33
                    41,973          41,973   BG Group plc * (BB)                                                   215        215
                    75,367          75,367   BP Amoco plc (BB)                                                     609        609
                    18,063          18,063   British Sky Broadcast plc (JA)                                        227        227
                    38,846          38,846   Cadbury Schweppes plc * (JH)                                          284        284
                    24,100          24,100   Capita Group plc (FB)                                                 105        105
                     4,948           4,948   Carnival plc (BZ)                                                     199        199
                    21,612          21,612   Celltech Group plc * (JN)                                             146        146
                   102,400         102,400   Centrica plc (J4)                                                     386        386
                   255,530         255,530   Compass Group plc * (BZ)                                            1,733      1,733
                    20,240          20,240   David S. Smith Holdings PLC (BE)                                       59         59
                    54,307          54,307   Diageo plc * (JG)                                                     713        713
                    82,780          82,780   Electrocomponents plc * (JY)                                          480        480
                    24,490          24,490   Friends Provident plc * (BL)                                           58         58
       16,500        1,000          17,500   Gazprom Oao * (BB)                                         427         26        453
                     6,800           6,800   GKN * (BU)                                                             32         32
                   162,381         162,381   GlaxoSmithKline plc * (JO)                                          3,710      3,710
                    31,250          31,250   Granada Compass plc * (JA)                                             68         68
                   149,431         149,431   Hays plc * (BO)                                                       320        320
                    22,000          22,000   Hilton Group plc * (BZ)                                                88         88
                    28,166          28,166   Kesa Electricals (JE)                                                 129        129
                   276,453         276,453   Kingfisher * (JE)                                                   1,374      1,374
                     7,616           7,616   Reckitt Benckiser * (JJ)                                              172        172
                   111,935         111,935   Reed International plc (JA)                                           934        934
                    56,255          56,255   Rio Tinto plc * (BF)                                                1,549      1,549
                    89,256          89,256   Royal Bank of Scotland Group * (JP)                                 2,623      2,623
                   161,736         161,736   Shell Transport & Trading Co. plc * (BB)                            1,200      1,200
                    20,800          20,800   Standard Chartered plc * (JP)                                         343        343
                   234,930         234,930   Tesco plc * (JF)                                                    1,081      1,081
                   101,626         101,626   Tomkins plc (BL)                                                      485        485
                    83,368          83,368   Unilever plc * (JK)                                                   775        775
                    16,593          16,593   United Business Media (JA)                                            145        145
                 1,347,214       1,347,214   Vodafone AirTouch plc (J2)                                          3,331      3,331
                    59,828          59,828   Woolworths Group * (BL)                                                47         47
                   106,830         106,830   WPP Group plc * (JA)                                                1,046      1,046
                                                                                                                           ------
                                 3,934,282                                                                                 27,084
                                             United States - 11.5%
       21,340                       21,340   Advanced Semiconductor Engineering, Inc. (JY)              108                   108
       47,233       18,600          65,833   America Movil SA de CV - ADR Ser.L (J2)                  1,291        508      1,799
        6,039                        6,039   Banco Bradesco - ADR (JP)                                  160                   160
        8,594                        8,594   Banco Itau SA - ADR * (JP)                                 419                   419
       12,400                       12,400   Cemex SA de CV - ADR * (BD)                                325                   325
       36,512       11,675          48,187   Check Point Software Technologies, Ltd. * (JT)             614        196        810
        4,600                        4,600   Coca-Cola Co. - ADR (JG)                                    98                    98
       30,723       27,300          58,023   Companhia De Bebidas ADR (JG)                              784        696      1,480
        9,700                        9,700   Companhia Energetica de Minas Gerias - ADR (J3)            177                   177
        4,300                        4,300   Companhia Siderurgica Nacional SA - ADR * (BF)             230                   230
       15,547       11,469          27,016   Companhia Vale do Rio Doce - ADR (BF)                      793        591      1,384
        3,600                        3,600   Companhia Vale Do Rio Doce - ADR (BF)                      211                   211
       10,056                       10,056   Compania Anonima Nacional Telefonos De
                                                Venezuela -                                             153                   153
                                             Compania Brasileira de Distribuicao Grupo Pao
                                             de
        8,100       11,200          19,300   Acucar - ADR (JF)                                          204        282        486
       15,500                       15,500   Compania de Minas Buenaventura SA - ADR * (BF)             438                   438
        7,073                        7,073   ECI Telecommunications, Ltd. * (JW)                         41                    41
                    18,394          18,394   Embraer - Empresa Brasileira de
                                                Aeronautica SA * (BH)                                              644        644
        8,930                        8,930   Grupo Aeroportuario Sur - ADR * (BT)                       157                   157
        6,600                        6,600   Grupo Financiero BBVA Bancomer, SA de CV * (JP)            113                   113
       10,000                       10,000   Grupo Televisa SA - GDR * (JA)                             399                   399
        1,200                        1,200   Harmony Gold Mining, Ltd. (BF)                              19                    19
       23,700                       23,700   JSC Norilsk Nickel - ADR (BF)                            1,544                 1,544
       10,754        7,110          17,864   Lukoil Holding - ADR * (BB)                              1,000        661      1,661
        2,634                        2,634   Magyar Tavkozlesi - ADR * (J1)                              49                    49
            1                            1   Marvell Technology Group, Ltd. * (J0)                                              0
        4,100        5,600           9,700   Mobile Systems - ADR * (J2)                                339        464        803
        3,000                        3,000   Mobile Telesystems OJSC - GDR                              238                   238
        4,200                        4,200   OAO Gazprom - ADR * (BL)                                   109                   109
       10,110                       10,110   Orascom Construction Industries - GDR (BJ)                 195                   195
       25,641                       25,641   Petroleo Brasileiro SA * (BB)                              750                   750
       33,828       31,592          65,420   Petroleo Brasileiro SA - ADR (BB)                          896        837      1,733
                    15,799          15,799   POSCO - ADR (BF)                                                      537        537
       37,064                       37,064   Surgutneftegaz - ADR (BB)                                1,103                 1,103
                     6,725           6,725   Telefonica SA * (J1)                                                  297        297
       30,480                       30,480   Telefonos de Mexico SA - ADR (J1)                        1,007                 1,007
        6,200                        6,200   Telesp Celular Participacoes SA - ADR * (J2)                41                    41
        2,600                        2,600   Telkom SA Ltd. - ADR * (J1)                                110                   110
        4,100                        4,100   Tenaris SA - ADR (BA)                                      137                   137
                     3,490           3,490   Teva Pharmaceutical Industries,
                                                Ltd. - ADR * (JO)                                                  198        198
                    23,200          23,200   Turkcell Iletisim Hizmetleri AS - ADR (J2)                            616        616
       11,200                       11,200   Unibanco - Uniao de Bancos Brasileiros
                                                SA - GDR * (JP)                                         279                   279
        9,100                        9,100   Votorantim Celulose e Papel SA - ADR (BG)                  285                   285
        3,016                        3,016   Wal-Mart de Mexico SA de CV - ADR (JD)                      86                    86
        2,096       10,283          12,379   Yukos Corp. - ADR * (BB)                                    88        432        520
                                                                                                     ------    -------    -------
                                   694,308                                                                                 21,949
1,035,755,263   14,913,846   1,050,669,109   # TOTAL COMMON STOCK (Cost $149,645) - 97.4%            62,555    123,181    185,736
                                             PREFERRED STOCK
                                             Australia - 0.3%
                    85,749          85,749   News Corp., Ltd. (JA)                                                 645        645
                                                                                                                          -------
                                                                                                                              645
                                             Brazil - 0.3%
   21,960,000                   21,960,000   Banco Bradesco SA (JP)                                     115                   115
      359,000                      359,000   BCO Itau Holdings Financeira (JP)                           36                    36
    8,489,503                    8,489,503   Companhia Energetica de Minas Gerais (J3)                  155                   155
   83,929,111                   83,929,111   Telesp Celular Participacoes SA (J2)                       220                   220
                                                                                                                          -------
                                                                                                                              526
                                             South Korea - 0.2%
        5,840                        5,840   Daishin Securities (JQ)                                     42                    42
        1,630                        1,630   Samsung Electronics (JY)                                   336                   336
                                                                                                     ------    -------    -------
                                                                                                                              378
                                             TOTAL PREFERRED STOCK (Cost $1,235) - 0.8%                 904        645      1,549
                                             INVESTMENT COMPANIES HELD
                                             AS COLLATERAL ON LOANED
                                             SECURITIES (Cost $16,998) - 8.9%
                    16,998          16,998   State Street Navigator Securities
                                             Lending Portfolio                                                  16,998     16,998
                                             SHORT-TERM INVESTMENTS
                                             Euro Time Deposit
                       200             200   1.75% due 01/02/04                                                    252        252
                                             Investment in joint trading account
        1,205        1,336           2,541   1.061% due 01/02/04                                      1,205      1,336      2,541
                                                                                                     ------    -------    -------
                                             TOTAL SHORT-TERM INVESTMENTS (Cost $2,794) - 1.5%        1,205      1,588      2,793
                                             TOTAL INVESTMENTS (Cost $170,672) - 108.6%              64,664    142,412    207,076
                                             Payables less cash and receivables - (8.6)%                  9    (16,447)   (16,438)
                                                                                                     ------    -------    -------
                                             NET ASSETS - 100.0%                                     64,673    125,965    190,638

                    * Non-income producing security.

                    ADR American Depository Receipt GDR-Global Depository
                    Receipt.

                    (a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $238 or 0.4% of net assets of the Portfolio.

                    See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
Notes to Pro Forma Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the combination of certain Funds of the John Hancock Variable Series Trust I (the JHVST); specifically, Fundamental Value B merging in to Fundamental Value, Mid Cap Value merging in to Mid Cap Value B, Overseas Equity merging in to Overseas Equity B, Overseas Equity C merging in to Overseas Equity B, Small Cap Growth merging in to Small Cap Emerging Growth at and for the year ended December 31, 2003. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at December 31, 2003.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Fundamental Value B for the shares of Fundamental Value, Mid Cap Value for the shares of Mid Cap Value B, Overseas Equity for the shares of Overseas Equity B, Overseas Equity C for the shares of Overseas Equity B, Small Cap Growth for the shares of Small Cap Emerging Growth. Under generally accepted accounting principles in the United States of America ("GAAP"), JHVST Fundamental Value, Mid Cap Value B, Overseas Equity B and Small Cap Emerging Growth Funds will be the surviving entities for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do not reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements and financial highlights of Fundamental Value and Fundamental Value B, Mid Cap Value B and Mid Cap Value, Overseas Equity B and Overseas Equity, Overseas Equity B and Overseas Equity C, Small Cap Emerging Growth and Small Cap Growth Funds, incorporated by reference in the Statement of Additional Information.

The shares of the JHVST Fundamental Value, Mid Cap Value B, Overseas Equity B and Small Cap Emerging Growth Funds are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect, wholly-owned subsidiaries of Manulife Financial Corporation.

Pro Forma Adjustments:

     (A) Adjustment to reflect the impact of the combination of assets upon the advisory fee agreement.
     (B) Adjustment to reflect the reduction in the custodian agreement fees, elimination of duplicate expenses upon reorganization, and estimated one-time proxy, legal and other expences of the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation. Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

Short-term investments with a remaining maturity of 60 days or less are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

Any other security for which market quotations are not readily available, any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Federal Income Taxes. The Funds intends to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code ("Code") and to distribute substantially all of their taxable income to shareholders. Therefore no federal income tax provision is required. Each Fund of the Trust is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2003 the Funds' capital loss carryforwards, and the years of expiration thereof, were as follows:

          Fund              2006    2007      2008      2009      2010      2011
          ----              ----   ------   -------   -------   -------   -------
Fundamental Value B         $ --   $   --   $    --   $   491   $ 5,508   $   616

Fundamental Value             --       --        --       406    18,314     5,972

Mid Cap Value                 --       --        --        --        --        --

Mid Cap Value B               --       --        --        --        --        --

Small Cap Growth              --    2,089    10,299    43,738    35,469     7,507

Small Cap Emerging Growth     --       --        --    11,459     2,741     7,997

Overseas Equity               --       --        --       478     2,241     1,032

Overseas Equity B            266    2,070     2,540     9,656    12,511    11,857

Overseas Equity C             --       --        --    12,716     3,211        --

Overseas Equity B            266    2,070     2,540     9,656    12,511    11,857

The ability of the surviving fund to use certain of the above losses following the reorganization maybe limited under sections 382 through 384 of the Code.

                                     PART C
                                OTHER INFORMATION

          Items 15.   Indemnification

          In response to this item and the requirements of Rule 484 under the Securities Act of 1933, Registrant incorporates by reference herein its response to item 24 in Post-Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on May 1,2004.

          Item 16.    Exhibits

           (1)(a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-14 (File No. 333-47686) filed on December 6, 2000.

           (1)(b) Amendment dated May 2, 2003 to the Declaration of Trust, incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-1A (File No. 33-2081), filed on June 3, 2003.

           (1)(c) Amendments dated September 24 and March 24, 2004 to the Declaration of Trust, incorporated herein by reference to Form N-14 (File No. 333-114139) filed on April 1, 2004.

           (2) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 18, 2002, incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-1A (File No. 33-2081) filed on May 1, 2003.

           (3)        Not Applicable.


           (4)        Agreement and Plan of Reorganization (filed herewith).



           (5)        Not Applicable.

           (6)(a)(i) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, dated April 12, 1988, relating to (inter alia) the Large Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-1A (File No. 33-2081) filed in April 1989.

                (ii) Amendment No. 1 to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-1A (File No. 33-2081) filed on May 1, 1997.

               (iii) Amendment Nos. 2 and 3 to said Agreement, incorporated herein by reference from Post-Effective Amendment No. 33 to Form N-1A (File No. 33-2081) filed on April 12, 2002.

                (iv) Amendment No. 4 to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-1A (File No. 33-2081) filed on January 16, 2004.

                 (v) Supplement to said Agreement, incorporated herein by reference to Form N-14 (File No. 114130) filed on April 1, 2004.

           (6)(b)(i) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, dated March 14, 1996, relating to (inter alia) the Small Cap Emerging Growth and Overseas Equity B Funds, incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-1A (File No. 33-2081) filed on April 30, 1996.

                (ii) Amendment No. 1 to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-1A (File No. 33-2081) filed on May 1, 1997.

               (iii) Amendment No. 4, 5 and 7 to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-1A (File No. 33-2081) filed on April 12, 2002.

                (iv) Amendment No. 8 to said Agreement, incorporated herein by reference to Form N-SAR (File Nos. 33-2081 and 811-04490), filed on February 25, 2004.

                 (v) Form of Amendment No. 9 to said Agreement, incorporated herein by reference to Post Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

           (6)(c)(i) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, dated April 14, 1998, relating to (inter alia) the Mid Cap Value B Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-1A (File No. 33-2081) filed on May 1, 1998.

                (ii) Amendment No. 1 to said Agreement, incorporated by reference to Post Effective Amendment No. 33 to Form N-1A (File No. 33-2081) filed on April 12, 2002.

               (iii) Amendment No. 3, incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-1A (File No. 33-2081) filed on January 16, 2004.

                (iv) Form of Amendment No. 4 to said Agreement, incorporated herein by reference to Post Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

           (6)(d)(i) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated July 28, 1999 relating to (inter alia) the Fundamental Value Fund, incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-1A (File No. 33-2081) filed on April 12, 2002.

                (ii) Form of Amendment No. 4 to said Agreement, incorporated herein by reference to Post Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

               (6)(e) Form of Sub-Investment Management Agreement dated May 1,
                      2004 with Capital Guardian Trust Company relating to (inter alia) the Overseas Equity B Fund, incorporated herein by reference to Post Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

              (6)(f) Sub-Investment Management Agreement, dated May 1, 2004 with T. Rowe Price Associates, Inc. relating to the Mid Cap Value B Fund, incorporated herein by reference to Post-Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

           (6)(g)(i) Sub-Investment Management Agreement dated August 12, 1999 with Wellington Management Company, LLP relating to the Fundamental Value Fund, incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-1A (File No. 33-2081) filed on April 12, 2002.

          (6)(g)(ii) Amendments dated July 1, 2002, March 12, 2003 and July 1, 2003 to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-1A (File No. 33-2081) filed on January 16, 2004.

           (6)(h)(i) Sub-Investment Management Agreement, dated April 29, 1998 with Independence Investment Associates, Inc. relating to the Large Cap Growth Fund, incorporated by reference from Post-Effective Amendment No. 42 to Form N-1A (File No. 33-2081) filed on April 29, 2004.

                (ii) Amendment to said Agreement, incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-1A (File No. 33-2081) filed on January 16, 2004.

              (6)(i) Sub-Investment Management Agreement with Wellington Management Company, LLP relating to the Small Cap Emerging Growth Fund, incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-1A (File No. 33-2081) filed on May 1, 2003.

              (7)(a) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors) formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly know as "John Hancock Mutual Life Insurance Company"), incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-1A (File No. 33-2081) filed on February 28, 1997.

              (7)(b) Amendment to said Agreement, incorporated herein by reference to Form N-14 (File No. 333-114139) filed April 1, 2004.

              (8)     Not Applicable.

              (9)(a) Custodian Agreement between John Hancock Variable Series Trust I and State Street Bank & Trust Company, incorporated herein by reference from Post-Effective Amendment No. 10 to Form N-1A (File No. 33-2081) filed March 2, 1995.

              (9)(b) Form of Amendment, dated as of April 30, 2003 to said Agreement, incorporated by reference to Post-Effective Amendment No. 38 to Form N-1A (File No. 33-2081) filed on June 3, 2003.

              (9)(c) Form of Amendment, dated as of April 30, 2004, to said Agreement, incorporated by reference to Post-Effective Amendment No. 42 to Form N-1A (File No. 33-2087) filed on April 29, 2004.

             (10)     Not Applicable.


             (11) Opinion and Consent of Ronald J. Bocage, Esq. as to legality of securities to be issued pursuant hereto (filed on August 2, 2004, as part of Pre-Effective Amendment No. 1 to this Registration Statement).

             (12) Form of Opinion of Foley & Lardner LLP as to Federal Income Tax Matters (filed herewith).


             (13)     Not Applicable.

             (14)(a) Consent of Ernst & Young LLP (filed on August 2, 2004 as part of Pre-Effective Amendment No. 1 to this Registration Statement).

             (14)(b)  Consent of Foley & Lardner LLP (filed herewith).

             (15)     Not Applicable.

             (16) Powers of Attorney for Elizabeth G. Cook, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan, and Robert F. Verdonck (filed on August 2, 2004, as part of Pre-Effective Amendment No. 1 to this Registration Statement).

             (17)(a) Prospectus of Acquired Funds dated May 1, 2004 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(b) Annual Report to Shareholders of the Fundamental Growth Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(c) Annual Report to Shareholders of the Large Cap Growth B Fund (formerly known as the Large Cap Aggressive Growth
                      Fund) for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(d) Annual Report to Shareholders of the Fundamental Value B Fund (formerly known as the Large Cap Value COREsm Fund) for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(e) Annual Report to Shareholders of the Mid Cap Value Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(f) Annual Report of Shareholders of the Small Cap Growth Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(g) Annual Report to Shareholders of Overseas Equity Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(h) Annual Report to Shareholders of the Overseas Equity C Fund (formerly known as the Emerging Markets Equity Fund) for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(i) Annual Report to Shareholders of the Large Cap Growth Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(j) Annual Report to Shareholders of the Fundamental Value Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(k) Annual Report to Shareholders of the Mid Cap Value B Fund (formerly known as the Small/Mid Cap COREsm Fund) for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(l) Annual Report to Shareholders of the Small Cap Emerging Growth Fund for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

             (17)(m) Annual Report to Shareholders of the Overseas Equity B Fund (formerly known as the International Opportunities
                      Fund) for the year ended December 31, 2003 (filed on July 19, 2004 with the initial filing of this Registration Statement).

          Item 17.    Undertakings

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 C.F.R. 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES



As required by the Securities Act of 1933, this amendment has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the __ day of August, 2004.




                                        JOHN HANCOCK VARIABLE SERIES TRUST I

                                        By:    /s/ Michele Van Leer
                                               ---------------------------------
                                        Name:  Michele G. Van Leer
                                        Title: Chairman of the Board of Trustees

As required by the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE


By:  /s/ Raymond F. Skiba                                 August 27, 2004
     --------------------
     Raymond F. Skiba
     Treasurer (Principal Financial
     And Accounting Officer)


By:  /s/ Michele Van Leer                                 August 27, 2004
     --------------------
     Michele G. Van Leer
     Chairman of the Board of Trustees
     (Principal Executive Officer)


For herself and as attorney-in-fact for:
Elizabeth G. Cook, Trustee
Diane C. Kessler, Trustee
Robert F. Verdonck, Trustee
Hassell H. McClellan, Trustee